[LOGO]  CHAIRMAN'S LETTER

Dear Shareholder:

We are pleased to provide you with the semiannual report for the BNY Hamilton Funds. Please take a few minutes to review it. The semiannual report contains performance and portfolio manager reports for each of our ten Funds as well as a discussion of the investment environment by Kevin Bannon, Chief Investment Officer of The Bank of New York. The Bank of New York is the investment advisor to the Funds.

We are gratified by the growth of the BNY Hamilton Funds during the past six months. Solid investment performance, successful sales initiatives and strong inflows into the fund family helped boost total assets from $5.43 billion to $6.04 billion, an increase of more than 11% for the first half of 1999.

At the BNY Hamilton Funds, we understand and appreciate the importance of your investment. Given the volatility in the world's financial markets, that is why we continue to believe that a disciplined, well-considered investment plan is more important than ever. With a choice of ten well-diversified portfolios, each managed with a consistent investment approach, the Funds are designed to provide you with sound investment strategies to help you reach your important financial goals.

Please contact your BNY Hamilton Funds representative with any questions you may have about the Funds. If you would like a prospectus call 1-800-4BNY-FND (1-800-426-9363). Please read the prospectus carefully before you invest.

Thank you for the confidence you have placed in us.

Sincerely,

/s/ Edward L. Gardner
Edward L. Gardner
Chairman of the Board

[LOGO]  INVESTMENT ADVISOR'S LETTER

Dear Shareholder:

The performance of the U.S. economy continues to rewrite the record books. The current economic expansion passed its eighth anniversary during the Spring, making it the longest peacetime expansion in modern times. Fueled by robust consumer spending, the economy grew at a rate well in excess of its long-term trend in the first half of this year. Corporate profits surged to record levels. Most remarkably, both the unemployment rate and the core inflation rate declined in tandem over this period to their lowest levels in almost 30 years.

Stock market investors cheered this combination of economic developments by pushing the major market averages to new all-time highs. The Dow Jones Industrial Average broke through the 10,000 barrier for the first time ever and then climbed through the 11,000 level not long afterward. The S&P 500 also made a series of new highs and provided investors with a total return of 12.24% for the first six months of this year. Bond investors, however, reacted much less enthusiastically to the reports of healthy economic growth. Confidence that the economy could continue to expand without rekindling inflationary pressures waned steadily through the first half, putting upward pressure on interest rates and downward pressure on bond prices. The 10-year Treasury Note yield rose from 4.65% at the start of the year to 5.92% on June 30. The Lehman Brothers Intermediate Government/Corporate Index, as a broad proxy for the taxable bond market, posted a negative total return of -.58% for the first half.

Shifting perceptions regarding the outlook for economic activity outside the U.S. also exerted an important influence on the performance of U.S. financial markets during the first half of the year. In the first quarter, continuing weakness in many overseas economies was a source of concern for investors in terms of its potential negative impact on the profits of U.S. corporations. At the same time, this weakness was also a source of encouragement in terms of its positive implications for inflation. In the second quarter, investors flip-flopped. Signs of improving growth abroad raised hopes on the profits front, but also raised new concerns in terms of the outlook for continued low inflation.

This shift in perceptions produced a very dramatic rotation in stock market leadership beginning at the start of the second quarter. In a spectacular reversal of fortune, long out-of-favor economically-sensitive and value-oriented stocks came roaring back to life based on investors' belief that a synchronized global boom might be unfolding. Rotation out of the large cap growth-oriented issues in the technology, telecommunications, financial services and health care sectors that had been the market leaders over the preceding two years also benefited many smaller-cap stocks as market breadth improved. For the first time in seven quarters, the Russell 2000 Index, which is a measure of smaller-cap stocks, outperformed the S&P 500, gaining 15.55% versus 6.95% during the second quarter. The full first half return for the Russell 2000 Index was 9.28%. International equities also advanced in the first half with the MSCI EAFE (Morgan Stanley Capital International Europe, Australia and Far East) Index posting a gain of 4.11%. In contrast to the prior six months, Asian markets dramatically outperformed European markets.

In our judgment, weakness outside the U.S. during the early part of this year was a major factor in the Federal Reserve's decision to hold short-term interest rates steady at a very low level through the entire first half despite the clearly healthy performance of the U.S. economy. The Federal Reserve's decision to raise the Federal Funds rate from 4.75% to 5.00% on June 30, in our opinion, reflected their view that the global economy had returned to a sound enough footing to enable them to "normalize" short-term interest rates. Importantly, we do not view the Federal

[LOGO]
Reserve's action--or a likely further modest increase in the Federal Funds rate--as an indication of significant concerns regarding rising inflationary pressures.

Low inflation has been one of the primary supports of the very favorable investment environment which investors have enjoyed in the 1990s. In our view, this environment is still firmly in place. Global competition remains fierce, which makes it extremely difficult for companies to raise prices. Companies' responses to this environment-- restructuring, merging, investing in technology to boost productivity--are all contributing to creating a "virtuous circle" which serves to keep inflation in check. While inflation/boom--and deflation/bust--scares are sure to develop from time to time as they have over the past few years, the underlying economic fundamentals of sustainable moderate economic growth and subdued inflation, in our judgment, continue to provide a bullish backdrop for both the stock and bond markets, here as well as abroad.

Sincerely,

/s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer

         TABLE OF CONTENTS

QUESTIONS & ANSWERS...................................................   PAGE  1

BNY HAMILTON EQUITY INCOME FUND
  Schedule of Investments.............................................        21
  Statement of Assets and Liabilities.................................        25
  Statement of Operations.............................................        25
  Statements of Changes in Net Assets.................................        26
  Financial Highlights................................................        27

BNY HAMILTON LARGE CAP GROWTH FUND
  Schedule of Investments.............................................        29
  Statement of Assets and Liabilities.................................        33
  Statement of Operations.............................................        33
  Statements of Changes in Net Assets.................................        34
  Financial Highlights................................................        35

BNY HAMILTON SMALL CAP GROWTH FUND
  Schedule of Investments.............................................        36
  Statement of Assets and Liabilities.................................        40
  Statement of Operations.............................................        40
  Statements of Changes in Net Assets.................................        41
  Financial Highlights................................................        42

BNY HAMILTON INTERNATIONAL EQUITY FUND
  Schedule of Investments.............................................        43
  Industry Diversification............................................        48
  Statement of Assets and Liabilities.................................        49
  Statement of Operations.............................................        49
  Statements of Changes in Net Assets.................................        50
  Financial Highlights................................................        51

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
  Schedule of Investments.............................................        52
  Statement of Assets and Liabilities.................................        56
  Statement of Operations.............................................        56
  Statements of Changes in Net Assets.................................        57
  Financial Highlights................................................        58

BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
  Schedule of Investments.............................................   PAGE 60
  Statement of Assets and Liabilities.................................        65
  Statement of Operations.............................................        65
  Statements of Changes in Net Assets.................................        66
  Financial Highlights................................................        67

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
  Schedule of Investments.............................................        68
  Statement of Assets and Liabilities.................................        72
  Statement of Operations.............................................        72
  Statements of Changes in Net Assets.................................        73
  Financial Highlights................................................        74

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
  Schedule of Investments.............................................        76
  Diversification by State............................................        85
  Statement of Assets and Liabilities.................................        86
  Statement of Operations.............................................        86
  Statements of Changes in Net Assets.................................        87
  Financial Highlights................................................        88

BNY HAMILTON MONEY FUND
  Schedule of Investments.............................................        89
  Statement of Assets and Liabilities.................................        97
  Statement of Operations.............................................        97
  Statements of Changes in Net Assets.................................        98
  Financial Highlights................................................        99

BNY HAMILTON TREASURY MONEY FUND
  Schedule of Investments.............................................       102
  Statement of Assets and Liabilities.................................       104
  Statement of Operations.............................................       104
  Statements of Changes in Net Assets.................................       105
  Financial Highlights................................................       106
NOTES TO FINANCIAL STATEMENTS.........................................       107
DIRECTORS AND OFFICERS................................................       115

[LOGO]  BNY HAMILTON EQUITY INCOME FUND
AN INTERVIEW WITH ROBERT G. KNOTT, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR EQUITY INCOME FUNDS DURING THE FIRST HALF OF 1999?

A. Fueled by a robust economy, low inflation and better-than-expected corporate earnings strength, the U.S. stock market continued its powerful advance during the six months ended June 30, 1999. During the first quarter, the majority of the equity market's strong performance was concentrated in a handful of large capitalization, growth-oriented stocks. During the second quarter, however, the market began to broaden as economically-sensitive cyclical and value stocks demonstrated strength, and the previously beleaguered Russell 2000 Index---a popular measure of small cap stock performance---soundly outperformed the S&P 500 during April and May.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The six-month period ended June 30, 1999 was characterized by strong performance in the first quarter and lackluster performance in the second. As a result, the Fund posted a total return of 8.39% for Institutional Class Shares and 8.25% for Investor Class Shares(1). The Fund trailed its benchmarks, the Lipper Equity Income Fund Index(2), which was up 9.03%, and the S&P 500 Index(3), which gained 12.24% over the same period. The Fund's underperformance relative to the Lipper Equity Income Fund Index was largely due to its focus on growth-oriented, large-capitalization stocks, which we continue to believe will provide the best long-term returns.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The Fund's emphasis on high-quality, dividend-paying large cap stocks helped boost performance during the first three months of the year. As market sentiment shifted toward cyclicals and value-oriented stocks in the second quarter, however, this focus detracted from our relative performance during April and May. Healthcare stocks in general and pharmaceuticals in particular were notable laggards relative to the market, as were REITS and convertibles, which lost momentum when interest rates began to rise.

Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?

A. Circuit City, a high-growth retailer, performed very well during the period, up 86% since the start of the year. Enron, a leading new age energy distribution company, and Williams Company, a gas pipeline/telecommunications company, also contributed to the Fund's performance, gaining 44% and 37%, respectively, for the six-month period ended June 30.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE PERIOD?

A. We trimmed the Fund's exposure in the healthcare sector, lowering our holdings by 4% over the six month period. This was in response to less attractive relative earnings growth for the pharmaceutical industry in general. When convertibles and REITs lagged the market during the second quarter, we took the opportunity to increase our holdings in both sectors. In particular, we boosted the percentage of convertibles to 24% of the portfolio, up from 18%. Despite their underperformance relative to the general market, we believe REITs and convertibles offer attractive yields and defensive advantages on a long-term basis.

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Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. We believe the current market offers considerable potential for our focus on high-quality, dividend paying stocks. The U.S. economy remains healthy, with low inflation and strong consumer spending. Currently, the Fund's positioning reflects our view that inflation risks are not significant and that the Federal Reserve Board will not need to raise interest rates significantly in the short term.

                                                                      TRAILING      TRAILING        TRAILING          SINCE
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        INCEPTION
PERIODS ENDED JUNE 30, 1999      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED
BNY HAMILTON EQUITY INCOME
FUND (INSTITUTIONAL SHARES)        3.62%        5.88%       8.39%       10.78%          19.26%(4)       19.12%(4)       15.41%(4)
LIPPER EQUITY INCOME FUND
INDEX                              3.15%        8.93%       9.03%       11.20%          19.55%          19.26%          16.48%
S&P 500 INDEX                      5.47%        6.95%      12.24%       22.73%          29.07%          27.86%          21.86%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The S&P 500 is considered representative of the broad U.S. market of large-capitalization stocks.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 3 years, 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992.

[LOGO]  BNY HAMILTON LARGE CAP GROWTH FUND
AN INTERVIEW WITH CHARLES GOODFELLOW, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE CAP STOCKS DURING THE FIRST HALF OF 1999?

A. For most of the six month period ended June 30, 1999, optimism prevailed in the U.S. equity market. Investor confidence soared, bolstered by a near-perfect economic environment of robust economic growth, low interest rates and nearly non-existent inflation. After surpassing 10,000 in March, the Dow Jones Industrial Average promptly went on to cross the 11,000 threshold in May.
       Against this backdrop, large cap stocks continued their dominance, albeit by a smaller margin than in the preceding six months. In April and May, market sentiment shifted away from growth-oriented issues toward economically sensitive cyclical stocks and value-oriented sectors as news of exceptionally strong U.S. corporate earnings and improving overseas markets fueled inflationary fears.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Fund closed the first half of 1999 in the first quintile of its peer group and well ahead of its benchmarks. With a return of 15.83% for Institutional Class Shares and 15.57% for Investor Class Shares for the six-month period ended June 30, 1999(1), the Fund compared very favorably to the Lipper Growth and Income Fund Index(2) and the S&P 500 Index(3), which were up 11.59% and 12.24%, respectively.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. Much of the Fund's success can be attributed to its overweighting in technology relative to its peers and the S&P 500 Index. Favorable stock selection, most notably in the otherwise under-performing energy and financial sectors, also boosted relative performance, especially when market sentiment shifted away from growth stocks to value-oriented cyclical stocks during the second quarter. Finally, the Fund's continued use of a carefully applied hedging strategy helped benefit the Fund's return during the period.

Q. WHICH STOCKS PERFORMED PARTICULARLY WELL?

A. Tellabs, a telecommunications equipment manufacturer, which was up 97.1% and Global Crossing, a telecommunications facilities provider, up 88.4% were top performers during the period. Both companies benefited from strong gains in telecom carrier spending. Another beneficiary of the high-tech boom was Applied Materials, which gained 73.1% during the period as a result of increased orders for semiconductor testing equipment.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. We expect corporate profits to remain strong and inflation to remain subdued as the economy begins to slow to a more moderate and sustainable growth path. Market volatility is likely to continue as leadership shifts back and forth between large growth stocks--like communications and technology stocks---and cyclicals. However,

[LOGO]
   we remain confident that investors who focus on successful large companies--ones that demonstrate consistent growth and are able to ride out a period of slowing economic activity--will be rewarded over time.

                                                                      TRAILING      TRAILING        TRAILING        TRAILING
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        10 YEARS
PERIODS ENDED JUNE 30, 1999      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH
FUND (INSTITUTIONAL SHARES)        6.23%        5.41%      15.83%       21.65%          27.81%(4)       26.03%(4)       17.41%(4)
LIPPER GROWTH AND INCOME FUND
INDEX                              4.14%        9.28%      11.59%       13.56%          21.40%          21.11%          15.24%
S&P 500 INDEX                      5.47%        6.95%      12.24%       22.73%          29.07%          27.86%          18.76%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The S&P 500 is considered representative of the broad U.S. market of large-capitalization stocks.
(4) The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 6/30/88 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual total return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

[LOGO]  BNY HAMILTON SMALL CAP GROWTH FUND*
AN INTERVIEW WITH JOHN LUI, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR SMALL CAP STOCKS DURING THE FIRST HALF OF 1999?

A. Stronger-than-expected U.S. corporate earnings growth set the stage for continued strong large cap equity returns during the first quarter of the year. The trend represented a willingness on the part of investors to pay ever-increasing premiums for stocks with strong, steady earnings growth. The Dow Jones Industrial Average pushed through the 10,000 mark late in March and the Standard & Poor's Stock Index advanced nearly 5%.
       Investor sentiment shifted dramatically during the second quarter, as the market broadened away from growth-oriented stocks to economically-sensitive cyclical and value-oriented stocks. At the same time, small cap stocks roared back to life, rallying amid evidence that foreign economies were stabilizing and that strategic corporate buyers were beginning to take more notice of attractively priced smaller companies. For the first time in seven quarters, the Russell 2000 Index, which measures smaller capitalization U.S. stocks, outperformed all major U.S. equity indexes.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund performed extremely well against this backdrop, returning 18.70% for Institutional Class Shares and 18.49% for Investor Class Shares(1) for the six months ended June 30, 1999. That placed the Fund significantly ahead of its benchmarks, the Lipper Small Cap Fund Index(2) and the Russell 2000 Index(3), which returned 9.43% and 9.28%, respectively, over the same period.

Q. WHAT ACCOUNTED FOR THE FUND'S STRONG OUTPERFORMANCE?

A. The Fund's bottom-up stock selection strategy is to focus on small companies that are growing faster than the average and offer the potential for better-than-expected corporate profit growth. This emphasis on what we call "mini-gorillas" helped us to find attractive portfolio holdings with catalysts that had the potential to push prices higher, despite the shift in sentiment from growth-to-value and then back to growth. It also helped us to significantly outperform our peer group.

Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMING STOCKS DURING THE PERIOD?

A. The technology, consumer and healthcare sectors had the best relative earnings momentum, as evidenced by some of the Fund's top performers. In the technology sector, we continued to focus on communications-oriented companies--rather than PC-centric companies--such as Applied Micro Circuits, Hi/fn, and Transwitch. In the consumer sector, we emphasized high-quality global brand name companies, such as Tiffany. In the healthcare sector, Jones Pharmaceuticals was a top performer and a prime example of a company with an attractive new product cycle and strong distribution capability.

Q. WHAT DO YOU FORESEE FOR THE REST OF THE YEAR?

A. The valuation of small cap stocks relative to large caps in the current market environment continues to be quite compelling. However, volatility has become a hallmark of the current market and we expect it to continue

[LOGO]
   through 1999. In the meantime, we remain confident that the strength of our stock selection process and the strong earnings profiles of our holdings will help the Fund add value in the coming months.

                                                                      TRAILING      TRAILING        TRAILING          SINCE
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        INCEPTION
PERIODS ENDED JUNE 30, 1999      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH
FUND (INSTITUTIONAL SHARES)       11.62%       16.37%      18.70%       18.71%          14.76%(4)       19.65%(4)       18.45%(4)
LIPPER SMALL CAP FUND INDEX        7.00%       14.85%       9.43%        1.92%           7.77%          15.44%          16.30%
RUSSELL 2000 INDEX                 4.52%       15.55%       9.28%        1.50%          11.21%          15.40%          17.50%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

* Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The Russell 2000 Index is considered representative of the broad U.S. market of small-capitalization stocks.
(4) The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

[LOGO]  BNY HAMILTON INTERNATIONAL EQUITY FUND*
AN INTERVIEW WITH MARY CLARE BLAND, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR INTERNATIONAL STOCKS DURING THE FIRST HALF OF 1999?

A. The first six months of the year were marked by significant rotations in the international equity markets. The Pacific economies (ex-Japan) saw a remarkable turnaround from 1998's meltdown, rallying strongly in response to falling domestic interest rates, stable currencies, strong domestic consumption and improving exports. Japan's market also gained momentum, revived largely by a rash of corporate restructuring plans announced by such leading companies as Sony and Toshiba. Concurrently, Latin America was forced to deal with the aftermath of the devaluation of the real, Brazil's currency. With the exception of Argentina, most of these economies were able to escape relatively unscathed from last year's turmoil.
       In contrast, the European markets experienced sluggish growth as a result of the strong U.S. dollar, weaker exports (an aftermath of the Asian crisis), and the massive austerity measures required of many European economies to qualify for euro-related convergence.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the six month period ended June 30, 1999, the Fund returned 2.79% for Institutional Class Shares and 2.57% for Investor Class Shares,(1) For the same period, the Lipper International Fund Index(2) returned 6.90% and the MSCI EAFE Index(3) returned 4.11%.

Q. WHAT ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE?

A. First, the Fund was slow to move back into Japan, a decision that hurt performance particularly near the end of the period. Second, the Fund was underweighted in cyclicals, which were given a substantial boost when the market leadership rotated sharply from growth-oriented stocks in the first part of the year to more value-oriented cyclical stocks in the second quarter of 1999.

Q. HOW DID THE FUND'S PORTFOLIO COMPOSITION CHANGE DURING THE PERIOD?

A. The Fund began the year overweighted in Europe and underweighted in Japan relative to its indexes. As the Asian economies gathered strength, we began to shift the portfolio's weighting. By the end of the period, the portfolio was market weighted in all regions except for Europe, where it is marginally underweighted, and the emerging markets, where it is marginally overweighted, relative to the indexes.

Q. WHAT DO YOU FORESEE FOR THE SECOND HALF OF 1999?

A. This is an exciting, but critical time for the international markets. One or more U.S. interest rate hikes could adversely affect the European markets. Likewise, a significant drop in the value of the U.S. dollar could sidetrack the export-fueled recoveries in Europe and Asia. However, looking forward we anticipate continuing

[LOGO]
   global growth, with slow, stable growth in the U.S. and Europe, and strong returns from Japan and Asia as these economies continue to recover.

                                                                      TRAILING      TRAILING        TRAILING          SINCE
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        INCEPTION
PERIODS ENDED JUNE 30, 1999      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED**
BNY HAMILTON INTERNATIONAL
EQUITY FUND (INSTITUTIONAL
SHARES)                            4.57%        2.55%       2.79%        6.56%            N/A             N/A           13.43%
LIPPER INTERNATIONAL FUND
INDEX                              4.74%        5.55%       6.90%        4.00%          10.80%          10.10%          10.84%
MSCI EAFE INDEX                    3.92%        2.60%       4.11%        7.92%           9.12%           8.52%          12.29%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

*    International investing involves increased risk and volatility.
** The inception date for BNY Hamilton International Equity Fund (Institutional Shares) was 4/1/97.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The MSCI EAFE Index is considered representative of the equity markets in Europe, Australia, Asia and the Far East.

[LOGO]  BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
AN INTERVIEW WITH WILLIAM BAIRD, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR U.S. GOVERNMENT BONDS DURING THE FIRST HALF OF 1999?

A. During the first six months of the year, interest rates rose and bond prices fell as investors became worried that stronger-than-expected domestic growth and stabilizing global economic conditions might lead to a resurgence of inflation. Those fears seemed misplaced until May when higher commodity prices and a tight labor market resulted in a greater-than-anticipated rise in the Consumer Price Index. Soon after, the Federal Reserve announced that it was more likely to raise interest rates in the coming months than to lower them. The bias toward tighter monetary policy became reality when the Fed raised rates at its Open Market Committee meeting on June 30th in an effort to put the brakes on the economy and keep inflationary pressures at bay.
       Also contributing to both higher rates and an increase in the yield spreads of corporate bonds and mortgage-backed securities over Treasuries was a flood of supply of bond issuance, especially by corporate issuers. Ten-year Treasury yields increased by 141 basis points to 5.78% from the start of the period.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund outperformed its Lipper benchmark for the six-month period ended June 30, 1999, returning -1.04% for Institutional Class Shares and -1.16% for Investor Class Shares.(1) In comparison, the Lipper Intermediate U.S. Government Fund Index(2) returned -1.74%. The Lehman Brothers Intermediate Government Index(3) returned -0.46% for the same period.

Q. WHAT ACCOUNTED FOR THE FUND'S OUTPERFORMANCE DURING THE PERIOD?

A. By actively managing our sector weights and yield-curve exposure, we were able to add additional returns to the portfolio without a significant increase in portfolio risk. For example, as interest rates rose during the second quarter we sought to increase the duration of the Fund to a level comparable to that of our benchmark, the Lipper Intermediate U.S. Government Fund Index. As mortgage spreads tightened, we also moved to decrease the Fund's holdings in this sector of the market. By the end of the period, the Fund's weighting in the mortgage sector fell from 60% to 55% of total assets. We were able to accomplish both of these goals by reinvesting the principal and interest cash flows from our mortgage holdings into Treasuries, and to a lesser extent, agency securities.
       After mortgage spreads widened late in the Spring, we used the Fund's cash flow to add to certain Collateralized Mortgage Obligation (CMO) positions. This strategy helped to enhance overall liquidity since larger CMO positions are typically easier to trade. The CMO additions were primarily made in better-structured bonds backed by lower coupon collateral. These purchases, combined with additions to non-callable Treasuries and agency securities, helped to improve the Fund's ability to provide attractive price performance in a declining rate environment.

Q. WHAT DO YOU FORESEE FOR THE SECOND HALF OF 1999?

A. We believe that inflationary fears are overstated. Overall, the economy remains well positioned to accommodate future growth without overheating. Our expectation is for positive fixed income returns during the second half

[LOGO]
   of the year as interest rates begin to decline and wider credit spreads on mortgage bonds begin to show improvement. Most importantly, the Fund remains positioned to generate income with high quality securities in order to achieve the Fund's investment objectives.

                                                                      TRAILING      TRAILING        TRAILING          SINCE
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        INCEPTION
PERIODS ENDED JUNE 30, 1999      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED
BNY HAMILTON INTERMEDIATE
GOVERNMENT FUND (INSTITUTIONAL
SHARES)                           -0.24%       -1.02%      -1.04%        2.66%           6.02%(4)        6.43%(4)        5.07%(4)
LIPPER INTERMEDIATE US
GOVERNMENT INDEX                  -0.33%       -0.99%      -1.74%        2.60%           6.38%           6.59%           5.59%
LEHMAN INTERMEDIATE GOVERNMENT
INDEX                              0.15%       -0.19%      -0.46%        4.43%           6.57%           6.87%           5.98%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 3 years, 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

[LOGO]  BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
AN INTERVIEW WITH TERENCE MCCORMICK (VICE PRESIDENT) AND PAUL PERTUSI (ASSISTANT VICE PRESIDENT), CO-PORTFOLIO MANAGERS

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR INVESTMENT-GRADE BONDS DURING THE FIRST HALF OF 1999?

A. The overriding influence on the bond market during the first half of the year was continued strength in the U.S. economy. The long-awaited slow down, which was to be spurred by global weakness, never materialized. Paradoxically, the global financial crisis of 1998 sowed the seeds for strong U.S. growth in 1999. As investors replaced riskier assets with U.S. Treasuries, interest rates fell to their lowest levels in 30 years during the Fall of 1998. Low interest rates encouraged already well-heeled consumers to spend freely. As a result, the housing, automobile, and retail sectors of the economy all strengthened during the first half of 1999. This, of course, was worrisome news for bond investors who continued to associate strong economic growth with rising inflationary pressures.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. For the six month period ended June 30, 1999, the Fund returned -1.85% for Institutional Class Shares and -1.99% for Investor Class Shares,(1) For the same period, the Lipper Intermediate Investment Grade Index(2) returned -1.42% and the Lehman Brothers Intermediate Government/Corporate Bond Index(3) returned -0.58%.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?

A. The recent bearishness in the bond market provided us with the opportunity to purchase bonds that we consider to be attractive on a relative value basis. We have continued to add high-quality corporate positions in the intermediate portion of the yield curve (5-10 years). We believe that many of the issuers we favor (Ford, GMAC, Merrill Lynch) have suffered more from a general market malaise than from anything related to their creditworthiness. We have focused our purchases on higher quality issues, a segment of the market hurt the most in the recent sell-off. In addition, we added to our existing agency and mortgage collateral positions.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS?

A. The Fund's high yield positions, which account for 7-8% of the total portfolio, fared the best so far this year. After a particularly difficult 1998, high yield bonds snapped back from last year's depressed levels. The surprising strength in the U.S. economy also benefited the high yield sector, which typically performs well during periods of strong economic growth.
       In contrast, our investment grade corporate holdings had the most difficulty during the first half of the year, as last year's "flight to quality" reversed course in 1999. This year's sell off has been particularly severe in the higher quality sectors of the market.

Q. WHAT DO YOU FORESEE FOR THE SECOND HALF OF 1999?

A. The bond market is currently struggling with two issues. First, investors are attempting to determine whether or not the Federal Reserve Board is entering a sustained period of monetary tightening. They have also begun to

[LOGO]
   question the likelihood that inflation will remain dormant, given the strength in the U.S. economy. We expect the Fed to normalize interest rates further, tightening by another 25 basis points. However, we do not expect that the Fed will need to continue to tighten much beyond the 5.25% level.
       In our view, the Fed is taking back some of the monetary accommodation it provided during last year's financial crisis. Furthermore, it is our belief that threats from inflation will be short-lived and that the long-term trend in prices will remain on a disinflationary path. The U.S. will likely experience some moderation in growth during the second half of 1999, which should provide adequate breathing room for the bond market.

                                                                      TRAILING      TRAILING        TRAILING        TRAILING
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        10 YEARS
PERIODS ENDED JUNE 30, 1999      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED
BNY HAMILTON INTERMEDIATE
INVESTMENT GRADE FUND
(INSTITUTIONAL SHARES)            -0.11%       -1.27%      -1.85%        2.69%           6.45%(4)        6.96%(4)        6.90%(4)
LIPPER INTERMEDIATE INVESTMENT
GRADE INDEX(5)                    -0.34%       -1.02%      -1.42%        2.48%           6.65%           7.14%           7.37%
LEHMAN INTERMEDIATE
GOVERNMENT/CORPORATE INDEX         0.07%       -0.39%      -0.58%        4.18%           6.63%           7.04%           7.64%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(4) The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 6/30/88 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
(5)    Lipper Analytical Services began tracking this index on December 30,
       1988.

[LOGO]  BNY HAMILTON INTERMEDIATE NEW YORK TAX EXEMPT FUND
AN INTERVIEW WITH COLLEEN M. FREY, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR MUNICIPAL BONDS DURING THE FIRST HALF OF 1999?

A. During the first six months of this year, economic news relating to the U.S. economy was positive. However, concerns over a healthier-than-anticipated economy, particularly in light of the tight labor market, rekindled inflationary fears. This drove interest rates higher and bond prices lower in both the taxable and tax-exempt bond markets. Federal Reserve Chairman Alan Greenspan's comments were cautionary to the markets and closely watched. The Fed followed through with a 25 basis point rate increase on June 30.
       The yield of the benchmark 10-year U.S. Treasury bond climbed from its starting point of 4.63% on December 31, 1998 to 5.78% on June 30, 1999--an increase of 115 basis points. Though yields of municipal bonds also rose, the increase was not as dramatic. Yields on 5- and 10-year municipal bonds ended the six-month period at 4.31% and 4.80%, respectively, up 60 and 65 basis points. Still, municipal bonds continue to offer excellent value relative to U.S. Treasuries, although they are not as attractive as they were at the start of the year. As of June 30, the yields of 5- and 10- year municipals were equal to 78% and 83% of the yield of the federally taxable 30-year U.S. Treasury Bond.
       Overall, the municipal bond market was somewhat less volatile than the U.S. Government bond market during the period, as it benefited from a decline in new issue supply relative to last year. To date, new issue supply is behind last year's level by 25%.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund's year-to-date return of -1.44% for Institutional Class Shares and -1.56% for Investor Class Shares(1) was slightly behind the Lipper New York Intermediate Municipal Debt Fund Average(2), which returned -1.31% for the six month period ended June 30, 1999, and the Lehman Brothers Five-Year General Obligation Municipal Bond Index(3), which posted a return of -.14% for the period.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Our outlook for the fixed income market was positive through the first half of the year and we felt that the negative reaction to the better-than-expected economic news was exaggerated. This overreaction in the market and back-up in rates provided us an opportunity to purchase good quality tax-exempt bonds in the 10-15 year maturity range at yields of 5% or better. At the end of the period, the average maturity of the portfolio was
   6.5 years--up from 6.1 years at year-end 1998.
       Quality spreads continue to be narrow with little pick-up in yield for lower quality issues. Triple and double-A rated issues now represent 60.6% of the Fund's assets, up from 58.2% on December 31, 1998.

Q. WHAT DO YOU FORESEE FOR THE SECOND HALF OF 1999?

A. Our outlook for low inflation and moderate economic growth remains intact. With the exception of healthcare, credit quality for most sectors of the municipal market is expected to remain strong. Assuming new issue

[LOGO]
   volume continues at the pace set during the first half of the year, 1999 total issuance will be more than 20% less than last year's. Even with this decline, 1999 levels could be the fourth highest on record.

                                                                      TRAILING      TRAILING        TRAILING          SINCE
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        INCEPTION
PERIODS ENDED JUNE 30, 1999      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED
BNY HAMILTON INTERMEDIATE NEW
YORK TAX-EXEMPT FUND
(INSTITUTIONAL SHARES)            -1.49%       -1.88%      -1.44%        1.88%           4.55%(4)        4.78%(4)        4.40%(4)
LIPPER NEW YORK INTERMEDIATE
MUNICIPAL DEBT FUND AVERAGE       -1.46%       -1.80%      -1.31%        2.03%           5.18%           5.28%           5.07%
LEHMAN 5 YEAR G.O. MUNI BOND
INDEX                             -1.11%       -1.16%      -0.14%        3.42%           5.33%           5.72%           5.47%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 3 years, 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This volunary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

[LOGO]  BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
AN INTERVIEW WITH JEFFREY NOSS, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR TAX-EXEMPT BONDS IN THE FIRST HALF OF 1999?

A. Stronger-than-expected economic growth and the resulting threat of inflation were on the top of investors' minds through much of the first six months of the year. These concerns drove interest rates higher and bond prices lower and prompted the Federal Reserve Board to raise short-term interest rates at its Open Market Committee Meeting on June 30th. This contributed to a downturn in price performance for the municipal bond market during the period.
       The yield on high-quality, intermediate term municipal bonds rose 65 basis points to 4.80%, up from 4.15% when the period began. The yield on the 10-year U.S. Treasury Note rose from 4.63% on December 31, 1998 to 5.78% on June 30, an increase of 115 basis points.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. For the six-month period ended June 30, 1999, the Fund posted a total return of return of -2.15% for Institutional Class Shares and -2.19% for Investor Class Shares(1). In comparison, the Lipper Intermediate Municipal Bond Fund Index(2) returned -1.13% and the Lehman Brothers Five-Year General Obligation Municipal Bond Index(3) returned -.14% for the same period.

Q. WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. We believe that the longer-term trend for interest rates is down. As a result, the Fund remained positioned for that scenario during the first half of the year. This hurt the Fund's performance relative to the indexes. As a high credit-quality oriented Fund, we hold a smaller proportion of lower-rated bonds than our peer group. Our higher-quality profile impacted our relative performance when lower-rated bonds, reflecting the strong economic backdrop, experienced relatively better price performance during the period.

Q. HOW DID THE FUND'S PORTFOLIO COMPOSITION CHANGE DURING THE PERIOD?

A. The Fund increased its holdings of Baa-1 paper in order to take advantage of improving credit trends in that segment of the market. This resulted in stronger price performance for that group of credits during the first half of the year. In light of our longer-term outlook for lower interest rates, we also took advantage of weaker market conditions by tax swapping. This helped to reduce the Fund's overall capital gains position and increase its overall yield. Finally, we lengthened the duration of the portfolio slightly during the period by approximately 4%.

Q. WHAT DO YOU FORESEE FOR THE SECOND HALF OF 1999?

A. While a greater new issue supply, higher-than-expected inflation and a lowering of credit quality are potential risks for the fixed income markets, we believe these scenarios are unlikely. Instead, we anticipate a lower supply of intermediate-term municipal securities and a more favorable interest rate environment. As a result, we

[LOGO]
   remain positive in our outlook for the municipal bond market for the rest of the year and have positioned the Fund to reflect that view.

                                                                      TRAILING      TRAILING        TRAILING        TRAILING
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        10 YEARS
PERIODS ENDED JUNE 30, 1999      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED
BNY HAMILTON INTERMEDIATE
TAX-EXEMPT FUND (INSTITUTIONAL
SHARES)                           -1.78%       -2.31%      -2.15%        1.21%           4.38%(4)        4.63%(4)        5.49%(4)
LIPPER INTERMEDIATE MUNICIPAL
FUND INDEX                        -1.36%       -1.68%      -1.13%        2.19%           5.29%           5.53%           6.30%
LEHMAN 5 YEAR G.O. MUNI BOND
INDEX                             -1.11%       -1.16%      -0.14%        3.42%           5.33%           5.72%           6.51%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(4) The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 6/30/88 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

[LOGO]  BNY HAMILTON MONEY FUND
AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE MONEY MARKETS IN THE FIRST HALF OF 1999?

A. The economy entered 1999 following three quick Federal Reserve rate cuts, or "easings" to the Federal Funds rate, in the third quarter of 1998 to combat the global slowdown concerns resulting from the emerging market crisis. These cuts did, in fact, stabilize the markets and the Federal Funds rate remained at 4.75% throughout the first half of the year until June 30th , when the Federal Reserve increased rates to 5.00%. The latest increase or "tightening" to the Federal Funds rate was a step toward "normalizing" short-term interest rates in response to concerns about inflationary pressures resulting from strong domestic and improving international growth.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. For the six-month period ended June 30, 1999, Hamilton Shares of the Fund posted a total return of 2.36%, Hamilton Premier Shares returned 2.23%, and Hamilton Classic Shares returned 2.10%(1). For the 12-month period ended June 30, 1999, Hamilton Shares returned 5.06%, Hamilton Premier Shares returned 4.80%, and Hamilton Classic Shares returned 4.51%.
       The seven-day current and the 30-day effective yields for the six-month period ended June 30, 1999 were 4.78% and 4.69%, respectively for the Hamilton Shares; 4.53% and 4.44% for Hamilton Premier Shares; and 4.28% and 4.19% for Hamilton Classic Shares(2). During the first half of this year, the Fund's assets grew significantly, increasing over $400 million or 16% to more than $2.9 billion.

Q. WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The Fund seeks to achieve a competitive yield with a bias toward safety and liquidity. For this reason, we invest in a variety of instrument types in various sectors over the short-term yield curve, while at the same time providing a significant overnight base of liquidity and a steady steam of maturities. We are extremely focused on the quality of our investments and the Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share. Of course, there is no guarantee that it will do so.

Q. HOW WAS THE FUND WEIGHTED?

A. The Fund remained broadly diversified with exposure to various fixed- and variable-rate money market securities including top-rated commercial paper (46%), bank exposure (20%), repurchase agreements (13%), corporate debt (11%) and U.S. government and agency securities (10%). The weighted average maturity (WAM) of the Fund was 51 days as of June 30, 1999.

[LOGO]

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The Federal Reserve, ever vigilant against inflation, may act again to raise interest rates should there be renewed signs of growth or wage pressure. However, we would view such Fed action as a monetary adjustment reflective of a sound global economy. As a result, we do not anticipate significant rate changes for the second half of 1999 and believe the economy will continue to enjoy relatively low inflation and sustainable economic growth. The BNY Hamilton Money Fund will continue to identify investments of significant relative value to maintain a competitive yield and a well positioned portfolio.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND STRIVES TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

[LOGO]  BNY HAMILTON TREASURY MONEY FUND
AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED TREASURY SECURITIES IN THE FIRST HALF OF 1999?

A. As a result of the Federal Reserve's three separate moves to cut the Federal Funds rate during the third quarter of 1998, the yield on Treasury securities had fallen significantly by the start of 1999. As the global economy stabilized during the first three months of the year, much of the money which had poured into the safe haven of the U.S. Treasury market began to move out, causing yields to rise. This was evident particularly towards the end of the quarter as a tightening move by the Federal Reserve appeared imminent. Also impacting the Treasury market during the period was the fact that short-term U.S. Treasury Bills continued to provide relatively low yields as the Federal budget surplus significantly lowered the U.S. Treasury's funding requirements. This reduction in supply, coupled with continued demand, kept the yields on Treasury Bills low in relation to the overnight Fed Funds target.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. For the six-month period ended June 30, 1999, Hamilton Shares of the Fund posted a total return of 2.26% and Hamilton Premier Shares returned 2.15%(1). Hamilton Classic Shares commenced operation in the second quarter of 1999 and had a year-to-date performance of .67% and a 4.00% annualized yield since inception(1). For the 12-month period ended June 30, 1999, Hamilton Shares of the Fund returned 4.85% and Hamilton Premier Shares returned 4.60%.
       The seven-day current and the 30-day effective yields for the six-month period ended June 30,1999 were 4.55% and 4.47%, respectively for Hamilton Shares; 4.30% and 4.22% for Hamilton Premier Shares; and 4.05% and 3.98% for Hamilton Classic Shares. During the first half of the year, the Fund's assets grew significantly, increasing over $70 million, or 10%, to more than $790 million.

Q. WHAT ARE YOUR GOALS IN MANAGING THE FUND?

A. The BNY Hamilton Treasury Money Fund is designed to provide high current income while preserving investors' capital and maintaining a very high level of liquidity. As a result, the Fund invests solely in U.S. Treasury obligations and securities collateralized by U. S. Treasury obligations.
       Our emphasis on quality has earned the Fund an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share. Of course, there is no guarantee that it will do so.

Q. HOW WAS THE FUND WEIGHTED?

A. The Fund remained heavily weighted toward liquidity with overnight Treasury-backed repurchase agreements representing 80% of the Fund and Treasury Notes and Bills representing the remaining 20%. The weighted average maturity (WAM) of the BNY Hamilton Treasury Money Fund was 39 days as of June 30, 1999.

[LOGO]

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The Federal Reserve, ever vigilant against inflation, may act again to raise interest rates should there be renewed signs of growth or wage pressure. However, we would view such Fed's action as a monetary adjustment reflective of a sound global economy. As a result, we do not anticipate significant rate changes for the second half of 1999 and believe the economy will continue to enjoy relatively low inflation and sustainable economic growth. As the portfolio is heavily weighted in overnight investments, the recent increase in the Fed Funds rate and any subsequent rate change is reflected immediately in the Fund's yield.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor agreed to assume a portion of the expenses for this Fund until June 30, 1998. Had expenses not been assumed, total return would have been lower.
(2) YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR WITH ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND STRIVES TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

        BNY HAMILTON EQUITY INCOME FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                    VALUE
-----------                                                             -------------
              COMMON STOCKS--74.3%
              ADVERTISING & MARKETING
              SERVICES--0.5%
    *90,000   Infinity Broadcasting Corp., Series A..................   $   2,677,500
                                                                        -------------
              AEROSPACE AND DEFENSE--1.6%
    150,000   AlliedSignal, Inc. ....................................       9,450,000
                                                                        -------------
              BANKING--3.8%
    195,000   Fleet Financial Group, Inc. ...........................       8,653,125
    380,000   Mellon Bank Corp. .....................................      13,822,500
                                                                        -------------
                                                                           22,475,625
                                                                        -------------
              BEVERAGES--SOFT DRINKS--1.0%
    250,000   Pepsi Bottling Group, Inc. ............................       5,765,625
                                                                        -------------
              BUSINESS EQUIPMENT &
              SERVICES--2.0%
    200,000   Xerox Corp. ...........................................      11,812,500
                                                                        -------------
              CABLE TV SYSTEMS--1.3%
    200,000   Comcast Corp. Class A..................................       7,687,500
                                                                        -------------
              COMMERCIAL SERVICES--1.1%
   *250,000   Republic Services, Inc. ...............................       6,187,500
                                                                        -------------
              COMMUNICATIONS EQUIPMENT & SYSTEMS--1.1%
     70,000   Nokia Oyj, (ADR).......................................       6,409,375
                                                                        -------------
              COMPUTERS--MICRO--1.1%
    *90,000   Sun Microsystems, Inc. ................................       6,198,750
                                                                        -------------
              CONGLOMERATES--2.4%
    122,200   General Electric Co. ..................................      13,808,600
                                                                        -------------
              ELECTRONICS--1.8%
   *190,000   American Power Conversion Corp. .......................       3,823,750
   *100,000   Solectron Corp. .......................................       6,668,750
                                                                        -------------
                                                                           10,492,500
                                                                        -------------

 NUMBER OF
  SHARES                                                                    VALUE
-----------                                                             -------------
              COMMON STOCKS (CONTINUED)
              ENTERTAINMENT--1.7%
    *97,000   Imax Corp. ............................................   $   2,182,500
   *150,000   Seagram Co., Ltd. .....................................       7,556,250
                                                                        -------------
                                                                            9,738,750
                                                                        -------------
              FINANCIAL SERVICES--DIVERSIFIED--3.7%
    130,000   Merrill Lynch & Co., Inc. .............................      10,391,875
    110,000   Morgan Stanley, Dean Witter & Co. .....................      11,275,000
                                                                        -------------
                                                                           21,666,875
                                                                        -------------
              FINANCIAL SERVICES--MORTGAGE COMPANIES--1.2%
    100,000   Fannie Mae.............................................       6,837,500
                                                                        -------------
              FOOD PRODUCTS--1.3%
    160,000   Bestfoods..............................................       7,920,000
                                                                        -------------
              HOUSEHOLD & PERSONAL CARE
              PRODUCTS--5.3%
     90,000   Clorox Co. ............................................       9,613,125
     70,000   Colgate-Palmolive Co. .................................       6,912,500
    120,000   Maytag Corp. ..........................................       8,362,500
     70,000   Procter & Gamble Co. ..................................       6,247,500
                                                                        -------------
                                                                           31,135,625
                                                                        -------------
              INSURANCE--HEALTH, LIFE &
              MULTI-LINE--1.3%
     65,362   American International Group, Inc. ....................       7,651,439
                                                                        -------------
              MEDIA--1.0%
    *89,250   Clear Channel Communications, Inc. ....................       6,152,672
                                                                        -------------
              MEDICAL PRODUCTS & SUPPLIES--3.8%
    169,200   Johnson & Johnson......................................      16,581,600
     75,000   Medtronic, Inc. .......................................       5,840,625
                                                                        -------------
                                                                           22,422,225
                                                                        -------------
              OIL & GAS--1.3%
    115,000   Schlumberger Ltd. .....................................       7,324,062
                                                                        -------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                    VALUE
-----------                                                             -------------
              COMMON STOCKS (CONTINUED)
              OIL--INTERNATIONAL--3.8%
    162,400   Exxon Corp. ...........................................   $  12,525,100
    150,000   Total Fina S.A. (ADR)..................................       9,665,625
                                                                        -------------
                                                                           22,190,725
                                                                        -------------
              PHARMACEUTICALS--0.9%
     50,000   Pfizer, Inc. ..........................................       5,487,500
                                                                        -------------
              PHARMECEUTICALS, HEALTH CARE, COSMETIC--3.1%
    100,000   American Home Products Corp. ..........................       5,750,000
    180,000   Bristol-Myers Squibb Co. ..............................      12,678,750
                                                                        -------------
                                                                           18,428,750
                                                                        -------------
              RAILROADS--2.1%
    180,000   Canadian National Railway Co. .........................      12,060,000
                                                                        -------------
              REAL ESTATE INVESTMENT TRUSTS--8.8%
    175,000   Apartment Investment & Management Co. .................       7,481,250
    175,000   Avalonbay Communities, Inc. ...........................       6,475,000
    320,000   Duke Weeks Realty Corp. ...............................       7,220,000
    135,000   Equity Residential Properties Trust....................       6,083,437
    200,000   General Growth Properties, Inc. .......................       7,100,000
    300,000   Mack-Cali Realty Corp. ................................       9,281,250
    400,000   ProLogis Trust.........................................       8,100,000
                                                                        -------------
                                                                           51,740,937
                                                                        -------------
              RETAIL--DISCOUNT STORES--1.0%
    *75,000   Costco Cos., Inc. .....................................       6,004,688
                                                                        -------------
              RETAIL--GENERAL MERCHANDISE--1.5%
    150,000   Lowe's Companies, Inc. ................................       8,503,125
                                                                        -------------
              RETAIL--SPECIALTY STORES--1.6%
    100,000   Circuit City Stores-Circuit City Group.................       9,300,000
                                                                        -------------
 NUMBER OF
  SHARES                                                                    VALUE
-----------                                                             -------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS--6.6%
    200,000   Lucent Technologies, Inc. .............................   $  13,487,500
   *150,000   MCI WorldCom, Inc. ....................................      12,909,375
    210,000   SBC Communications, Inc. ..............................      12,180,000
                                                                        -------------
                                                                           38,576,875
                                                                        -------------
              UTILITIES--ELECTRIC--1.2%
    100,000   Montana Power Co. .....................................       7,050,000
                                                                        -------------
              UTILITIES--GAS & ELECTRIC--4.4%
    140,000   Enron Corp. ...........................................      11,445,000
    100,000   Texas Utilities Co. ...................................       4,125,000
    245,000   Williams Cos., Inc. ...................................      10,427,813
                                                                        -------------
                                                                           25,997,813
                                                                        -------------
              UTILITIES--WATER--1.0%
    192,100   American Water Works Co., Inc. ........................       5,907,075
                                                                        -------------
              TOTAL COMMON STOCKS
              (Cost $301,740,162)....................................     435,062,111
                                                                        -------------

              CONVERTIBLE PREFERRED STOCKS--15.4%
              AUTOMOTIVE PARTS &
              EQUIPMENT--0.8%
     80,000   Federal-Mogul Financial Trust**........................       4,730,000
                                                                        -------------
              BANKING--0.6%
     30,000   Jefferson-Pilot Corp. NB (ACES) (a)....................       3,690,000
                                                                        -------------
              ENTERTAINMENT--0.4%
    *50,000   Seagram Co., Ltd. .....................................       2,496,875
                                                                        -------------
              FINANCIAL SERVICES--0.8%
    120,000   Conseco Finance Trust, Series F........................       4,822,500
                                                                        -------------
              FOOD PROCESSING--0.6%
     70,000   Ralston Purina Co. (b).................................       3,255,000
                                                                        -------------
              INSURANCE--0.4%
     40,000   PLC Cap Trust II.......................................       2,320,000
                                                                        -------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                    VALUE
-----------                                                             -------------
              CONVERTIBLE PREFERRED STOCKS (CONTINUED)
              MANUFACTURING--CONSUMER
              PRODUCTS--1.2%
    120,000   Newell Financial Trust I...............................   $   6,720,000
                                                                        -------------
              MEDIA--1.1%
     40,000   Evergreen Media Corp.**................................       4,410,000
     13,500   Tribune Co., 2%, 05/15/29..............................       1,724,625
                                                                        -------------
                                                                            6,134,625
                                                                        -------------
              OIL & GAS--0.6%
    100,000   Apache Corp. ..........................................       3,700,000
                                                                        -------------
              PARKING FACILITIES--0.2%
     60,000   Central Parking Financial Trust........................       1,222,500
                                                                        -------------
              REAL ESTATE INVESTMENT TRUSTS--0.2%
     50,000   Apartment Investment & Management Co. .................       1,346,875
                                                                        -------------
              RETAIL--GENERAL MERCHANDISE--0.6%
     80,000   Merrill Lynch DG STRYPES (c)...........................       3,430,000
                                                                        -------------
              RETAIL--SPECIALTY STORES--0.5%
     33,000   Estee Lauder Auto Com Exchange.........................       3,110,250
                                                                        -------------
              TELECOMMUNICATIONS--3.0%
    121,120   Comcast Corp...........................................      10,476,880
     20,000   TCI Pacific Communications, Inc., Series A.............       6,833,240
                                                                        -------------
                                                                           17,310,120
                                                                        -------------
              TELECOMMUNICATIONS--NON-U.S.--1.9%
    100,000   Global Telesystems Group...............................       6,600,000
     51,000   MediaOne (Vodaphone)...................................       4,615,500
                                                                        -------------
                                                                           11,215,500
                                                                        -------------
 NUMBER OF
  SHARES                                                                    VALUE
-----------                                                             -------------
              CONVERTIBLE PREFERRED STOCKS (CONTINUED)
              UTILITIES--GAS & ELECTRIC--2.5%
     70,000   AES Trust II**.........................................   $   4,042,500
    100,000   Nisource, Inc. ........................................       4,937,500
    100,000   Texas Utilities Co. ...................................       5,500,000
                                                                        -------------
                                                                           14,480,000
                                                                        -------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $77,036,996).....................................      89,984,245
                                                                        -------------

 PRINCIPAL
  AMOUNT
-----------
              CONVERTIBLE BONDS--8.9%
              COMPUTERS--SOFTWARE &
              PERIPHERALS--1.0%
$ 2,500,000   VERITAS Software Corp., 5.25%, 11/01/04................       5,859,375
                                                                        -------------
              ENTERTAINMENT--0.3%
  1,500,000   Imax Corp.,
              5.75%, 04/01/03**......................................       1,783,125
                                                                        -------------
              HEALTH CARE PRODUCTS &
              SERVICES--1.9%
  5,100,000   Alza Corp.,
              5.00%, 05/01/06........................................       6,993,375
  3,000,000   Genzyme Corp.,
              5.25%, 06/01/05........................................       4,222,500
                                                                        -------------
                                                                           11,215,875
                                                                        -------------
              HUMAN RESOURCES--0.5%
  1,980,000   Interim Services, Inc., 4.50%, 06/01/05**..............       1,697,850
  1,500,000   Personnel Group of America, Inc.,
              5.75%, 07/01/04........................................       1,276,875
                                                                        -------------
                                                                            2,974,725
                                                                        -------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                    VALUE
-----------                                                             -------------
              CONVERTIBLE BONDS (CONTINUED)
              INDUSTRIAL & COMMERCIAL
              SERVICES--0.5%
$ 2,250,000   Waste Management, Inc., 4.00%, 02/01/02................   $   2,961,563
                                                                        -------------
              MANUFACTURING AND DESIGN TECHNOLOGY--1.7%
  2,000,000   EMC Corp.,
              3.25%, 03/15/02**......................................       9,865,000
                                                                        -------------
              MEDIA--0.8%
  3,750,000   Clear Channel Communications, Inc., 2.625%, 04/01/03...       4,762,500
                                                                        -------------
              MEDICAL PRODUCTS & SUPPLIES--0.8%
  4,000,000   Centocor, Inc.,
              4.75%, 02/15/05**......................................       4,485,000
                                                                        -------------
              OIL & GAS--0.7%
  4,000,000   Diamond Offshore Drilling, 3.75%, 02/15/07.............       3,950,000
                                                                        -------------
              SEMICONDUCTOR--0.7%
  2,000,000   Level One (Intel) Communications, 4.00%, 09/01/04......       3,917,500
                                                                        -------------
              TOTAL CONVERTIBLE BONDS
              (Cost $37,579,937).....................................      51,774,663
                                                                        -------------

              MONEY MARKET FUND--1.4%
  8,344,275   ACM Institutional Reserves (Prime Portfolio), 4.90%(d)
              (Cost $8,344,275)......................................       8,344,275
                                                                        -------------
              TOTAL INVESTMENTS BEFORE OUTSTANDING WRITTEN CALL
              OPTIONS
              (Cost $424,701,370)(e).................................     585,165,294
                                                                        -------------

                                                           STRIKE
 CONTRACTS                                                  PRICE          VALUE
-----------                                                ------      -------------
              OUTSTANDING WRITTEN CALL OPTIONS-- (0.1%)
       (400)  Merrill Lynch Co., expiration July
              1999....................................  $         80   $    (125,000)
       (350)  Morgan Stanley, Dean Witter, Discover &
              Co., expiration July 1999...............           100        (175,000)
                                                                       -------------
              TOTAL OUTSTANDING WRITTEN CALL OPTIONS
              (Premiums received $188,993)...........................       (300,000)
                                                                       -------------

              TOTAL INVESTMENTS NET OF OUTSTANDING
              WRITTEN CALL OPTIONS
              (Cost $424,512,377)--99.9%..............    584,865,294
              Other assets less liabilities-- 0.1%....        453,101
                                                        -------------
              NET ASSETS--100.0%......................  $ 585,318,395
                                                        -------------
                                                        -------------

ACES AUTOMATIC COMMON EXCHANGE SECURITIES.
ADR  AMERICAN DEPOSITORY RECEIPT.
STRYPES STRUCTURED YIELD PRODUCT EXCHANGEABLE FOR STOCK.
*    NON-INCOME PRODUCING SECURITY.
** SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(a)  CONVERTIBLE TO BANKAMERICA CORP. COMMON STOCK.
(b)  CONVERTIBLE TO INTERSTATE BAKERIES COMMON STOCK.
(c)  CONVERTIBLE TO DOLLAR GENERAL CORP. COMMON STOCK.
(d)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1999.
(e) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1999, NET UNREALIZED APPRECIATION WAS $160,463,924 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $168,792,173 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $8,328,249.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND
        STATEMENT OF ASSETS AND LIABILITIES

          JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at value
    (Cost $424,701,370).....................................  $585,165,294
  Cash......................................................        31,230
  Receivables:
    Dividends...............................................       542,212
    Interest................................................       455,493
    Capital stock sold......................................       189,585
    Investments sold........................................        13,863
  Other assets..............................................         1,620
                                                              ------------
      TOTAL ASSETS..........................................   586,399,297
                                                              ------------
LIABILITIES:
  Outstanding call options written
    (premium received $188,993).............................       300,000
  Payables:
    Services provided by the Bank of New York and
      Administrator.........................................       450,228
    Capital stock repurchased...............................       179,340
  Accrued expenses and other liabilities....................       151,334
                                                              ------------
      TOTAL LIABILITIES.....................................     1,080,902
                                                              ------------
NET ASSETS:.................................................  $585,318,395
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     32,841
  Capital surplus...........................................   361,843,056
  Undistributed net investment income.......................       610,409
  Accumulated net realized gain on investments..............    62,479,172
  Net unrealized appreciation on investments................   160,352,917
                                                              ------------
NET ASSETS..................................................  $585,318,395
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $544,396,817
                                                              ------------
                                                              ------------
  Shares outstanding........................................    30,539,517
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      17.83
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $ 40,921,578
                                                              ------------
                                                              ------------
  Shares outstanding........................................     2,301,383
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      17.78
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $18,276)...  $ 5,603,036
  Interest..................................................    1,373,962
                                                              -----------
    TOTAL INCOME............................................    6,976,998
                                                              -----------
EXPENSES:
  Advisory..................................................    1,705,655
  Administration............................................      568,552
  12b-1 fee--Investor Shares................................       46,566
  Transfer agent............................................       67,918
  Custodian.................................................       50,022
  Reports to shareholders...................................       41,710
  Registration and filings..................................       40,328
  Accounting services.......................................       29,747
  Insurance.................................................       13,682
  Legal.....................................................       13,577
  Audit.....................................................       10,450
  Cash management...........................................        9,695
  Directors.................................................        7,812
  Other.....................................................       15,284
                                                              -----------
    TOTAL EXPENSES..........................................    2,620,998
    Earnings credit adjustment (Note 3).....................       (2,278)
                                                              -----------
    NET EXPENSES............................................    2,618,720
                                                              -----------
    NET INVESTMENT INCOME...................................    4,358,278
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
    Investments.............................................   55,033,276
    Written call options....................................      163,194
                                                              -----------
  Net realized gain on investments..........................   55,196,470
                                                              -----------
  Decrease in unrealized
    appreciation on:
    Investments.............................................  (13,225,681)
    Written call options....................................     (111,007)
                                                              -----------
  Net unrealized loss on investments during the period......  (13,336,688)
                                                              -----------
  Net realized and unrealized gain on investments...........   41,859,782
                                                              -----------
  Net increase in net assets resulting from operations......  $46,218,060
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                  YEAR
                                                                        SIX MONTHS ENDED         ENDED
                                                                          JUNE 30, 1999       DECEMBER 31,
                                                                           (UNAUDITED)            1998
                                                                        -----------------   ----------------
OPERATIONS:
  Net investment income...............................................    $  4,358,278       $   9,759,306
  Net realized gain on investments....................................      55,196,470          30,042,130
  Increase/(decrease) in unrealized appreciation on investments during
    the period........................................................     (13,336,688)         30,647,552
                                                                        -----------------   ----------------
    Net increase in net assets resulting from operations..............      46,218,060          70,448,988
                                                                        -----------------   ----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........      (3,897,030)         (8,618,820)
                                        Investor Shares...............        (230,057)           (536,948)
  Distributions from capital gains: Institutional Shares..............             -0-         (21,865,292)
                                    Investor Shares...................             -0-          (1,528,489)
                                                                        -----------------   ----------------
                                                                            (4,127,087)        (32,549,549)
                                                                        -----------------   ----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares..............      24,545,790          26,979,380
                                    Investor Shares...................      17,321,984           4,116,015
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................       1,145,497          24,111,829
                  Investor Shares.....................................         212,953           1,987,895
  Cost of capital stock repurchased: Institutional Shares.............     (48,857,283)        (81,028,870)
                                     Investor Shares..................     (16,586,351)         (5,358,164)
                                                                        -----------------   ----------------
    Net increase (decrease) in net assets resulting from capital stock
      transactions....................................................     (22,217,410)        (29,191,915)
                                                                        -----------------   ----------------
      INCREASE IN NET ASSETS..........................................      19,873,563           8,707,524
NET ASSETS:
  Beginning of period.................................................     565,444,832         556,737,308
                                                                        -----------------   ----------------
  End of period (includes undistributed net investment income of
    $610,409 at June 30, 1999 and $379,218 at December 31, 1998)......    $585,318,395       $ 565,444,832
                                                                        -----------------   ----------------
                                                                        -----------------   ----------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares...................................       1,465,023           1,699,962
               Investor Shares........................................       1,003,099             253,791
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................          67,434           1,487,475
Investor Shares.......................................................          12,558             122,592
  Shares repurchased: Institutional Shares............................      (2,871,000)         (4,940,940)
                      Investor Shares.................................        (965,133)           (328,881)
                                                                        -----------------   ----------------
    Net decrease......................................................      (1,288,019)         (1,706,001)
  Shares outstanding, beginning of period.............................      34,128,919          35,834,920
                                                                        -----------------   ----------------
  Shares outstanding, end of period...................................      32,840,900          34,128,919
                                                                        -----------------   ----------------
                                                                        -----------------   ----------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                               INSTITUTIONAL SHARES
                                          --------------------------------------------------------------
                                            SIX MONTHS                                FOR THE PERIOD
                                              ENDED                YEAR               APRIL 1, 1997*
                                          JUNE 30, 1999            ENDED                  THROUGH
                                           (UNAUDITED)       DECEMBER 31, 1998       DECEMBER 31, 1997
                                          --------------   ---------------------   ---------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  16.57             $  15.54                $  14.21
                                          --------------          --------                --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.21                 0.28                    0.25
Net realized and unrealized gain on
  investments...........................         1.26                 1.73                    3.25
                                          --------------          --------                --------
  Total from investment operations......         1.47                 2.01                    3.50
                                          --------------          --------                --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....        (0.21)               (0.27)                  (0.24)
Distributions from capital gains........           --                (0.71)                  (1.93)
                                          --------------          --------                --------
  Total dividends and distributions.....        (0.21)               (0.98)                  (2.17)
                                          --------------          --------                --------
Net asset value at end of period........     $  17.83             $  16.57                $  15.54
                                          --------------          --------                --------
                                          --------------          --------                --------
TOTAL RETURN:...........................         8.39%**             13.18%                  24.73%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $544,397             $528,233                $522,524
Ratio to average net assets of:
  Expenses..............................          .91%***             0.89%                   0.87%***
  Net investment income.................         1.55%***             1.77%                   2.07%***
Portfolio turnover rate.................           32%                  39%                     65%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

--------------------------------------------------------------------------------

                                                                         INVESTOR SHARES
                                            -------------------------------------------------------------------------
                                              SIX
                                             MONTHS
                                             ENDED
                                            JUNE 30,                       YEAR ENDED DECEMBER 31,
                                              1999       ------------------------------------------------------------
                                            (UNAUDITED)    1998         1997         1996         1995         1994
                                            --------     --------     --------     --------     --------     --------
PER SHARE DATA:
Net asset value at beginning of
  period................................    $ 16.53      $  15.53     $  14.12     $  12.99     $  10.70     $  11.30
                                            --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................       0.20          0.25         0.35         0.30         0.32         0.31
Net realized and unrealized gain (loss)
  on investments........................       1.25          1.71         3.27         2.22         2.41        (0.60)
                                            --------     --------     --------     --------     --------     --------
  Total from investment operations......       1.45          1.96         3.62         2.52         2.73        (0.29)
                                            --------     --------     --------     --------     --------     --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....      (0.20)        (0.25)       (0.28)       (0.29)       (0.32)       (0.31)
Distributions from capital gains........         --         (0.71)       (1.93)       (1.10)       (0.12)         -0-
                                            --------     --------     --------     --------     --------     --------
  Total dividends and distributions.....      (0.20)        (0.96)       (2.21)       (1.39)       (0.44)       (0.31)
                                            --------     --------     --------     --------     --------     --------
Net asset value at end of year..........    $ 17.78      $  16.53     $  15.53     $  14.12     $  12.99     $  10.70
                                            --------     --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------     --------
TOTAL RETURN:+..........................       8.25%*       12.82%       25.85%       19.58%       25.78%       (2.58)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................    $40,922      $ 37,212     $ 34,213     $216,363     $169,841     $135,131
Ratio to average net assets of:
  Expenses..............................       1.15%**       1.17%        1.01%        0.97%        1.00%        1.04%
  Net investment income.................       1.30%**       1.50%        1.77%        2.17%        2.66%        2.89%
Portfolio turnover rate.................         32%           39%          65%          58%          58%          51%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.
*    NOT ANNUALIZED.
**   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS--94.5%
              BANKING--3.0%
    217,000   First Union Corp. ......................  $ 10,199,000
    128,932   Wells Fargo & Co. ......................     5,511,843
                                                        ------------
                                                          15,710,843
                                                        ------------
              BEVERAGES--1.4%
    114,467   Coca-Cola Co. ..........................     7,154,187
                                                        ------------
              BUSINESS SERVICES--1.1%
    100,000   Frontier Corp. .........................     5,900,000
                                                        ------------
              CHEMICALS--DIVERSIFIED--2.1%
    160,146   duPont (E.I.) de
              Nemours & Co. ..........................    10,939,974
                                                        ------------
              COMMUNICATIONS &
              ENTERTAINMENT--2.3%
    163,158   Time Warner, Inc. ......................    11,992,113
                                                        ------------
              COMMUNICATIONS EQUIPMENT & SYSTEMS--5.4%
     25,000   America Online, Inc. ...................     2,762,500
    170,000   Nokia Oyj, (ADR)........................    15,565,625
     15,000   Razorfish, Inc. ........................       555,937
    130,000   Tellabs, Inc. ..........................     8,783,125
                                                        ------------
                                                          27,667,187
                                                        ------------
              COMPUTER SERVICES--2.4%
    121,660   Hewlett-Packard Co. ....................    12,226,830
                                                        ------------
              COMPUTERS--MICRO--1.6%
   *120,000   Sun Microsystems, Inc. .................     8,265,000
                                                        ------------
              COMPUTERS--SOFTWARE &
              PERIPHERALS--7.5%
   *344,560   Cisco Systems, Inc. ....................    22,159,515
   *187,296   Microsoft Corp. ........................    16,891,758
                                                        ------------
                                                          39,051,273
                                                        ------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              CONGLOMERATES--2.5%
    113,146   General Electric Co. ...................  $ 12,785,498
                                                        ------------
              COSMETICS & TOILETRIES--1.0%
    130,016   Gillette Co. ...........................     5,330,656
                                                        ------------
              FINANCIAL SERVICES--DIVERSIFIED--4.7%
    297,706   Citigroup, Inc. ........................    14,141,035
     97,100   Morgan Stanley, Dean Witter & Co. ......     9,952,750
                                                        ------------
                                                          24,093,785
                                                        ------------
              FINANCIAL SERVICES--MORTGAGE COMPANIES--2.3%
    171,725   Fannie Mae..............................    11,741,697
                                                        ------------
              FOOD PRODUCTS--1.9%
    198,018   Bestfoods...............................     9,801,891
                                                        ------------
              HOUSEHOLD & PERSONAL CARE
              PRODUCTS--2.0%
    116,938   Procter & Gamble Co. ...................    10,436,716
                                                        ------------
              INSURANCE--2.1%
    200,000   Unum Corp. .............................    10,950,000
                                                        ------------
              INSURANCE--HEALTH, LIFE &
              MULTI-LINE--2.8%
    124,517   American International Group, Inc. .....    14,576,271
                                                        ------------
              MANUFACTURING AND DESIGN TECHNOLOGY--3.8%
    110,000   Applied Materials, Inc. ................     8,126,250
    210,000   EMC Corp. ..............................    11,550,000
                                                        ------------
                                                          19,676,250
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              MANUFACTURING--CONSUMER
              PRODUCTS--4.0%
    163,000   Corning, Inc. ..........................  $ 11,430,375
    197,080   Newell Co. .............................     9,164,220
                                                        ------------
                                                          20,594,595
                                                        ------------
              MEDICAL PRODUCTS & SUPPLIES--5.6%
     60,000   Centocor, Inc. .........................     2,797,500
    147,455   Johnson & Johnson.......................    14,450,590
    151,000   Medtronic, Inc. ........................    11,759,125
                                                        ------------
                                                          29,007,215
                                                        ------------
              OIL & GAS--1.6%
    129,390   Schlumberger Ltd. ......................     8,240,526
                                                        ------------
              OIL--INTERNATIONAL--6.1%
    176,084   Exxon Corp. ............................    13,580,478
    141,000   Mobil Corp. ............................    13,959,000
     62,992   Royal Dutch Petroleum Co. ..............     3,795,268
                                                        ------------
                                                          31,334,746
                                                        ------------
              PHARMACEUTICALS--8.7%
    *70,252   Amgen, Inc. ............................     4,276,591
     70,000   Biogen, Inc. ...........................     4,501,875
    146,538   Merck & Co. ............................    10,843,812
    124,116   Pfizer, Inc. ...........................    13,621,731
    175,000   Smithkline Beechman PLC (ADR)...........    11,560,938
                                                        ------------
                                                          44,804,947
                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS--1.4%
    174,000   Duke Weeks Realty Corp..................     3,925,875
    140,000   Liberty Property Trust..................     3,482,500
                                                        ------------
                                                           7,408,375
                                                        ------------
              RESORTS & ENTERTAINMENT--2.1%
    360,000   Walt Disney Co. (The)...................    11,092,500
                                                        ------------
 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              RETAIL--SPECIALTY STORES--3.2%
    226,890   CVS Corp. ..............................  $ 11,514,668
    150,000   Williams-Sonoma, Inc. ..................     5,221,875
                                                        ------------
                                                          16,736,543
                                                        ------------
              SEMICONDUCTORS--2.1%
    185,552   Intel Corp. ............................    11,040,344
                                                        ------------
              TELECOMMUNICATIONS--6.5%
     65,497   Global Crossing Ltd. ...................     2,791,810
    163,604   Lucent Technologies, Inc. ..............    11,033,045
   *156,000   MCI WorldCom, Inc. .....................    13,425,750
    200,000   Qwest Communications International,
              Inc. ...................................     6,612,500
                                                        ------------
                                                          33,863,105
                                                        ------------
              UTILITIES--GAS & ELECTRIC--3.3%
    159,976   Enron Corp. ............................    13,078,038
     93,253   Texas Utilities Co. ....................     3,846,686
                                                        ------------
                                                          16,924,724
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $235,683,725).....................   489,347,791
                                                        ------------

 PRINCIPAL
  AMOUNT
-----------
              UNITED STATES TREASURY
              BILL--3.4%
$17,505,000   4.73%, 7/22/99
              (Amortized Cost $17,462,623)............    17,462,515
                                                        ------------

              MONEY MARKET FUND--2.1%
 10,893,182   ACM Institutional Reserves (Prime
              Portfolio), 4.90% (a) (Cost
              $10,893,182)............................    10,893,182
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        STRIKE
 CONTRACTS                                              PRICE        VALUE
-----------                                             ------   -------------
              PURCHASED CALL OPTIONS--0.1%
        147   S & P 100, expiration August, 1999
              (Cost $312,816).........................    690    $     441,000
                                                                 -------------
              TOTAL INVESTMENTS BEFORE OUTSTANDING WRITTEN
              CALL AND PUT OPTIONS
              (Cost $264,352,346) (b)-- 100.1%................     518,144,488
                                                                 -------------

              OUTSTANDING WRITTEN CALL OPTIONS--(0.0%)
       (100)  Applied Materials, Inc., expiration
              July, 1999..............................     75          (26,250)
       (400)  Cisco Systems, Inc., expiration July,
              1999....................................     65          (72,500)
       (100)  duPont (E.I.) de Nemours & Co.,
              expiration July, 1999...................     75           (1,875)
       (100)  EMC Corp., expiration July, 1999........     60           (8,750)
       (100)  Nokia Corp., expiration July, 1999......     90          (37,500)
       (100)  Qwest Communications International,
              Inc., expiration July, 1999.............     40           (1,875)

                                                        STRIKE
 CONTRACTS                                              PRICE        VALUE
-----------                                             ------   -------------
       (200)  Smithkline Beechman PLC, expiration
              July, 1999..............................     70    $     (15,000)
       (100)  Sun Microsystems, Inc., expiration July,
              1999....................................     68          (33,750)
       (100)  Tellabs, Inc., expiration July, 1999....     70          (22,500)
                                                                 -------------
              TOTAL OUTSTANDING WRITTEN CALL OPTIONS
              (Premiums received $197,944)....................        (220,000)
                                                                 -------------

              OUTSTANDING WRITTEN PUT OPTIONS--(0.1%)
       (100)  Applied Materials, Inc., expiration
              July, 1999..............................     60           (2,500)
       (400)  Cisco Systems, Inc., expiration July,
              1999....................................     53           (2,500)
       (100)  duPont (E.I.) de Nemours & Co.,
              expiration July, 1999...................     65           (5,000)
       (100)  EMC Corp., expiration July, 1999........     50           (6,250)
       (100)  Qwest Communications International,
              Inc., expiration July, 1999.............     33          (10,625)
       (147)  S & P 100, expiration August, 1999......    690         (226,013)
       (100)  Sun Microsystems, Inc., expiration July,
              1999....................................     55           (1,875)

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        STRIKE
 CONTRACTS                                              PRICE        VALUE
-----------                                             ------   -------------
              OUTSTANDING WRITTEN PUT OPTIONS (CONTINUED)
       (100)  Tellabs, Inc., expiration July, 1999....     60    $      (6,250)
                                                                 -------------
              TOTAL OUTSTANDING WRITTEN PUT OPTIONS
              (Premiums received $513,342)....................        (261,013)
                                                                 -------------

              TOTAL INVESTMENTS NET OF OUTSTANDING WRITTEN
              CALL AND PUT OPTIONS
              (Cost $263,641,060)--100%.......................     517,663,475
              Other assets less liabilities-- 0.0%............          (3,732)
                                                                 -------------
              NET ASSETS--100.0%..............................   $ 517,659,743
                                                                 -------------
                                                                 -------------

ADR  AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1999.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1999, NET UNREALIZED APPRECIATION WAS $253,792,142 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $255,546,514 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $1,754,372.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND
        STATEMENT OF ASSETS AND LIABILITIES

          JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at value
    (Cost $264,352,346).....................................  $518,144,488
  Cash......................................................       910,066
  Receivables:
    Investments sold........................................     1,054,370
    Dividends...............................................       301,655
    Capital stock sold......................................       261,542
    Interest................................................       117,619
  Deferred organization costs and other assets..............        52,951
                                                              ------------
      TOTAL ASSETS..........................................   520,842,691
                                                              ------------
LIABILITIES:
  Outstanding call and put options written (premiums
    received $711,286)......................................       481,013
  Payables:
    Capital stock repurchased...............................     2,237,755
    Services provided by the Bank of New York and
      Administrator.........................................       357,392
  Accrued expenses and other liabilities....................       106,788
                                                              ------------
      TOTAL LIABILITIES.....................................     3,182,948
                                                              ------------
NET ASSETS:.................................................  $517,659,743
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     35,294
  Capital surplus...........................................   225,131,933
  Undistributed net investment income.......................       214,110
  Accumulated net realized gain on investments..............    38,255,991
  Net unrealized appreciation on investments................   254,022,415
                                                              ------------
NET ASSETS..................................................  $517,659,743
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $503,020,917
                                                              ------------
                                                              ------------
  Shares outstanding........................................    34,291,327
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      14.67
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $ 14,638,826
                                                              ------------
                                                              ------------
  Shares outstanding........................................     1,003,027
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      14.59
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001
  par value.................................................   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $22,357)...  $  2,375,389
  Interest..................................................       742,294
                                                              ------------
    TOTAL INCOME............................................     3,117,683
                                                              ------------
EXPENSES:
  Advisory..................................................     1,452,296
  Administration............................................       484,098
  12b-1 fee--Investor Shares................................        16,085
  Transfer agent............................................        54,759
  Accounting services.......................................        29,744
  Custodian.................................................        28,784
  Reports to shareholders...................................        26,896
  Registration and filings..................................        18,048
  Legal.....................................................        13,723
  Audit.....................................................        10,983
  Organization..............................................         8,856
  Directors.................................................         7,812
  Insurance.................................................         7,010
  Cash management...........................................         2,753
  Other.....................................................         9,285
                                                              ------------
    TOTAL EXPENSES..........................................     2,171,132
  Fees waived by the Bank of New York (Note 3)..............       (97,961)
  Earnings credit adjustment (Note 3).......................        (1,177)
                                                              ------------
    NET EXPENSES............................................     2,071,994
                                                              ------------
    NET INVESTMENT INCOME...................................     1,045,689
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
    Investments.............................................    32,429,202
    Written call options....................................        51,285
                                                              ------------
  Net realized gain on investments..........................    32,480,487
                                                              ------------
  Increase in unrealized appreciation on:
    Investments.............................................    36,837,199
    Written call options....................................       358,458
                                                              ------------
  Net unrealized gain on investments during the period......    37,195,657
                                                              ------------
  Net realized and unrealized gain on investments...........    69,676,144
                                                              ------------
  Net increase in net assets resulting from operations......  $ 70,721,833
                                                              ------------
                                                              ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                  YEAR
                                                                        SIX MONTHS ENDED         ENDED
                                                                          JUNE 30, 1999       DECEMBER 31,
                                                                           (UNAUDITED)            1998
                                                                        -----------------   ----------------
OPERATIONS:
  Net investment income...............................................    $  1,045,689       $   2,976,961
  Net realized gain on investments....................................      32,480,487          31,454,367
  Increase in unrealized appreciation on investments during the
    period............................................................      37,195,657          54,370,500
                                                                        -----------------   ----------------
    Net increase in net assets resulting from operations..............      70,721,833          88,801,828
                                                                        -----------------   ----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........        (911,747)         (2,846,174)
                                        Investor Shares...............         (14,521)            (74,955)
  Distributions from capital gains: Institutional Shares..............             -0-         (23,566,674)
                                    Investor Shares...................             -0-            (561,749)
                                                                        -----------------   ----------------
                                                                              (926,268)        (27,049,552)
                                                                        -----------------   ----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares..............      43,475,170          48,105,075
                                    Investor Shares...................      23,833,165          11,499,724
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................         174,296          22,917,754
                       Investor Shares................................          14,382             632,192
  Cost of capital stock repurchased: Institutional Shares.............     (52,524,022)        (60,262,412)
                                     Investor Shares..................     (22,152,719)         (9,391,039)
                                                                        -----------------   ----------------
    Net increase (decrease) in net assets resulting from capital stock
      transactions....................................................      (7,179,728)         13,501,294
                                                                        -----------------   ----------------
      INCREASE IN NET ASSETS..........................................      62,615,837          75,253,570
NET ASSETS:
  Beginning of period.................................................     455,043,906         379,790,336
                                                                        -----------------   ----------------
  End of period (includes undistributed net investment income of
    $214,110 at June 30, 1999 and $94,689 at December 31, 1998).......    $517,659,743       $ 455,043,906
                                                                        -----------------   ----------------
                                                                        -----------------   ----------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares...................................       3,152,865           3,974,655
               Investor Shares........................................       1,775,800             974,111
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................          12,929           1,833,466
                       Investor Shares................................           1,101              50,958
  Shares repurchased: Institutional Shares............................      (3,820,549)         (4,996,137)
                      Investor Shares.................................      (1,646,982)           (743,808)
                                                                        -----------------   ----------------
    Net increase (decrease)...........................................        (524,836)          1,093,245
  Shares outstanding, beginning of period.............................      35,819,190          34,725,945
                                                                        -----------------   ----------------
  Shares outstanding, end of period...................................      35,294,354          35,819,190
                                                                        -----------------   ----------------
                                                                        -----------------   ----------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                       INSTITUTIONAL SHARES                       INVESTOR SHARES
                                          -----------------------------------------------   ----------------------------
                                                                             FOR THE
                                                                              PERIOD
                                           SIX MONTHS        YEAR         APRIL 1, 1997*     SIX MONTHS        YEAR
                                           ENDED JUNE        ENDED           THROUGH         ENDED JUNE        ENDED
                                            30, 1999     DECEMBER 31,      DECEMBER 31,       30, 1999     DECEMBER 31,
                                          (UNAUDITED)        1998              1997         (UNAUDITED)        1998
                                          ------------   -------------   ----------------   ------------   -------------
PER SHARE DATA:
Net asset value at beginning of period..    $  12.71        $  10.94         $  10.00          $ 12.65        $ 10.92
                                          ------------   -------------       --------       ------------   -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.04            0.11             0.08             0.02           0.11
Net realized and unrealized gain on
  investments...........................        1.96            2.46             2.83             1.94           2.42
                                          ------------   -------------       --------       ------------   -------------
  Total from investment operations......        2.00            2.57             2.91             1.96           2.53
                                          ------------   -------------       --------       ------------   -------------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................       (0.04)          (0.11)           (0.08)           (0.02)         (0.11)
Distributions from capital gains........          --           (0.69)           (1.89)              --          (0.69)
                                          ------------   -------------       --------       ------------   -------------
  Total dividends and distributions.....       (0.04)          (0.80)           (1.97)           (0.02)         (0.80)
                                          ------------   -------------       --------       ------------   -------------
Net asset value at end of period........    $  14.67        $  12.71         $  10.94          $ 14.59        $ 12.65
                                          ------------   -------------       --------       ------------   -------------
                                          ------------   -------------       --------       ------------   -------------
TOTAL RETURN:...........................       15.83%**        23.49%           29.11%**         15.57%**       23.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................    $503,021        $443,997         $373,326          $14,639        $11,047
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        0.85%***        0.82%            0.82%***         1.14%***       1.07%
  Expenses, prior to waiver from The
    Bank of New York....................        0.89%***        0.91%            0.88%***         1.21%***       1.21%
  Net investment income, net of waiver
    from The Bank of New York...........        0.44%***        0.73%            0.89%***         0.16%***       0.50%
Portfolio turnover rate.................          11%             26%              37%              11%            26%


                                             FOR THE
                                             PERIOD
                                          MAY 1, 1997*
                                             THROUGH
                                          DECEMBER 31,
                                              1997
                                          -------------
PER SHARE DATA:
Net asset value at beginning of period..      $10.70
                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.06
Net realized and unrealized gain on
  investments...........................        2.12
                                              ------
  Total from investment operations......        2.18
                                              ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................       (0.07)
Distributions from capital gains........       (1.89)
                                              ------
  Total dividends and distributions.....       (1.96)
                                              ------
Net asset value at end of period........      $10.92
                                              ------
                                              ------
TOTAL RETURN:...........................       20.37%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................      $6,464
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        1.07%***
  Expenses, prior to waiver from The
    Bank of New York....................        1.16%***
  Net investment income, net of waiver
    from The Bank of New York...........        0.54%***
Portfolio turnover rate.................          37%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS--97.0%
            ADVERTISING & MARKETING
            SERVICES--3.1%
 *46,425    DoubleClick, Inc. ......................  $  4,259,494
*319,269    Ha-Lo Industries, Inc. .................     3,152,781
                                                      ------------
                                                         7,412,275
                                                      ------------
            BANKING--0.4%
  54,300    Peoples Heritage Financial Group,
            Inc. ...................................     1,021,519
                                                      ------------
            BIOSCIENCES--0.5%
*160,075    Aurora Biosciences Corp. ...............     1,160,544
                                                      ------------
            CABLE TV SYSTEMS--3.7%
 *70,600    Adelphia Communications Corp. ..........     4,491,925
 *85,750    Jones Intercable, Inc. .................     4,201,750
                                                      ------------
                                                         8,693,675
                                                      ------------
            COMMERCIAL SERVICES--0.7%
 *22,600    FirstService Corp. .....................       344,650
  28,200    Profit Recovery Group International,
            Inc. ...................................     1,334,212
                                                      ------------
                                                         1,678,862
                                                      ------------
            COMPUTER SERVICES--5.2%
  *4,535    Ariba, Inc. ............................       441,029
 *52,200    Data General Corp. .....................       760,162
 *21,200    Entrust Technologies, Inc. .............       704,900
*124,740    Network Appliance, Inc. ................     6,969,847
 *78,750    New Era of Networks, Inc. ..............     3,460,078
                                                      ------------
                                                        12,336,016
                                                      ------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            COMPUTERS--SOFTWARE &
            PERIPHERALS--18.9%
 *54,395    Careinsite, Inc. .......................  $  2,570,164
 *36,800    Concentric Network Corp. ...............     1,462,800
 *82,750    Informatica Corp. ......................     2,947,969
  *6,655    Marketwatch.Com, Inc. ..................       391,813
 *76,025    Mercury Interactive Corp. ..............     2,689,384
 *66,800    Metromedia Fiber Network, Inc. .........     2,400,625
 *57,500    Micromuse, Inc. ........................     2,867,812
 *25,005    Northpoint Communications...............       912,682
 *63,700    Phone.Com, Inc. ........................     3,567,200
 *34,400    Rational Software Corp. ................     1,133,050
 *17,000    Realnetworks, Inc. .....................     1,170,875
  54,600    Research in Motion Ltd. ................     1,105,650
 *38,600    Rhythms Netconnections, Inc. ...........     2,253,275
 *37,425    Silknet Software, Inc. .................     1,515,712
*132,550    THINK New Ideas, Inc. ..................     2,095,947
*143,570    Usinternetworking, Inc. ................     6,029,940
 *15,850    Verio, Inc. ............................     1,101,575
 *69,402    VERITAS Software Corp. .................     6,588,852
 *64,750    Visual Networks, Inc. ..................     2,072,000
                                                      ------------
                                                        44,877,325
                                                      ------------
            DATA PROCESSING SYSTEMS--2.9%
 *72,000    CSG Systems International, Inc. ........     1,885,500
 *56,000    MedQuist, Inc. .........................     2,450,000
 *87,400    Tsi International Software Ltd. ........     2,479,975
                                                      ------------
                                                         6,815,475
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            EDUCATION--4.1%
 *48,050    Career Education Corp. .................  $  1,624,691
*138,156    DeVry, Inc. ............................     3,091,240
 *99,160    Education Management Corp. .............     2,057,570
*109,320    ITT Educational Services, Inc. .........     2,849,152
                                                      ------------
                                                         9,622,653
                                                      ------------
            ELECTRICAL EQUIPMENT--2.0%
 *72,430    Gemstar International Group Ltd. .......     4,726,057
                                                      ------------
            ELECTRONIC EQUIPMENT &
            COMPONENTS--13.2%
 *49,000    Applied Micro Circuits Corp. ...........     4,030,250
 *89,600    DII Group, Inc. ........................     3,343,200
 *19,725    Etec Systems, Inc. .....................       655,856
 *58,600    Hi/FN, Inc. ............................     4,460,925
 *56,500    Jabil Circuit, Inc. ....................     2,549,562
 *18,925    Lattice Semiconductor Corp. ............     1,178,081
 *17,575    Phototronics, Inc. .....................       430,588
 *60,000    PLX Technology, Inc. ...................     2,842,500
 *20,500    Qlogic Corp. ...........................     2,706,000
  *8,475    Rambus, Inc. ...........................       781,289
 *65,200    Sawtek, Inc. ...........................     2,991,050
*112,800    Transwitch Corp. .......................     5,343,900
                                                      ------------
                                                        31,313,201
                                                      ------------
            ELECTRONICS--1.4%
 *55,650    PMC - Sierra, Inc. .....................     3,279,872
                                                      ------------
            ENTERTAINMENT--0.5%
 *44,990    Cinar Corp. ............................     1,102,255
                                                      ------------
NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            FINANCIAL SERVICES--0.6%
  36,540    Bank United Corp., Class A..............  $  1,468,451
                                                      ------------
            FOOD WHOLESALING--2.2%
  27,500    Dean Foods Co. .........................     1,142,969
 *82,850    Robert Mondavi Corp. ...................     3,013,669
 *25,125    U.S. Foodservice........................     1,070,953
                                                      ------------
                                                         5,227,591
                                                      ------------
            HUMAN RESOURCES--0.5%
 *67,900    Korn/Ferry International................     1,154,300
                                                      ------------
            INSTRUMENTS--0.3%
  17,665    Microchip Technology, Inc. .............       836,879
                                                      ------------
            INSURANCE--0.3%
  20,550    Reinsurance Group of America, Inc. .....       724,388
                                                      ------------
            INSURANCE--HEALTH, LIFE &
            MULTI-LINE--0.5%
  50,300    Annuity and Life Re (Holdings) Ltd. ....     1,128,606
                                                      ------------
            INVESTMENT MANAGEMENT--1.9%
  40,600    Legg Mason, Inc. .......................     1,563,100
 *42,287    PIMCO Advisors Holdings LP..............     1,258,038
  64,600    Waddell & Reed Financial, Inc. .........     1,772,463
                                                      ------------
                                                         4,593,601
                                                      ------------
            MANUFACTURING--4.3%
*117,965    Scotts Co. (The), Class A...............     5,618,083
 *85,870    Waters Corp. ...........................     4,561,883
                                                      ------------
                                                        10,179,966
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            MEDIA--1.8%
 *22,000    Hispanic Broadcasting Corp. ............  $  1,669,250
 *27,525    Radio One, Inc. ........................     1,279,913
 *23,650    Scholastic Corp. .......................     1,197,281
                                                      ------------
                                                         4,146,444
                                                      ------------
            MEDICAL CARE & PRODUCTS--1.6%
 *88,450    Celgene Corp. ..........................     1,553,403
 *21,600    Express Scripts, Inc., Class A..........     1,300,050
 *27,550    Patterson Dental Co. ...................       957,363
                                                      ------------
                                                         3,810,816
                                                      ------------
            OIL & GAS--2.2%
 *38,050    BJ Services Co. ........................     1,120,097
*134,425    Global Industries Ltd. .................     1,722,320
 *78,860    National-Oilwell, Inc. .................     1,104,040
 *95,835    R&B Falcon Corp. .......................       898,453
 *31,900    Stolt Comex Seaway, SA (ADR)............       342,925
                                                      ------------
                                                         5,187,835
                                                      ------------
            OIL FIELD SERVICES &
            EQUIPMENT--0.4%
 *64,750    Tuboscope Vetco International Corp. ....       886,266
                                                      ------------
            OIL--INTERNATIONAL--0.3%
 *63,800    Stolt Comex Seaway SA...................       693,825
                                                      ------------
            PARKING FACILITIES--1.1%
  76,710    Central Parking Corp. ..................     2,627,318
                                                      ------------
NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            PHARMACEUTICALS--7.6%
 *65,850    Andrix Corp. ...........................  $  5,078,681
 *32,100    Coulter Pharmaceutical, Inc. ...........       724,256
 *18,000    Covance, Inc. ..........................       430,875
  53,200    Jones Pharma, Inc. .....................     2,094,750
 *84,100    MedImmune, Inc. ........................     5,697,775
 *52,850    PathoGenesis Corp. .....................       749,809
 *50,400    Roberts Pharmaceutical Corp. ...........     1,222,200
 *24,550    Sepracor, Inc. .........................     1,994,688
                                                      ------------
                                                        17,993,034
                                                      ------------
            PUBLISHING--0.5%
  25,000    Houghton Mifflin Co. ...................     1,176,563
                                                      ------------
            RETAIL--SPECIALTY STORES--2.9%
 *85,825    Duane Reade, Inc. ......................     2,628,391
 *95,345    Iron Mountain, Inc. ....................     2,729,251
  15,875    Tiffany & Co. ..........................     1,531,938
                                                      ------------
                                                         6,889,580
                                                      ------------
            RETAILING--4.4%
 *71,900    American Eagle Outfitters, Inc. ........     3,271,450
*100,000    BJ's Wholesale Club, Inc. ..............     3,006,250
 *95,350    Linens 'N Things, Inc. .................     4,171,563
                                                      ------------
                                                        10,449,263
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            TELECOMMUNICATIONS--7.0%
*119,800    Antec Corp. ............................  $  3,841,088
 *16,700    Aware, Inc..............................       770,288
*187,300    Clearnet Communications, Inc., Class
            A.......................................     2,610,494
 *48,115    Copper MTN Networks.....................     3,716,884
*149,900    Pairgian Technologies, Inc. ............     1,723,850
 *72,400    Voicestream Wireless Corp...............     2,058,875
 *72,400    Western Wireless Corp. .................     1,954,800
                                                      ------------
                                                        16,676,279
                                                      ------------
            TOTAL COMMON STOCKS
            (Cost $172,879,977).....................   229,890,734
                                                      ------------

PRINCIPAL
  AMOUNT
----------
             MONEY MARKET FUND--3.1%
$7,316,877   ACM Institutional Reserves (Prime
             Portfolio), 4.9% (a) (Cost
             $7,316,877).............................     7,316,877
                                                       ------------
             TOTAL INVESTMENTS
             (Cost $180,196,854) (b)-- 100.1%........   237,207,611
             Other assets less liabilities--
             (0.1)%..................................      (110,769)
                                                       ------------
             NET ASSETS--100.0%......................  $237,096,842
                                                       ------------
                                                       ------------

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1999.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1999, NET UNREALIZED APPRECIATION WAS $57,010,757 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $67,332,959 AND AGGREGATE GROSS UNREAL-IZED DEPRECIATION OF $10,322,202.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND
        STATEMENT OF ASSETS AND LIABILITIES

          JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at value
    (Cost $180,196,854).....................................  $237,207,611
  Cash......................................................            46
  Receivables:
    Capital stock sold......................................       364,729
    Dividends...............................................        32,083
    Interest................................................        14,867
  Deferred organization costs and other assets..............        24,962
                                                              ------------
      TOTAL ASSETS..........................................   237,644,298
                                                              ------------
LIABILITIES:
  Payables:
    Investments purchased...................................       250,474
    Services provided by the Bank of New York and
      Administrator.........................................       190,724
    Capital stock repurchased...............................        74,540
  Accrued expenses and other liabilities....................        31,718
                                                              ------------
      TOTAL LIABILITIES.....................................       547,456
                                                              ------------
NET ASSETS:.................................................  $237,096,842
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     16,035
  Capital surplus...........................................   165,660,902
  Accumulated net investment loss...........................      (712,090)
  Accumulated net realized gain on investments..............    15,121,238
  Net unrealized appreciation on investments................    57,010,757
                                                              ------------
NET ASSETS..................................................  $237,096,842
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $227,293,118
                                                              ------------
                                                              ------------
  Shares outstanding........................................    15,370,045
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      14.79
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $  9,803,724
                                                              ------------
                                                              ------------
  Shares outstanding........................................       665,300
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      14.74
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized at @ $.001 par value.............   200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
  Dividends.................................................  $   204,653
  Interest..................................................      113,949
                                                              -----------
    TOTAL INCOME............................................      318,602
                                                              -----------
EXPENSES:
  Advisory..................................................      750,826
  Administration............................................      190,679
  12b-1 fee--Investor Shares................................       10,345
  Transfer agent............................................       42,988
  Accounting services.......................................       29,744
  Custodian.................................................       21,872
  Registration and filings..................................       15,964
  Reports to shareholders...................................       11,090
  Directors.................................................        7,812
  Organization..............................................        3,810
  Audit.....................................................        3,750
  Cash management...........................................        2,931
  Insurance.................................................        2,659
  Legal.....................................................        1,295
  Other.....................................................        2,577
                                                              -----------
    TOTAL EXPENSES..........................................    1,098,342
  Fees waived by the Bank of New York (Note 3)..............      (60,219)
  Earnings credit adjustment (Note 3).......................         (316)
                                                              -----------
    NET EXPENSES............................................    1,037,807
                                                              -----------
    NET INVESTMENT LOSS.....................................     (719,205)
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
    Investments.............................................   14,648,044
  Increase in unrealized appreciation on
    Investments during the period...........................   24,614,232
                                                              -----------
  Net realized and unrealized gain on investments...........   39,262,276
                                                              -----------
  Net increase in net assets resulting from operations......  $38,543,071
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                            SIX MONTHS ENDED         YEAR
                                                                                             JUNE 30, 1999           ENDED
                                                                                              (UNAUDITED)      DECEMBER 31, 1998
                                                                                            ----------------   -----------------
OPERATIONS:
  Net investment loss.....................................................................   $    (719,205)      $   (319,037)
  Net realized gain on investments........................................................      14,648,044          3,890,486
  Increase in unrealized appreciation on investments during the period....................      24,614,232          9,835,596
                                                                                            ----------------   -----------------
    Net increase in net assets resulting from operations..................................      38,543,071         13,407,045
                                                                                            ----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from capital gains: Institutional Shares..................................             -0-         (5,305,891)
                                    Investor Shares.......................................             -0-           (153,674)
                                                                                            ----------------   -----------------
                                                                                                       -0-         (5,459,565)
                                                                                            ----------------   -----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares..................................      94,124,771         75,070,569
                                    Investor Shares.......................................      58,514,758         34,034,055
  Proceeds from shares issued on reinvestment
    of distributions: Institutional Shares................................................             -0-          4,771,812
                        Investor Shares...................................................             -0-            153,324
  Cost of capital stock repurchased: Institutional Shares.................................     (91,203,569)       (32,750,019)
                                     Investor Shares......................................     (58,047,066)       (28,964,378)
                                                                                            ----------------   -----------------
    Net increase in net assets resulting from capital stock transactions..................       3,388,894         52,315,363
                                                                                            ----------------   -----------------
      INCREASE IN NET ASSETS..............................................................      41,931,965         60,262,843
NET ASSETS:
  Beginning of period.....................................................................     195,164,877        134,902,034
                                                                                            ----------------   -----------------
  End of period (includes accumulated net investment income (loss) of ($712,090) at June
    30, 1999 and $7,115 at December 31, 1998).............................................   $ 237,096,842       $195,164,877
                                                                                            ----------------   -----------------
                                                                                            ----------------   -----------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.......................................................       7,439,940          6,284,220
               Investor Shares............................................................       4,679,539          2,851,784
  Shares issued on reinvestment of distributions: Institutional Shares....................             -0-            429,488
                                                  Investor Shares.........................             -0-             13,800
  Shares repurchased: Institutional Shares................................................      (7,188,981)        (2,801,386)
                      Investor Shares.....................................................      (4,557,959)        (2,419,110)
                                                                                            ----------------   -----------------
    Net increase..........................................................................         372,539          4,358,796
  Shares outstanding, beginning of period.................................................      15,662,807         11,304,011
                                                                                            ----------------   -----------------
  Shares outstanding, end of period.......................................................      16,035,346         15,662,807
                                                                                            ----------------   -----------------
                                                                                            ----------------   -----------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                        INSTITUTIONAL SHARES
                                         ---------------------------------------------------
                                          SIX MONTHS                         FOR THE PERIOD
                                            ENDED              YEAR          APRIL 1, 1997*
                                           JUNE 30,            ENDED             THROUGH
                                             1999          DECEMBER 31,       DECEMBER 31,
                                         (UNAUDITED)           1998               1997
                                         ------------      -------------     ---------------
PER SHARE DATA:
Net asset value at beginning of period..    $  12.46           $  11.93            $  10.00
                                         ------------      -------------     ---------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.....................       (0.09)             (0.02)(a)           (0.02)
Net realized and unrealized gain on
  investments...........................        2.42               0.91                2.80
                                         ------------      -------------     ---------------
  Total from investment operations......        2.33               0.89                2.78
                                         ------------      -------------     ---------------
DISTRIBUTIONS
Distributions from capital gains........          --              (0.36)              (0.85)
                                         ------------      -------------     ---------------
Net asset value at end of period........    $  14.79           $  12.46            $  11.93
                                         ------------      -------------     ---------------
                                         ------------      -------------     ---------------
TOTAL RETURN:...........................       18.70%**            7.89%              27.80%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................    $227,293           $188,402            $133,741
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        1.02%***           0.97%               0.97%***
  Expenses, prior to waiver from The
    Bank of New York....................        1.08%***           1.13%               1.10%***
  Net investment loss, net of waiver
    from The Bank of New York...........       (0.71)%***         (0.19)%             (0.26)%***
Portfolio turnover rate.................          55%                84%                 68%

                                                                INVESTOR SHARES
                                             -----------------------------------------------------
                                              SIX MONTHS                           FOR THE PERIOD
                                                 ENDED              YEAR            MAY 1, 1997*
                                               JUNE 30,             ENDED             THROUGH
                                                 1999           DECEMBER 31,        DECEMBER 31,
                                              (UNAUDITED)           1998                1997
                                             -------------      -------------     ----------------
PER SHARE DATA:
Net asset value at beginning of period..           $12.44             $11.94            $10.03
                                                   ------             ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.....................            (0.09)             (0.04)(a)         (0.02)
Net realized and unrealized gain on
  investments...........................             2.39               0.90              2.78
                                                   ------             ------            ------
  Total from investment operations......             2.30               0.86              2.76
                                                   ------             ------            ------
DISTRIBUTIONS
Distributions from capital gains........               --              (0.36)            (0.85)
                                                   ------             ------            ------
Net asset value at end of period........           $14.74             $12.44            $11.94
                                                   ------             ------            ------
                                                   ------             ------            ------
TOTAL RETURN:...........................            18.49%**            7.55%            27.52%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................           $9,804             $6,763            $1,162
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................             1.38%***           1.22%             1.22%***
  Expenses, prior to waiver from The
    Bank of New York....................             1.48%***           1.46%             1.40%***
  Net investment loss, net of waiver
    from The Bank of New York...........            (0.93)%***         (0.43)%           (0.54)%***
Portfolio turnover rate.................               55%                84%               68%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.
(a)  BASED ON AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        SCHEDULE OF INVESTMENTS

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS--96.2%
              AUSTRALIA--2.1%
     18,700   Broken Hill Proprietary Co. Ltd. .......  $    216,607
     40,000   F. H. Faulding & Co. Ltd. ..............       243,580
     99,550   Foster's Brewing Group Ltd. ............       280,569
    104,708   James Hardi Industries Ltd. ............       277,225
     13,300   Lend Lease Corp. Ltd. ..................       182,606
     28,791   Macquarie Bank Ltd. ....................       388,759
     26,700   National Australian Bank Ltd. ..........       441,819
   *240,000   Pasminco Ltd. ..........................       264,972
     50,500   Publishing & Broadcasting Ltd. .........       333,257
     92,935   Quantas Airways Ltd. ...................       306,954
   *182,000   Smorgon Steel Group Ltd. ...............       275,867
    *60,350   Telestra Corp. Ltd. ....................       345,810
     74,100   WMC Ltd. ...............................       318,314
     20,200   Woodside Petroleum Ltd. ................       136,779
                                                        ------------
                                                           4,013,118
                                                        ------------
              BRAZIL--0.4%
      8,000   Telebras (ADR)..........................       721,500
                                                        ------------
              CHINA--0.0%
    190,000   Huaneng Power International Inc. .......        79,586
                                                        ------------
              FINLAND--2.6%
     39,000   Nokia Oyj-A Shares......................     3,418,583
     37,850   Sonera Group Oyj........................       827,493
     15,000   Tieto Corp.--B Shares...................       624,936
                                                        ------------
                                                           4,871,012
                                                        ------------

 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              FRANCE--10.2%
      9,600   Alcatel Alsthom.........................  $  1,351,346
     18,000   AXA SA..................................     2,195,937
     23,000   Banque Nationale De Paris...............     1,916,469
     10,560   Carrefour Supermarche SA................     1,551,820
      6,800   Elf Aquitaine SA........................       997,876
     14,250   France Telecom SA.......................     1,076,428
      2,700   L'OREAL.................................     1,825,152
      3,530   Legrand SA..............................       718,595
    *10,240   Pinault-Printemps-Redoute SA............     1,757,179
    *10,340   Rexel SA................................       801,331
      9,800   STMicroelectronics NV...................       652,862
    *12,100   Total SA, B Shares......................     1,561,009
     35,700   Vivendi.................................     2,891,858
                                                        ------------
                                                          19,297,862
                                                        ------------
              GERMANY--6.9%
     *6,500   Allianz AG..............................     1,816,541
     23,600   BASF AG.................................     1,036,774
     22,830   Daimlerchrysler AG......................     1,994,123
     29,000   Deutsche Telekom AG.....................     1,218,676
     21,300   Douglas Holding AG......................       962,091
     44,500   Dresdner Bank AG........................     1,730,071
      4,225   Fresenius AG............................       740,693
      2,700   SAP AG..................................     1,073,373
     18,000   Siemens AG..............................     1,388,471
     21,000   VEBA AG.................................     1,238,734
                                                        ------------
                                                          13,199,547
                                                        ------------
              GREECE--0.8%
     23,000   Intercom SA.............................     1,482,599
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              HONG KONG--3.0%
     76,000   ASM Pacific Technology..................  $     50,935
    *64,000   Cheung Kong Holdings Ltd. ..............       569,153
    *39,000   CLP Holdings Ltd. ......................       189,499
   *152,000   First Pacific Co. Ltd. .................       129,297
     62,000   Guocco Group Ltd. ......................       166,209
    *87,000   Hang Lung Development Co. Ltd. .........       107,644
    *32,700   Hang Seng Bank Ltd. ....................       365,609
    *36,000   Henderson Land Development Co. Ltd. ....       206,937
   *117,000   Hong Kong & China Gas Co. Ltd. .........       169,644
    *26,000   Hong Kong Electronic Holdings Ltd. .....        83,775
    209,600   Hong Kong Telecommunications Ltd. ......       544,335
     10,000   HSBC Holdings PLC.......................       364,742
    *51,000   Hutchison Whampoa Ltd. .................       461,760
     69,000   Hysan Development Co. ..................       104,048
   *197,000   New World Development Co. Ltd. .........       590,322
   *130,000   New World Infrastructure Ltd. ..........       244,622
    *51,000   Sun Hung Kai Properties Ltd. ...........       465,047
     44,000   Swire Pacific-Class A...................       217,763
    822,000   Tan Ckong International Ltd. ...........       201,291
 *3,200,000   Tricom Holding Ltd. ....................       494,916
                                                        ------------
                                                           5,727,548
                                                        ------------
 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)

              IRELAND--1.4%
     89,300   Allied Irish Banks PLC..................  $  1,173,963
     84,000   CRH PLC.................................     1,487,679
                                                        ------------
                                                           2,661,642
                                                        ------------
              ITALY--4.3%
     62,000   Assicurazioni Generali..................     2,148,293
   *200,000   ENI SpA.................................     1,194,184
    *91,800   Tecnost SpA.............................       226,258
    400,000   Telecom Italia Mobile SpA--RNC..........     2,388,368
   *199,000   Telecom Italia SpA-RNC..................     1,079,447
    255,000   Unicredito Italiano SpA.................     1,120,243
                                                        ------------
                                                           8,156,793
                                                        ------------
              JAPAN--23.4%
    *40,000   Canon Inc. .............................     1,150,033
    *26,000   Fanuc Ltd. .............................     1,396,233
    *32,000   Fuji Photo Film.........................     1,210,839
   *164,000   Fujitsi Ltd. ...........................     3,299,240
    *45,000   Ito-Yokado Co. Ltd. ....................     3,011,401
    *70,000   Kao Corp. ..............................     1,966,292
    *33,000   Matsushita Communication Industrial Co.
              Ltd. ...................................     2,358,311
    *62,000   Nippon COMSYS Corp. ....................     1,006,527
    *87,000   Nippon Electric Glass Co. Ltd. .........     1,092,531
       *107   Nippon Telegraph & Telephone Co.
              Ltd. ...................................     1,246,447
       *286   NTT Data Corp. .........................     2,273,067
        290   NTT Mobile Communicaiton Network
              Inc. ...................................     3,929,280

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
    *26,000   Ono Pharmaceutical Co. Ltd. ............  $    902,181
    *10,000   Rohm Co. ...............................     1,565,598
    *23,000   Secom Co. Ltd. .........................     2,394,250
   *145,000   Sekisui House Ltd. .....................     1,564,524
    *36,000   Seven-Eleven Japan Co. Ltd. ............     3,527,429
    *88,000   Sharp Corp. ............................     1,039,656
    *32,000   Shin-Etsu Chemical Co. Ltd. ............     1,070,720
    *58,000   Takeda Chemical Industries..............     2,688,202
    *11,000   Takefuji Corp. .........................     1,136,897
   *121,000   Terumo Corp. ...........................     2,694,109
   *112,000   Yamato Transport Co. Ltd. ..............     1,952,412
                                                        ------------
                                                          44,476,179
                                                        ------------
              MALAYSIA--0.4%
     19,200   Malayan Banking Berhad..................        51,867
     *3,000   Rothmans of Pall Mall Berhad............        20,438
    256,000   Sime Darby Berhad.......................       302,104
    *20,000   Tanjong PLC.............................        44,787
   *102,000   Tenaga Nasional Berhad..................       211,493
    *55,000   The New Straits Times Press (M).........       112,737
                                                        ------------
                                                             743,426
                                                        ------------
              MEXICO--0.3%
    548,000   Controlandora Commercial Mexicana SA....       575,377
                                                        ------------
 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)

              NETHERLANDS--6.4%
     22,390   AEGON NV................................  $  1,624,354
     36,000   Akzo Nobel NV...........................     1,514,695
     50,000   CMG PLC.................................     1,314,840
      5,000   Dortsche Petroleum-Industrie MIJ NV.....       237,960
    *10,150   Equant NV...............................       935,764
     28,842   Internationale Nederlanden Groep NV.....     1,561,519
     54,600   Royal Dutch Petroleum Co. ..............     3,198,185
      8,000   Unilever NV.............................       539,136
     30,212   Wolters Kluwer-CVA......................     1,202,623
                                                        ------------
                                                          12,129,076
                                                        ------------
              NEW ZEALAND--0.6%
     69,600   Independent Newspapers Ltd. ............       261,848
    168,400   Telecom Corp. of New Zeland.............       722,785
     43,000   The Warehouse Group Ltd. ...............       167,470
                                                        ------------
                                                           1,152,103
                                                        ------------
              NORWAY--0.4%
     18,300   Tomra Systems ASA.......................       688,066
                                                        ------------
              PHILIPPINES--0.0%
 *1,750,000   Pryce Corp. ............................        71,748
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              SINGAPORE--1.0%
     74,000   City Developments Ltd. .................  $    473,774
     36,000   First Capital Corp. Ltd. ...............        56,035
   *293,000   Kim Eng Holdings Ltd. ..................       273,639
    180,000   Neptune Orient Lines Ltd. ..............       219,912
      7,000   OCBC-Foreign............................        58,385
     30,800   Overseas Union Bank.....................       148,347
    *29,000   Overseas-Chinese Banking Corp. Ltd. ....       221,439
    185,000   Singapore Technologies Engineering
              Ltd. ...................................       209,721
   *110,000   Singapore Telecommunications............       188,664
    *90,000   Wing Tai Holdings Ltd. .................       118,943
                                                        ------------
                                                           1,968,859
                                                        ------------
              SOUTH KOREA--0.6%
     34,600   Dongwon Securities......................       636,700
      2,526   Samsung Electronics Co. ................       277,151
     15,094   Shinhan Bank............................       169,522
                                                        ------------
                                                           1,083,373
                                                        ------------
              SPAIN--3.5%
    234,000   Banco Santander.........................     2,437,249
    *70,000   Endesa SA...............................     1,492,833
    *55,850   Telefonica SA...........................     2,690,269
                                                        ------------
                                                           6,620,351
                                                        ------------
              SWEDEN--2.0%
    100,000   Skandia Forsakrings AB..................     1,870,148
     60,000   Telefonaktiebolaget LM Ericson-B
              Shares..................................     1,923,077
                                                        ------------
                                                           3,793,225
                                                        ------------
 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)

              SWITZERLAND--7.3%
      3,300   Adecco SA...............................  $  1,768,236
      2,000   Clariant AG.............................       823,363
     11,250   Credit Suisse Group.....................     1,946,642
       *375   Nestle SA...............................       675,656
     *1,160   Novartis AG.............................     1,693,812
        242   Roche Holding AG........................     2,487,559
     *7,900   UBS AG..................................     2,357,906
     *3,650   Zurich Allied AG........................     2,075,518
                                                        ------------
                                                          13,828,692
                                                        ------------
              THAILAND--0.1%
     40,600   ABN Amro Asia Securities Public Co.
              Ltd. ...................................       144,233
     10,000   Advanced Info Service Public Co.
              Ltd. ...................................       109,820
                                                        ------------
                                                             254,053
                                                        ------------
              UNITED KINGDOM--18.5%
    100,800   Bank of Scotland........................     1,317,200
    308,051   BP Amoco PLC............................     5,516,172
    175,392   British Aerospace PLC...................     1,146,656
   *235,800   British Telecommunications PLC..........     3,939,912
    *62,000   Cable & Wireless Communications PLC.....       598,108
    *89,000   Carlton Communications PLC..............       737,224
   *165,000   Compass Group PLC.......................     1,634,655
    *43,000   Dixons Group PLC........................       803,200

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
    *25,400   Energis PLC.............................  $    605,772
    128,750   Glaxo Wellcome PLC......................     3,575,938
     37,800   HSBC Holdings PLC.......................     1,340,637
    *52,500   Jarvis PLC..............................       247,025
     70,000   Kingfisher PLC..........................       806,037
    151,000   Lloyds TSB Group PLC....................     2,041,023
   *114,194   Misys PLC...............................       976,517
     65,000   Pearson PLC.............................     1,314,549
    114,000   Sema Group PLC..........................     1,098,849
   *225,850   SmithKline Beecham PLC..................     2,931,707
     78,103   Smiths Industries PLC...................     1,038,460
    181,000   Vodafone Airtouch PLC...................     3,577,774
                                                        ------------
                                                          35,247,415
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $160,586,988).....................   182,843,150
                                                        ------------

PRINCIPAL
 AMOUNT
---------
            CORPORATE BONDS--0.3%
            ITALY--0.3%
$443,700    Tecnost International
            4.487%+, 6/23/2004
            (Cost $459,032).........................       465,663
                                                      ------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            WARRANTS--0.0%
            GERMANY--0.0%
      50    Muenchener Ruecksversich expiring
            6/30/2002
            (Cost $2,030)...........................  $      1,598
                                                      ------------
            TOTAL INVESTMENTS
            (Cost $161,048,050) (a)-- 96.5%.........   183,310,411
            Other assets less liabilities-- 3.5%....     6,745,271
                                                      ------------
            NET ASSETS--100.0%......................  $190,055,682
                                                      ------------
                                                      ------------

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
+    FLOATING RATE AS OF JUNE 30, 1999.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1999, NET UNREALIZED APPRECIATION WAS $22,262,361 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $28,291,008 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $6,028,647.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        INDUSTRY DIVERSIFICATION

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                           US$ VALUE    NET ASSETS
                                          ------------  ----------
Aerospace and Defense...................  $  2,365,743       1.2%
Automotive..............................     2,996,745       1.6
Banking.................................    22,376,816      11.8
Building Materials......................     5,565,220       2.9
Chemicals--Basic........................     5,139,572       2.7
Computers...............................     1,401,427       0.7
Computers--Software & Peripherals.......    12,037,113       6.3
Conglomerates...........................       763,864       0.4
Construction............................       491,647       0.3
Consumer Staples........................     1,825,152       1.0
Defense.................................       209,721       0.1
Electronic Equipment & Components.......     9,187,811       4.8
Energy..................................     1,561,009       0.8
Environment Managment...................       688,066       0.4
Financial Services......................    12,282,232       6.5
Food & Beverages........................     6,161,855       3.2
Healthcare..............................     5,625,816       3.0
Holdings Companies--Diversified.........     1,643,301       0.9
Insurance...............................     7,840,330       4.1
Leisure and Recreation Products.........        44,787       0.0
Machinery & Engineering.................       219,912       0.1
Manufacturing...........................     3,914,610       2.1
Media...................................     3,149,143       1.7
Metal--Non-Ferrous......................     2,314,588       1.2
Oil and Gas.............................    11,284,054       5.9
Pharmaceuticals.........................     7,156,204       3.8
Publishing..............................       333,257       0.2
Real Estate Development.................     1,950,338       1.0
Retailing...............................     8,393,424       4.4
Steel...................................       275,867       0.2
Telecommunications......................    37,123,462      19.5
Transportation..........................     1,952,412       1.0
Utilities...............................     4,865,269       2.6
Utilities--Gas..........................       169,644       0.1
                                          ------------  ----------
Total Value of Investments..............   183,310,411      96.5
Other Assets, Less Liabilities..........     6,745,271       3.5
                                          ------------  ----------
Net Assets..............................  $190,055,682     100.0%
                                          ------------  ----------
                                          ------------  ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND
        STATEMENT OF ASSETS AND LIABILITIES

          JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at value (Cost $161,048,050)..................  $183,310,411
  Cash......................................................     2,962,291
  Receivables:
    Investments sold........................................     9,940,947
    Currency Contracts......................................     5,849,580
    Dividends...............................................       510,846
    Capital stock sold......................................       324,357
  Deferred organization costs and other assets..............        16,758
                                                              ------------
      TOTAL ASSETS..........................................   202,915,190
                                                              ------------
LIABILITIES:
  Due to foreign custodian (Cost $7,906,310)................     7,906,840
  Payables:
    Investments purchased...................................     4,612,630
    Services provided by The Bank of New York and
      Administrator.........................................       129,796
    Capital stock repurchased...............................        55,775
  Accrued expenses and other liabilities....................       154,467
                                                              ------------
      TOTAL LIABILITIES.....................................    12,859,508
                                                              ------------
NET ASSETS:.................................................  $190,055,682
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     14,341
  Capital surplus...........................................   164,544,650
  Undistributed net investment income.......................       290,130
  Accumulated net realized gain on investments..............     2,966,692
  Net unrealized appreciation on investments................    22,262,361
  Net unrealized depreciation on foreign currency
    denominated assets and liabilities......................       (22,492)
                                                              ------------
NET ASSETS..................................................  $190,055,682
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $182,375,561
                                                              ------------
                                                              ------------
  Shares outstanding........................................    13,757,718
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      13.26
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $  7,680,121
                                                              ------------
                                                              ------------
  Shares outstanding........................................       582,941
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      13.17
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of
    $218,145)...............................................  $ 1,522,061
  Interest..................................................       34,049
                                                              -----------
    TOTAL INCOME............................................    1,556,110
                                                              -----------
EXPENSES:
  Advisory..................................................      792,742
  Administration............................................      186,527
  12b-1 fee--Investor Shares................................        7,361
  Custodian.................................................       69,287
  Transfer agent............................................       45,005
  Accounting services.......................................       38,667
  Registration and filings..................................       16,377
  Reports to shareholders...................................       10,115
  Directors.................................................        7,882
  Cash management...........................................        3,038
  Audit.....................................................        2,479
  Organization..............................................        1,991
  Insurance.................................................        1,958
  Legal.....................................................        1,647
  Other.....................................................       16,878
                                                              -----------
    TOTAL EXPENSES..........................................    1,201,954
  Fees waived by the Bank of New York.......................       (8,267)
  Earnings credit adjustment (Note 3).......................          (29)
                                                              -----------
    NET EXPENSES............................................    1,193,658
                                                              -----------
    NET INVESTMENT INCOME...................................      362,452
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
    Investments.............................................   12,697,127
    Foreign currency transactions...........................    1,319,496
                                                              -----------
  Net realized gain on investments..........................   14,016,623
                                                              -----------
  Decrease in unrealized appreciation on:
    Investments.............................................   (8,494,105)
    Foreign currency denominated assets and liabilities.....      (45,248)
                                                              -----------
  Net unrealized loss on investments during the period......   (8,539,353)
                                                              -----------
  Net realized and unrealized gain on investments...........    5,477,270
                                                              -----------
  Net increase in net assets resulting from operations......  $ 5,839,722
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         SIX MONTHS
                                                                            ENDED              YEAR
                                                                        JUNE 30, 1999          ENDED
                                                                         (UNAUDITED)     DECEMBER 31, 1998
                                                                        -------------  ---------------------
OPERATIONS:
  Net investment income...............................................  $     362,452      $     768,013
  Net realized gain (loss) on investments and foreign currency
    transactions......................................................     14,016,623         (7,140,332)
  Increase (decrease) in unrealized appreciation on investments and foreign currency denominated assets and liabilities during the
    period............................................................     (8,539,353)        29,939,347
                                                                        -------------  ---------------------
    Net increase in net assets resulting from operations..............      5,839,722         23,567,028
                                                                        -------------  ---------------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........            -0-           (233,491)
                                        Investor Shares...............            -0-             (6,904)
                                                                        -------------  ---------------------
                                                                                  -0-           (240,395)
                                                                        -------------  ---------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares..............     83,485,209         99,585,768
                                    Investor Shares...................     36,137,958          2,506,420
  Proceeds from shares issued on reinvestment of dividends and
    distributions: Institutional Shares...............................            -0-             53,831
                      Investor Shares.................................            -0-              6,854
  Cost of capital stock repurchased: Institutional Shares.............    (83,954,528)       (39,696,041)
                                    Investor Shares...................    (34,206,475)          (395,823)
                                                                        -------------  ---------------------
    Increase in net assets resulting from capital stock
      transactions....................................................      1,462,164         62,061,009
                                                                        -------------  ---------------------
      INCREASE IN NET ASSETS..........................................      7,301,886         85,387,642
NET ASSETS:
  Beginning of period.................................................    182,753,796         97,366,154
                                                                        -------------  ---------------------
  End of period.......................................................  $ 190,055,682      $ 182,753,796
                                                                        -------------  ---------------------
                                                                        -------------  ---------------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares...................................      6,474,971          8,210,790
                      Investor Shares.................................      2,821,912            212,610
  Shares issued on reinvestment of dividends: Institutional Shares....            -0-              4,273
                                              Investor Shares.........            -0-                546
  Shares repurchased: Institutional Shares............................     (6,467,841)        (3,331,804)
                      Investor Shares.................................     (2,658,898)           (33,304)
                                                                        -------------  ---------------------
    Net increase......................................................        170,144          5,063,111
  Shares outstanding, beginning of period.............................     14,170,515          9,107,404
                                                                        -------------  ---------------------
  Shares outstanding, end of period...................................     14,340,659         14,170,515
                                                                        -------------  ---------------------
                                                                        -------------  ---------------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                        INSTITUTIONAL SHARES
                                         ---------------------------------------------------
                                                                                 FOR THE
                                          SIX MONTHS                             PERIOD
                                            ENDED              YEAR          APRIL 1, 1997*
                                           JUNE 30,            ENDED             THROUGH
                                             1999          DECEMBER 31,       DECEMBER 31,
                                         (UNAUDITED)           1998               1997
                                         ------------      -------------     ---------------
PER SHARE DATA:
Net asset value at beginning of period..    $  12.90           $  10.69            $  10.00
                                         ------------      -------------            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.12               0.03                0.02
Net realized and unrealized gain on
  investments and foreign currency
  transactions..........................        0.24               2.20                0.67
                                         ------------      -------------            -------
  Total from investment operations......        0.36               2.23                0.69
                                         ------------      -------------            -------
DIVIDENDS
Dividends from net investment income....         -0-              (0.02)                -0-
                                         ------------      -------------            -------
Net asset value at end of period........    $  13.26           $  12.90            $  10.69
                                         ------------      -------------            -------
                                         ------------      -------------            -------
TOTAL RETURN:...........................        2.79%**           20.84%               6.90%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................    $182,376           $177,363            $ 94,806
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        1.27%***           1.27%               1.26%***
  Expenses, prior to waiver from The
    Bank of New York....................        1.28%***           1.32%               1.49%***
  Net investment income
    net of waiver from The Bank of New
    York................................        1.82%***           0.54%               0.26%***
Portfolio turnover rate.................          49%                75%                 36%

                                                                INVESTOR SHARES
                                             -----------------------------------------------------
                                                                                      FOR THE
                                              SIX MONTHS                               PERIOD
                                                 ENDED              YEAR            MAY 1, 1997*
                                               JUNE 30,             ENDED             THROUGH
                                                 1999           DECEMBER 31,        DECEMBER 31,
                                              (UNAUDITED)           1998                1997
                                             -------------      -------------     ----------------
PER SHARE DATA:
Net asset value at beginning of period..           $12.84             $10.66            $10.19
                                                   ------             ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................             0.09               0.03              0.02
Net realized and unrealized gain on
  investments and foreign currency
  transactions..........................             0.24               2.17              0.45
                                                   ------             ------            ------
  Total from investment operations......             0.33               2.20              0.47
                                                   ------             ------            ------
DIVIDENDS
Dividends from net investment income....              -0-              (0.02)              -0-
                                                   ------             ------            ------
Net asset value at end of period........           $13.17             $12.84            $10.66
                                                   ------             ------            ------
                                                   ------             ------            ------
TOTAL RETURN:...........................             2.57%**           20.61%             4.61%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................           $7,680             $5,391            $2,560
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................             1.63%***           1.52%             1.52%***
  Expenses, prior to waiver from The
    Bank of New York....................             1.70%***           1.65%             1.75%***
  Net investment income
    net of waiver from The Bank of New
    York................................             1.46%***           0.32%             0.33%***
Portfolio turnover rate.................               49%                75%               36%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        SCHEDULE OF INVESTMENTS

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             ------------
             COLLATERALIZED MORTGAGE OBLIGATIONS--41.9%
             FEDERAL HOME LOAN MORTGAGE
             CORP.--13.9%
$  275,000   Series 1176-H, 8.00%, 12/15/06..........  $    290,130
   500,000   Series 1338-J, 7.00%, 02/15/07..........       504,265
    70,444   Series 1663-D, 7.00%, 08/15/11..........        70,470
 1,662,000   Series 1407-PK, 7.00%, 08/15/21.........     1,666,288
 2,100,000   Series 1494-PJ, 6.85%, 01/15/22.........     2,079,924
   375,000   Series 1588-TC, 6.50%, 09/15/23.........       369,278
   868,000   Series 1602-H, 6.50%, 10/15/23..........       833,684
 2,332,000   Series 1608-O, 6.50%, 11/15/23..........     2,218,426
   500,000   Series 1621-M, 6.50%, 11/15/23..........       493,965
   313,000   Series 1633-C, 6.50%, 12/15/23..........       299,842
 1,988,000   Series 1669-L, 6.50%, 02/15/24..........     1,933,608
   498,000   Series 1672-N, 7.00%, 02/15/24..........       498,002
                                                       ------------
                                                         11,257,882
                                                       ------------
             FEDERAL NATIONAL MORTGAGE
             ASSOC.--28.0%
 3,450,000   Series 94-25, 5.125%, 02/13/04..........     3,309,043

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             ------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$1,202,218   Series 1994-86PE, 6.00%, 09/25/06.......  $  1,202,825
   686,391   Series 1988-15A, 9.00%, 06/25/18........       724,091
   439,000   Series 1992-129J, 4.00%, 07/25/20.......       414,886
 1,040,000   Series 1992-214PK, 7.00%, 09/25/20......     1,045,730
 3,475,197   Series G92-15Z, 7.00%, 01/25/22.........     3,469,736
   285,000   Series G93-34PH, 6.35%, 02/25/22........       276,670
   800,000   Series 1993-96PJ, 7.00%, 08/25/22.......       804,728
   665,818   Series 1992-172M, 7.00%, 09/25/22.......       649,345
 1,126,894   Series 1993-141Z, 7.00%, 08/25/23.......     1,113,285
 2,764,000   Series 1993-149M, 7.00%, 08/25/23.......     2,733,463
 1,263,000   Series 1993-252N, 6.50%, 08/25/23.......     1,232,802
 3,009,000   Series 1993-178PK, 6.50%, 09/25/23......     2,828,039
 1,440,000   Series 1993-203B, 6.50%, 10/25/23.......     1,390,536
   762,000   Series 1993-203PL, 6.50%, 10/25/23......       737,997

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             ------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  839,000   Series X225C-UB, 6.50%, 12/25/23........  $    824,661
                                                       ------------
                                                         22,757,837
                                                       ------------
             TOTAL COLLATERALIZED MORTGAGE
             OBLIGATIONS
             (Cost $34,304,081)......................    34,015,719
                                                       ------------

              UNITED STATES GOVERNMENT AGENCIES &
              OBLIGATIONS--37.1%
              FEDERAL HOME LOAN BANK--0.8%
    625,000   9.00%, 03/15/06.........................      705,694
                                                        -----------
              FEDERAL HOME LOAN MORTGAGE
              CORP.--5.1%
  4,350,000   5.75%, 04/15/08.........................    4,134,740
                                                        -----------
              FEDERAL NATIONAL MORTGAGE
              ASSOC.--2.7%
    750,000   6.41%, 05/22/00.........................      754,822
  1,500,000   5.75%, 06/15/05.........................    1,471,923
                                                        -----------
                                                          2,226,745
                                                        -----------
              TENNESSEE VALLEY AUTHORITY--7.8%
  1,350,000   6.00%, 11/01/00.........................    1,354,789
  5,000,000   6.13%, 07/15/03.........................    4,957,995
                                                        -----------
                                                          6,312,784
                                                        -----------
              UNITED STATES TREASURY BONDS--1.2%
    850,000   7.25%, 05/15/16.........................      933,141
                                                        -----------
              UNITED STATES TREASURY NOTES--19.5%
  1,400,000   6.75%, 04/30/00.........................    1,416,625
  2,700,000   5.75%, 08/15/03.........................    2,700,000
  3,000,000   5.88%, 11/15/05.........................    2,998,125
  3,250,000   6.88%, 05/15/06.........................    3,421,642
 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             -----------
              UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS
              (CONTINUED)
$ 5,075,000   6.63%, 05/15/07.........................  $ 5,287,516
                                                        -----------
                                                         15,823,908
                                                        -----------
              TOTAL UNITED STATES GOVERNMENT AGENCIES
              & OBLIGATIONS
              (Cost $31,179,611)......................   30,137,012
                                                        -----------

             MORTGAGE-BACKED
             SECURITIES--19.1%
             FEDERAL HOME LOAN MORTGAGE
             CORP.--9.1%
    75,455   Pool #218711, 8.00%, 10/01/02...........       77,022
   146,113   Pool #251836, 8.50%, 05/01/04...........      150,740
   267,998   Pool #182217, 8.00%, 12/01/04...........      273,555
    52,457   Pool #502185, 8.50%, 07/01/05...........       54,036
 1,940,051   Gold Pool #E49415, 6.50%, 07/01/08......    1,925,564
    87,577   Pool #184275, 8.25%, 09/01/08...........       91,136
    15,556   Pool #160062, 9.50%, 10/01/08...........       16,537
    19,020   Pool #160065, 9.50%, 11/01/08...........       20,220
    19,989   Pool #160066, 9.75%, 11/01/08...........       21,253
   195,457   Pool #185743, 8.50%, 12/01/08...........      202,292

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             -----------
             MORTGAGE-BACKED
             SECURITIES (CONTINUED)
$  264,642   Pool #251974, 8.50%, 04/01/09...........  $   276,960
   324,181   Pool #185964, 8.50%, 02/01/10...........      338,582
   287,846   Gold Pool #E20201, 7.50%, 10/01/10......      292,759
 1,484,858   Gold Pool #G10439, 6.50%, 01/01/11......    1,469,008
   291,498   Gold Pool #E00417, 7.00%, 02/01/11......      293,084
   206,332   Pool #555045, 8.00%, 05/01/19...........      211,168
   517,685   Gold Pool #A01217, 8.50%, 04/01/20......      543,766
 1,085,545   Gold Pool #446431, 8.50%, 10/01/26......    1,137,678
                                                       -----------
                                                         7,395,360
                                                       -----------
             FEDERAL NATIONAL MORTGAGE
             ASSOC.--2.7%
    36,843   Pool #34510, 7.25%, 08/01/01............       37,253
    66,712   Pool #168430, 7.00%, 07/01/03...........       66,785
   556,560   Pool #195152, 7.00%, 01/01/08...........      559,923
   289,612   Pool #81860, 8.00%, 04/01/09............      297,954
   361,193   Pool #278437, 7.50%, 05/01/09...........      367,196
   184,137   Pool #6222, 9.00%, 04/01/16.............      194,556
   383,500   Pool #124118, 9.00%, 03/01/22...........      408,043
PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             -----------
             MORTGAGE-BACKED
             SECURITIES (CONTINUED)
$  272,037   Pool #320514, 6.50%, 09/01/25...........  $   264,522
                                                       -----------
                                                         2,196,232
                                                       -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--7.3%
   846,526   Pool #464704, 8.00%,
             01/00/00................................      870,259
    37,414   Pool #6400, 8.00%,
             06/15/05................................       38,458
    31,257   Pool #7774, 8.00%,
             09/15/05................................       32,129
    43,375   Pool #7038, 8.00%,
             10/15/05................................       44,585
    51,425   Pool #11310, 8.00%,
             11/15/05................................       52,860
     8,425   Pool #9839, 8.00%,
             07/15/06................................        8,660
    31,828   Pool #10459, 8.00%,
             08/15/06................................       32,716
    72,485   Pool #10419, 8.00%,
             09/15/06................................       74,508
    38,413   Pool #12590, 8.00%,
             09/15/06................................       39,485
    78,399   Pool #14295, 8.00%,
             01/15/07................................       80,587
    63,792   Pool #204365, 9.00%,
             03/15/17................................       67,999
   268,055   Pool #247223, 9.00%,
             04/15/18................................      285,589
    37,155   Pool #177793, 9.50%,
             05/15/19................................       40,063

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                  VALUE
----------                                             -----------
             MORTGAGE-BACKED
             SECURITIES (CONTINUED)
$    9,778   Pool #256032, 8.50%,
             10/15/19................................  $    10,282
     6,727   Pool #284645, 8.50%,
             02/15/20................................        7,066
    35,684   Pool #290778, 9.50%,
             05/15/20................................       38,474
    23,661   Pool #319650, 7.00%,
             11/15/22................................       23,459
    49,185   Pool #350532, 6.50%,
             06/15/23................................       47,767
 1,466,460   Pool #351405, 6.50%,
             01/15/24................................    1,423,366
   148,611   Pool #359470, 7.00%,
             01/15/24................................      147,082
   245,727   Pool #376445, 6.50%,
             04/15/24................................      238,506
   125,802   Pool #386348, 7.50%,
             06/15/24................................      127,451
 1,320,077   Pool #780035, 6.50%,
             07/15/24................................    1,281,285
   232,396   Pool #407323, 8.25%,
             04/15/25................................      242,285
   672,915   Pool #464820, 7.00%,
             09/15/28................................      665,110
                                                       -----------
                                                         5,920,031
                                                       -----------
             TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $15,694,318)......................   15,511,623
                                                       -----------

PRINCIPAL
 AMOUNT                                                 VALUE
--------   MONEY MARKET FUND--1.2%                   -----------
$983,891   ACM Institutional Reserves (Government
           Portfolio), 4.81% (a) (Cost $983,891)...  $   983,891
                                                     -----------
           TOTAL INVESTMENTS
           (Cost $82,161,901) (b)--99.3%...........   80,648,245
           Other assets less
           liabilities--0.7%.......................      589,351
                                                     -----------
           NET ASSETS--100.0%......................  $81,237,596
                                                     -----------
                                                     -----------

(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1999.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1999, NET REALIZED DEPRECIATION WAS $1,513,656 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $173,340 AND AGGREAGATE GROSS UNREALIZED DEPRECIATION OF $1,686,996.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investment at value
    (Cost $82,161,901)......................................  $80,648,245
  Receivables:
    Interest................................................      764,296
    Capital stock sold......................................       72,495
    Investments sold........................................       65,944
  Other assets..............................................       75,635
                                                              -----------
      TOTAL ASSETS..........................................   81,626,615
                                                              -----------
LIABILITIES:
  Payables:
    Services provided by the Bank of New York and
      Administrator.........................................      139,822
    Dividends...............................................      129,381
    Capital stock repurchased...............................      108,630
  Accrued expenses and other liabilities....................       11,186
                                                              -----------
      TOTAL LIABILITIES.....................................      389,019
                                                              -----------
NET ASSETS:.................................................  $81,237,596
                                                              -----------
                                                              -----------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     8,410
  Capital surplus...........................................   85,002,222
  Accumulated net realized loss on investments..............   (2,259,380)
  Net unrealized depreciation on investments................   (1,513,656)
                                                              -----------
                                                              $81,237,596
                                                              -----------
                                                              -----------
INSTITUTIONAL SHARES:
  Net assets................................................  $69,201,229
                                                              -----------
                                                              -----------
  Shares outstanding........................................    7,163,612
                                                              -----------
                                                              -----------
  Net asset value, offering price and repurchase price per
    share...................................................  $      9.66
                                                              -----------
                                                              -----------
INVESTOR SHARES:
  Net assets................................................  $12,036,367
                                                              -----------
                                                              -----------
  Shares outstanding........................................    1,246,536
                                                              -----------
                                                              -----------
  Net asset value, offering price and repurchase price per
    share...................................................  $      9.66
                                                              -----------
                                                              -----------
Institutional Shares authorized @ $.001 par value...........  200,000,000
Investor Shares authorized @ $.001 par value................  200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................  $2,640,243
                                                              ----------
EXPENSES:
  Advisory..................................................     202,118
  Administration............................................      80,847
  12b-1 fee--Investor Shares................................      15,368
  Accounting services.......................................      29,747
  Custodian.................................................      19,269
  Transfer agent............................................      16,944
  Directors.................................................       7,812
  Registration and filings..................................       6,430
  Insurance.................................................       3,228
  Reports to shareholders...................................       3,043
  Audit.....................................................       1,074
  Legal.....................................................         706
  Cash management...........................................         248
  Other.....................................................       5,443
                                                              ----------
    TOTAL EXPENSES..........................................     392,277
  Fees waived by The Bank of New York (Note 3)..............     (34,931)
  Earnings credit adjustment (Note 3).......................        (257)
                                                              ----------
    NET EXPENSES............................................     357,089
                                                              ----------
    NET INVESTMENT INCOME...................................   2,283,154
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................     152,331
  Decrease in unrealized appreciation on investments during
    the period..............................................  (3,345,096)
                                                              ----------
  Net realized and unrealized loss on investments...........  (3,192,765)
                                                              ----------
  Net decrease in net assets resulting from operations......  $ (909,611)
                                                              ----------
                                                              ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                  YEAR
                                                                        SIX MONTHS ENDED         ENDED
                                                                          JUNE 30, 1999       DECEMBER 31,
                                                                           (UNAUDITED)            1998
                                                                        -----------------   ----------------
OPERATIONS:
  Net investment income...............................................    $  2,283,154       $   4,212,416
  Net realized gain on investments....................................         152,331             390,562
  Increase (decrease) in unrealized appreciation on investments during
    the period........................................................      (3,345,096)            848,611
                                                                        -----------------   ----------------
    Net increase (decrease) in net assets resulting from operations...        (909,611)          5,451,589
                                                                        -----------------   ----------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........      (1,949,405)         (3,582,992)
                                        Investor Shares...............        (333,749)           (629,424)
                                                                        -----------------   ----------------
                                                                            (2,283,154)         (4,212,416)
                                                                        -----------------   ----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares..............      12,495,817          18,433,862
                                  Investor Shares.....................         848,717           3,922,671
  Proceeds from shares issued on reinvestment of dividends:
                                    Institutional Shares..............       1,213,059           2,226,503
                                    Investor Shares...................         259,413             462,394
  Cost of capital stock repurchased: Institutional Shares.............      (6,740,667)        (20,886,557)
                                  Investor Shares.....................      (1,114,834)         (2,515,264)
                                                                        -----------------   ----------------
    Net increase in net assets resulting from capital stock
      transactions....................................................       6,961,505           1,643,609
                                                                        -----------------   ----------------
      INCREASE IN NET ASSETS..........................................       3,768,740           2,882,782
NET ASSETS:
  Beginning of period.................................................      77,468,856          74,586,074
                                                                        -----------------   ----------------
  End of period.......................................................    $ 81,237,596       $  77,468,856
                                                                        -----------------   ----------------
                                                                        -----------------   ----------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares...................................       1,257,633           1,849,294
              Investor Shares.........................................          85,799             393,783
  Shares issued on reinvestment of dividends: Institutional Shares....         122,785             223,193
                                          Investor Shares.............          26,266              46,361
  Shares repurchased: Institutional Shares............................        (683,326)         (2,099,046)
                    Investor Shares...................................        (113,195)           (251,939)
                                                                        -----------------   ----------------
    Net increase......................................................         695,962             161,646
  Shares outstanding, beginning of period.............................       7,714,186           7,552,540
                                                                        -----------------   ----------------
  Shares outstanding, end of period...................................       8,410,148           7,714,186
                                                                        -----------------   ----------------
                                                                        -----------------   ----------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                            INSTITUTIONAL SHARES
                                          --------------------------------------------------------
                                            SIX MONTHS            YEAR            FOR THE PERIOD
                                              ENDED              ENDED            APRIL 1, 1997*
                                          JUNE 30, 1999       DECEMBER 31,           THROUGH
                                           (UNAUDITED)            1998          DECEMBER 31, 1997
                                          --------------   ------------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $ 10.04            $  9.88              $  9.53
                                              -------            -------              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.28               0.56                 0.42
Net realized and unrealized gain (loss)
  on investments........................        (0.38)              0.16                 0.35
                                              -------            -------              -------
  Total from investment operations......        (0.10)              0.72                 0.77
                                              -------            -------              -------
DIVIDENDS
Dividends from net investment income....        (0.28)             (0.56)               (0.42)
                                              -------            -------              -------
Net asset value at end of period........      $  9.66            $ 10.04              $  9.88
                                              -------            -------              -------
                                              -------            -------              -------
TOTAL RETURN:...........................        (1.04)%**           7.49%                8.27%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................      $69,201            $64,944              $64,128
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.85%***           0.90%                0.90%***
  Expenses, prior to waiver from The
    Bank of New York....................         0.92%***           0.96%                0.99%***
  Net investment income, net of waiver
    from The Bank of New York...........         5.69%***           5.63%                5.79%***
Portfolio turnover rate.................           13%                61%                  41%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

--------------------------------------------------------------------------------

                                                                       INVESTOR SHARES
                                          -------------------------------------------------------------------------
                                             SIX
                                           MONTHS
                                            ENDED
                                          JUNE 30,                       YEAR ENDED DECEMBER 31,
                                            1999      -------------------------------------------------------------
                                          (UNAUDITED)   1998         1997         1996         1995         1994
                                          ---------   ---------    ---------    ---------    ---------    ---------
PER SHARE DATA:
Net asset value at beginning of period..  $  10.04    $    9.87    $    9.70    $    9.94    $    9.10    $   10.12
                                          ---------   ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................      0.27         0.54         0.54         0.54         0.53         0.50
Net realized and unrealized gain (loss)
  on investments........................     (0.38)        0.17         0.17        (0.24)        0.84        (1.02)
                                          ---------   ---------    ---------    ---------    ---------    ---------
  Total from investment operations......     (0.11)        0.71         0.71         0.30         1.37        (0.52)
                                          ---------   ---------    ---------    ---------    ---------    ---------
DIVIDENDS
Dividends from net investment income....     (0.27)       (0.54)       (0.54)       (0.54)       (0.53)       (0.50)
                                          ---------   ---------    ---------    ---------    ---------    ---------
Net asset value at end of period........  $   9.66    $   10.04    $    9.87    $    9.70    $    9.94    $    9.10
                                          ---------   ---------    ---------    ---------    ---------    ---------
                                          ---------   ---------    ---------    ---------    ---------    ---------
TOTAL RETURN:+..........................     (1.16)%*      7.33%        7.54%        3.16%       15.40%       (5.17)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................  $ 12,036    $  12,525    $  10,458    $  64,117    $  60,659    $  59,328
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................      1.09%**      1.15%        1.08%        1.02%        1.06%        1.07%
  Expenses, prior to waiver from The
    Bank of New York....................      1.23%**      1.26%        1.11%        1.02%        1.06%        1.10%
  Net investment income, net of waiver
    from The Bank of New York...........      5.43%**      5.38%        5.57%        5.54%        5.52%        5.30%
Portfolio turnover rate.................        13%          61%          41%          57%          48%          49%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.
*    NOT ANNUALIZED.
**   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               CORPORATE BONDS--56.2%
               AEROSPACE AND DEFENSE--1.4%
$  5,500,000   Raytheon Co. 6.30%, 03/15/05............  $    5,376,607
                                                         --------------
               BANKING--1.9%
   6,400,000   Interamerican Development Bank 8.50%,
               03/15/11................................       7,423,546
                                                         --------------
               BEVERAGES--BREWERS--1.1%
   5,000,000   Anheuser-Busch Companies, Inc. 5.75%,
               01/15/11................................       4,547,565
                                                         --------------
               CABLE TV SYSTEMS--0.5%
   3,500,000   Charter Communications Holdings LLC
               9.92%, 04/01/11 (a)(b)..................       2,187,500
                                                         --------------
               COMPUTERS--MICRO--0.7%
   3,000,000   IBM Corp. 5.625%, 04/12/04..............       2,901,471
                                                         --------------
               CONGLOMERATES--2.2%
   9,075,000   Tenneco, Inc. 6.70%, 12/15/05...........       8,772,213
                                                         --------------
               ENTERTAINMENT--6.6%
   3,000,000   Carmike Cinemas, Inc. 9.375%, 02/01/09
               (a).....................................       2,917,500
   4,500,000   PRIMEDIA, Inc., Series B, 8.50%,
               02/01/06................................       4,511,250
   5,500,000   Time Warner, Inc. 7.75%, 06/15/05.......       5,664,637
   7,250,000   Time Warner, Inc. PATS 6.10%, 12/30/01
               (a).....................................       7,181,045
   5,700,000   Viacom, Inc. 7.75%, 06/01/05............       5,863,670
                                                         --------------
                                                             26,138,102
                                                         --------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               CORPORATE BONDS (CONTINUED)
               FINANCIAL SERVICES--22.9%
$  7,850,000   Aetna Services, Inc. 6.97%, 08/15/36....  $    7,951,846
   3,200,000   Ameritech Capital Funding Corp. 6.30%,
               10/15/04................................       3,174,336
   5,000,000   Block Financial Corp. 6.75%, 11/01/04...       5,002,335
   4,750,000   Ford Motor Credit Corp. 7.00%,
               09/25/01................................       4,821,677
   3,750,000   General Electric Capital Corp. 7.875%,
               12/01/06................................       3,990,157
  12,970,000   General Motors Acceptance Corp. 6.15%,
               04/05/07................................      12,429,864
  10,000,000   Goldman Sachs Group, L.P. 6.75%,
               02/15/06 (a)............................       9,859,670
   6,800,000   Lehman Brothers Holdings, Inc. 7.375%,
               05/15/04................................       6,830,933
   8,665,000   Lehman Brothers Holdings, Inc. 7.375%,
               05/15/07................................       8,769,136
   7,089,000   Merrill Lynch & Co. 6.55%, 08/01/04.....       7,073,135
   4,000,000   Merrill Lynch & Co. 6.00%, 07/15/05.....       3,866,688
   4,775,000   Morgan Stanley Dean Witter & Co. 6.70%,
               05/01/01................................       4,800,026
   4,850,000   Salomon Smith Barney 6.25%, 01/15/05....       4,722,974
     950,000   Salomon, Inc. 7.00%, 06/15/03...........         960,858

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               CORPORATE BONDS (CONTINUED)
$    500,000   Salomon, Inc. 6.875%, 12/15/03..........  $      503,441
   3,000,000   Sears Roebuck Acceptance Corp. 6.25%,
               05/01/09................................       2,809,080
   3,500,000   Sprint Spectrum L.P. 12.50%, 08/15/06
               (c).....................................       3,185,000
                                                         --------------
                                                             90,751,156
                                                         --------------
               FOOD PROCESSING--3.2%
   5,000,000   Nabisco, Inc. 6.125%, 02/01/33..........       4,843,475
   8,075,000   Nabisco, Inc. 6.85%, 06/15/05...........       7,865,228
                                                         --------------
                                                             12,708,703
                                                         --------------
               HOTELS AND GAMING--1.1%
   4,500,000   Hilton Hotels Corp. 7.375%, 06/01/02....       4,495,887
                                                         --------------
               INDUSTRIAL & COMMERCIAL
               SERVICES--0.8%
   3,000,000   WMX Technologies, Inc. 7.70%,
               10/01/02................................       3,096,513
                                                         --------------
               MEDIA--1.2%
   1,750,000   Chancellor Media Corp. 9.00%,
               10/01/08................................       1,789,375
   3,000,000   USA Networks, Inc. 6.75%, 11/15/05......       2,926,965
                                                         --------------
                                                              4,716,340
                                                         --------------
               OFFICE EQUIPMENT--2.2%
   9,000,000   Xerox Capital Europe PLC 5.875%,
               05/15/04................................       8,763,579
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               CORPORATE BONDS (CONTINUED)
               PUBLISHING--1.0%
$  4,250,000   TV Guide, Inc. 8.125%, 03/01/09 (a).....  $    4,042,813
                                                         --------------
               RESTAURANTS--2.0%
   8,000,000   Tricon Global Restaurants, Inc. 7.45%,
               05/15/05................................       7,962,296
                                                         --------------
               RETAIL--DEPARTMENT STORES--1.3%
   5,230,000   Sears Roebuck Co., Series 3, 6.92%,
               06/17/04................................       5,232,563
                                                         --------------
               TELECOMMUNICATIONS--3.9%
   3,500,000   Comcast Cellular Holdings 9.50%,
               05/01/07................................       3,915,625
   5,000,000   GTE Corp. 7.51%, 04/01/09...............       5,181,295
   5,000,000   Tele-Communications, Inc. 6.58%,
               02/15/05................................       5,376,655
   1,000,000   US West Communications 6.625%,
               09/15/05................................         990,467
                                                         --------------
                                                             15,464,042
                                                         --------------
               TELECOMMUNICATIONS--TELEPHONE COMPANIES--1.4%
   5,630,000   MCI Worldcom, Inc. 6.40%, 08/15/05......       5,524,708
                                                         --------------
               UTILITIES--ELECTRIC--0.8%
   3,000,000   Niagara Mohawk Power Corp. 7.125%,
               07/01/01................................       3,016,053
                                                         --------------
               TOTAL CORPORATE BONDS
               (Cost $226,405,905).....................     223,121,657
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--29.2%
              FEDERAL HOME LOAN MORTGAGE
              CORP.--6.8%
$ 8,055,000   5.50%, 05/15/02.........................  $  7,959,733
  2,700,000   7.93%, 01/20/05.........................     2,898,771
 15,000,000   5.75%, 04/15/08.........................    14,257,725
  1,000,000   6.00%, 02/15/09.........................       933,410
    155,715   10.00%, 04/01/09........................       166,742
    992,790   6.00%, 03/15/23.........................       933,798
                                                        ------------
                                                          27,150,179
                                                        ------------
              FEDERAL NATIONAL MORTGAGE
              ASSOC.--5.1%
  2,440,000   0.00%, 08/15/01.........................     2,159,410
  7,500,000   5.75%, 06/15/05.........................     7,359,615
  1,000,000   6.06%, 02/03/06.........................       963,784
 10,000,000   6.50%, 04/29/09.........................     9,649,960
                                                        ------------
                                                          20,132,769
                                                        ------------
              TENNESSEE VALLEY AUTHORITY--0.1%
    275,000   6.00%, 11/01/00.........................       275,975
                                                        ------------
              UNITED STATES TREASURY BONDS--4.6%
 17,900,000   6.25%, 02/15/07.........................    18,241,228
                                                        ------------
              UNITED STATES TREASURY NOTES--12.6%
  5,000,000   6.25%, 02/28/02.........................     5,076,565
 15,000,000   7.00%, 07/15/06.........................    15,890,625
 28,175,000   6.50%, 10/15/06.........................    29,073,078
                                                        ------------
                                                          50,040,268
                                                        ------------
              TOTAL UNITED STATES GOVERNMENT AGENCIES
              & OBLIGATIONS
              (Cost $118,466,147).....................   115,840,419
                                                        ------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------

              COLLATERALIZED MORTGAGE OBLIGATIONS--8.1%
              FEDERAL HOME LOAN MORTGAGE
              CORP.--1.1%
$   849,933   Series 1531E, 6.00%, 01/15/06...........  $    849,984
  3,385,082   Series 1607ZB, 5.50%, 12/15/10..........     3,376,775
                                                        ------------
                                                           4,226,759
                                                        ------------
              FEDERAL NATIONAL MORTGAGE
              ASSOC.--6.2%
    619,952   Series 1993-212C, 6.00%, 11/25/00.......       618,277
  3,309,609   Series 1993-1996, 5.80%, 10/25/23.......     3,231,451
 16,166,000   Series 94-25, 5.125%, 02/13/04..........    15,505,506
  5,300,000   Series 1993-96PJ, 7.00%, 08/25/22.......     5,331,323
                                                        ------------
                                                          24,686,557
                                                        ------------
              FIXED RATE SECURITIES--0.8%
  3,241,869   Kidder Peabody Mortgage Assets Trust,
              Series 22, Class D, 9.95%, 02/01/19.....     3,264,009
                                                        ------------
              TOTAL COLLATERALIZED MORTGAGE
              OBLIGATIONS
              (Cost $31,975,276)......................    32,177,325
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------   MORTGAGE-BACKED                           ------------
              SECURITIES--4.5%
              FEDERAL HOME LOAN MORTGAGE
              CORP.--2.7%
$    83,611   Pool #180686, 6.00%, 08/01/03...........  $     82,955
    813,305   Pool #180006, 9.25%, 08/01/11...........       867,648
 10,000,000   Gold Pool #C00785, 6.50%, 06/01/29......     9,691,071
                                                        ------------
                                                          10,641,674
                                                        ------------
              FEDERAL NATIONAL MORTGAGE
              ASSOC.--0.1%
    507,127   Pool #219238, 8.50%, 02/01/09...........       528,876
                                                        ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--1.7%
    111,778   Pool #13416, 8.00%, 09/15/06............       114,896
     43,561   Pool #13688, 8.00%, 11/15/06............        44,777
     87,798   Pool #12766, 8.00%, 12/15/06............        90,248
     80,650   Pool #16080, 7.50%, 04/15/07............        81,550
    835,271   Pool #21598, 8.00%, 02/15/08............       858,577
    162,505   Pool #27246, 9.00%, 12/15/08............       172,473
     64,888   Pool #31570, 9.50%, 06/15/09............        69,905
     54,892   Pool #34366, 9.50%, 09/15/09............        59,135

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              MORTGAGE-BACKED
              SECURITIES (CONTINUED)

$    45,123   Pool #33765, 9.50%, 10/15/09............  $     48,612
     79,303   Pool #34704, 9.50%, 10/15/09............        85,395
    454,657   Pool #171774, 9.00%, 09/15/16...........       482,545
    206,292   Pool #199885, 9.50%, 11/15/17...........       222,239
    110,480   Pool #251646, 9.50%, 04/15/18...........       119,021
     45,535   Pool #290313, 9.50%, 05/15/20...........        49,056
  1,030,475   Pool #319650, 7.00%, 11/15/22...........     1,021,670
  1,167,914   Pool #349306, 8.00%, 02/15/23...........     1,201,880
    399,248   Pool #376445, 6.50%, 04/15/24...........       387,516
  1,127,143   Pool #362262, 7.50%, 04/15/24...........     1,139,723
    522,954   Pool #384069, 7.50%, 04/15/24...........       528,791
                                                        ------------
                                                           6,778,009
                                                        ------------
              TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $17,736,293)......................    17,948,559
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------   ASSET-BACKED SECURITIES--0.6%             ------------
              ASSET BACKED SECURITIES--CREDIT CARDS--0.6%
$ 2,725,000   Discover Card Master Trust I, Series
              1996-3, Class A, 6.05%, 08/18/08 (Cost
              $2,612,392).............................  $  2,651,207
                                                        ------------

              MONEY MARKET FUND--0.1%
    293,630   ACM Institutional Reserves (Prime
              Portfolio), 4.90% (d) (Cost $293,630)...       293,630
                                                        ------------

               TOTAL INVESTMENTS
               (Cost $397,489,643) (e)-- 98.7%.........   392,032,797
               Other assets less liabilities--1.3%.....     5,066,817
                                                         ------------
               NET ASSETS--100.0%......................  $397,099,614
                                                         ------------
                                                         ------------

PATS PASS-THRU ASSET TRUST SECURITY.
(a) ILLIQUID SECURITY, EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(b)  INTEREST RATE SCHEDULED TO INCREASE TO 9.92% ON APRIL 1, 2004.
(c)  INTEREST RATE SCHEDULED TO INCREASE TO 12.5% ON AUGUST 1, 2001.
(d)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1999.
(e) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1999, NET UNREALIZED DEPRECIATION WAS $5,456,846 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $2,272,169 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $7,729,015.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investment at value
    (Cost $397,489,643).....................................  $392,032,797
  Receivables:
    Interest................................................     6,161,305
    Investments sold........................................     3,449,234
    Capital stock sold......................................        65,196
  Deferred organization costs and other assets..............        63,194
                                                              ------------
      TOTAL ASSETS..........................................   401,771,726
                                                              ------------
LIABILITIES:
  Payables:
    Investments purchased...................................     3,004,623
    Capital stock repurchased...............................       685,577
    Dividends...............................................       643,759
    Services provided by the Bank of New York and
      Administrator.........................................       248,665
  Accrued expenses and other liabilities....................        89,488
                                                              ------------
      TOTAL LIABILITIES.....................................     4,672,112
                                                              ------------
NET ASSETS:.................................................  $397,099,614
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     39,238
  Capital surplus...........................................   401,567,972
  Undistributed net investment income.......................         6,712
  Accumulated net realized gain on investments..............       942,538
  Net unrealized depreciation on investments................    (5,456,846)
                                                              ------------
                                                              $397,099,614
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $392,859,884
                                                              ------------
                                                              ------------
  Shares outstanding........................................    38,819,444
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      10.12
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $  4,239,730
                                                              ------------
                                                              ------------
  Shares outstanding........................................       418,739
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      10.12
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................  $12,992,984
                                                              -----------
EXPENSES:
  Advisory..................................................      990,247
  Administration............................................      396,099
  12b-1 fee--Investor Shares................................        5,207
  Transfer agent............................................       38,661
  Accounting services.......................................       29,744
  Registration and filings..................................       26,184
  Custodian.................................................       24,749
  Reports to shareholders...................................       19,227
  Organization..............................................       10,292
  Audit.....................................................       10,102
  Directors.................................................        7,812
  Legal.....................................................        6,445
  Cash management...........................................        4,098
  Insurance.................................................        3,228
  Other.....................................................        9,606
                                                              -----------
    TOTAL EXPENSES..........................................    1,581,701
  Fees waived by the Bank of New York (Note 3)..............         (638)
  Earnings credit adjustment (Note 3).......................         (882)
                                                              -----------
    NET EXPENSES............................................    1,580,181
                                                              -----------
    NET INVESTMENT INCOME...................................   11,412,803
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................      281,112
  Decrease in unrealized appreciation on investments during
    the period..............................................  (19,097,276)
                                                              -----------
  Net realized and unrealized loss on investments...........  (18,816,164)
                                                              -----------
  Net decrease in net assets resulting from operations......  $(7,403,361)
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         SIX MONTHS ENDED          YEAR
                                                                          JUNE 30, 1999            ENDED
                                                                           (UNAUDITED)       DECEMBER 31, 1998
                                                                        ------------------  -------------------
OPERATIONS:
  Net investment income...............................................     $ 11,412,803        $  21,685,735
  Net realized gain on investments....................................          281,112            3,931,265
  Increase (decrease) in unrealized appreciation on investments during
    the period........................................................      (19,097,276)           5,372,256
                                                                        ------------------  -------------------
    Net increase (decrease) in net assets resulting from operations...       (7,403,361)          30,989,256
                                                                        ------------------  -------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........      (11,298,670)         (21,443,657)
                                     Investor Shares..................         (114,133)            (199,801)
  Distributions from capital gains: Institutional Shares..............              -0-           (3,622,442)
                                   Investor Shares....................              -0-              (35,655)
                                                                        ------------------  -------------------
                                                                            (11,412,803)         (25,301,555)
                                                                        ------------------  -------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares..............       89,656,593           91,886,282
                                  Investor Shares.....................          830,064            4,460,994
  Proceeds from shares issued on reinvestment
    of dividends and distributions: Institutional Shares..............        1,183,399            5,687,853
                                 Investor Shares......................          112,724              229,199
  Cost of capital stock repurchased: Institutional Shares.............      (71,883,086)         (61,019,124)
                                  Investor Shares.....................         (487,308)          (2,650,772)
                                                                        ------------------  -------------------
    Net increase in net assets resulting from capital stock
      transactions....................................................       19,412,386           38,594,432
                                                                        ------------------  -------------------
      INCREASE IN NET ASSETS..........................................          596,222           44,282,133
NET ASSETS:
  Beginning of period.................................................      396,503,392          352,221,259
                                                                        ------------------  -------------------
  End of period (includes undistributed net investment income of
    $6,712
    at June 30, 1999 and December 31, 1998)...........................     $397,099,614        $ 396,503,392
                                                                        ------------------  -------------------
                                                                        ------------------  -------------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares...................................        8,599,726            8,671,169
                Investor Shares.......................................           79,776              423,701
  Shares issued on reinvestment of dividends: Institutional Shares....          113,963              537,168
                                          Investor Shares.............           10,856               21,682
  Shares repurchased: Institutional Shares............................       (6,895,638)          (5,746,886)
                    Investor Shares...................................          (47,030)            (251,187)
                                                                        ------------------  -------------------
    Net increase......................................................        1,861,653            3,655,647
  Shares outstanding, beginning of period.............................       37,376,530           33,720,883
                                                                        ------------------  -------------------
  Shares outstanding, end of period...................................       39,238,183           37,376,530
                                                                        ------------------  -------------------
                                                                        ------------------  -------------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                        INSTITUTIONAL SHARES
                                         ---------------------------------------------------
                                          SIX MONTHS                         FOR THE PERIOD
                                            ENDED              YEAR          APRIL 1, 1997*
                                           JUNE 30,            ENDED             THROUGH
                                             1999          DECEMBER 31,       DECEMBER 31,
                                         (UNAUDITED)           1998               1997
                                         ------------      -------------     ---------------
PER SHARE DATA:
Net asset value at beginning of
  period................................    $  10.61           $  10.45            $  10.00
                                         ------------      -------------     ---------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.30               0.61                0.47
Net realized and unrealized gain (loss)
  on investments........................       (0.49)              0.26                0.45
                                         ------------      -------------     ---------------
  Total from investment operations......       (0.19)              0.87                0.92
                                         ------------      -------------     ---------------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment
  income................................       (0.30)             (0.61)              (0.47)
Distribution from capital gains.........          --              (0.10)                 --
                                         ------------      -------------     ---------------
  Total dividends and distribution......       (0.30)             (0.71)              (0.47)
                                         ------------      -------------     ---------------
Net asset value at end of period........    $  10.12           $  10.61            $  10.45
                                         ------------      -------------     ---------------
                                         ------------      -------------     ---------------
TOTAL RETURN:...........................       (1.85)%**           8.56%               9.34%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................    $392,860           $392,522            $350,330
Ratio to average net assets of:
  Expenses, net of waiver from
    The Bank of New York................        0.80%***           0.81%               0.80%***
  Expenses, prior to waiver from The
    Bank of New York....................        0.80%***             --                  --
  Net investment income.................        5.77%***           5.79%               6.14%***
Portfolio turnover rate.................          33%                53%                 81%

                                                                INVESTOR SHARES
                                             -----------------------------------------------------
                                              SIX MONTHS                           FOR THE PERIOD
                                                 ENDED              YEAR            MAY 1, 1997*
                                               JUNE 30,             ENDED             THROUGH
                                                 1999           DECEMBER 31,        DECEMBER 31,
                                              (UNAUDITED)           1998                1997
                                             -------------      -------------     ----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................           $10.61             $10.45            $10.08
                                                   ------             ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................             0.28               0.58              0.40
Net realized and unrealized gain (loss)
  on investments........................            (0.49)              0.26              0.37
                                                   ------             ------            ------
  Total from investment operations......            (0.21)              0.84              0.77
                                                   ------             ------            ------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment
  income................................            (0.28)             (0.58)            (0.40)
Distribution from capital gains.........               --              (0.10)               --
                                                   ------             ------            ------
  Total dividends and distribution......            (0.28)             (0.68)            (0.40)
                                                   ------             ------            ------
Net asset value at end of period........           $10.12             $10.61            $10.45
                                                   ------             ------            ------
                                                   ------             ------            ------
TOTAL RETURN:...........................            (1.99)%**           8.22%             7.76%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................           $4,240             $3,981            $1,891
Ratio to average net assets of:
  Expenses, net of waiver from
    The Bank of New York................             1.08%***           1.13%             1.06%***
  Expenses, prior to waiver from The
    Bank of New York....................             1.11%***             --                --
  Net investment income.................             5.48%***           5.51%             5.74%***
Portfolio turnover rate.................               33%                53%               81%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                /S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS     RATE        DATE        VALUE
----------                                             ---------  ---------  ----------  -----------
             MUNICIPAL BONDS--96.6%
             EDUCATION--10.6%
$  500,000   New York State Dormitory Authority,
             Columbia University.....................   Aaa/AAA       5.500%  7/1/2009   $   524,710
   500,000   New York State Dormitory Authority,
             Fordham University......................   Aaa/AAA       4.400   7/1/2006       490,435
 1,700,000   New York State Dormitory Authority, New
             York University, MBIA Insured+..........   Aaa/AAA       5.500   7/1/2004     1,776,942
   500,000   New York State Dormitory Authority,
             Rochester Institute of Technology.......   Aaa/AAA       5.000   7/1/2013       491,605
 1,000,000   New York State Dormitory Authority,
             University of Rochester.................    A1/A+        5.000   7/1/2002     1,018,960
                                                                                         -----------
                                                                                           4,302,652
                                                                                         -----------
             GENERAL OBLIGATIONS--12.5%
   500,000   Monroe County, New York.................   Aa2/AA        4.050   3/1/2007       476,520
   500,000   Monroe County, New York, MBIA
             Insured+................................   Aaa/AAA       4.800   6/1/2002       508,285
    60,000   Monroe County, New York, Series B,
             Unrefunded Balance......................   Aa2/AA        7.000   6/1/2003        61,747
   500,000   New York State Municipal Bond Bank
             Agency (City of Rochester)..............   NR/AAA        6.400  3/15/2001       519,855
   500,000   New York State, General Obligation......    A2/A         4.375  7/15/2005       493,080
   500,000   New York State, General Obligation......    A2/A         5.000  6/15/2011       493,790
 1,000,000   New York State, General Obligation......    A2/A         5.125  6/15/2004     1,026,140
 1,000,000   Orange County, New York, General
             Obligation..............................   Aa2/NR        5.000   9/1/2013       985,960
   500,000   Sands Point New York, General
             Obligation..............................   Aa2/NR        4.700  7/15/2011       483,030
                                                                                         -----------
                                                                                           5,048,407
                                                                                         -----------
             HEALTHCARE--2.3%
   400,000   New York State Dormitory Authority,
             Nursing Home Our Lady of Consolation....    NR/AA        5.200   8/1/2005       409,188
   500,000   New York State Medical Care
             Facilities--Downstate Medical Center....   NR/AAA        5.700  2/15/2004       523,710
                                                                                         -----------
                                                                                             932,898
                                                                                         -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                /S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS     RATE        DATE        VALUE
----------                                             ---------  ---------  ----------  -----------
             MUNICIPAL BONDS (CONTINUED)
             HOUSING--2.5%
$  500,000   New York State Mortgage
             Revenue--Homeowner Mtg Series 37-A......   Aa2/NR        5.850%  4/1/2006   $   517,745
   500,000   New York State Mortgage
             Revenue--Homeowner Mtg Series 39........   Aa2/NR        5.300   4/1/2004       513,120
                                                                                         -----------
                                                                                           1,030,865
                                                                                         -----------
             INDUSTRIAL DEVELOPMENT BONDS--5.0%
 1,000,000   Hempstead Town--New York Industrial
             Development Agency......................   Aaa/AAA       4.875  12/1/2006     1,005,840
 1,000,000   Hempstead Town--New York Industrial
             Development Agency......................   Aaa/AAA       5.000  12/1/2007     1,008,160
                                                                                         -----------
                                                                                           2,014,000
                                                                                         -----------
             PREFUNDED/ESCROW/US GUARANTEED--4.0%
   785,000   New York Housing Finance Agency, ETM
             State University Construction...........   Aaa/AAA       6.500  11/1/2006       836,229
   500,000   New York State Thruway Authority Service
             Contract Highway & Bridge Trust Fund
             (original maturity 4/1/08)..............   Baa1/NA       5.750   4/1/2004       533,420
   232,000   Puerto Rico Aqueduct & Sewer Authority,
             ETM.....................................   Aaa/AAA       4.500   7/1/2002       233,550
                                                                                         -----------
                                                                                           1,603,199
                                                                                         -----------
             SPECIAL TAX--20.8%
 1,000,000   MTA Dedicated Tax Series A, MBIA
             Insured+................................   Aaa/AAA       6.000   4/1/2005     1,067,370
 1,000,000   Municipal Assistance Corp. for New York
             City....................................   Aa2/AA        4.800   7/1/2003     1,014,530
 2,000,000   Municipal Assistance Corp. for New York
             City Series E...........................   Aa2/AA        6.000   7/1/2005     2,141,100
   650,000   New York State Local Government
             Assistance Corp. .......................    A3/A+        4.250   4/1/2002       648,960
   500,000   New York State Local Government
             Assistance Corp. .......................    A3/A+        4.800   4/1/2005       503,210
   655,000   New York State Local Government
             Assistance Corp. .......................    A3/A+        5.000   4/1/2002       666,397
   340,000   New York State Local Government
             Assistance Corp. .......................    A3/A+        6.750   4/1/2002       359,785
   750,000   New York, New York City Transitional
             Finance Authority Revenue...............   Aa3/AA        5.000  11/15/2010      746,100
 1,225,000   New York, New York City Transitional
             Finance Authority Revenue Series A......   Aa3/AA        5.000  8/15/2005     1,251,485
                                                                                         -----------
                                                                                           8,398,937
                                                                                         -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                /S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS     RATE        DATE        VALUE
----------                                             ---------  ---------  ----------  -----------
             MUNICIPAL BONDS (CONTINUED)
             STATE APPROPRIATION --19.4%
$1,000,000   Metropolitan Transportation Authority
             Service Contract Revenue................  Baa1/BBB+      5.750%  7/1/2007   $ 1,042,940
   300,000   New York CTFS Partnership...............  Baa1/BBB+      4.125   9/1/2004       291,078
   250,000   New York State Dormitory Authority,
             Albany County...........................  Baa1/BBB+      5.500   4/1/2008       256,083
 1,000,000   New York State Dormitory Authority,
             Lease Revenue Office Facilities, Audit
             and Control MBIA Insured+...............   Aaa/AAA       4.375   4/1/2010       932,630
   300,000   New York State Dormitory Authority,
             State University........................    A3/A-        5.200  5/15/2003       306,732
   650,000   New York State Dormitory Authority,
             Upstate Community College...............  Baa1/BBB+      5.600   7/1/2007       670,709
   505,000   New York State Medical Care
             Facilities--Mental Health Services......    A3/A+        4.700  8/15/2001       509,242
   480,000   New York State Medical Care
             Facilities--Mental Health Services......    A3/A-        6.100  8/15/2002       502,070
   750,000   New York State Thruway Authority Service
             Contract Highway & Bridge Trust Fund....  Baa1/BBB+      5.625   4/1/2007       775,860
   250,000   New York State Urban Development
             Corp. ..................................  Baa1/BBB+      4.200   1/1/2004       244,385
   500,000   New York State Urban Development
             Corp. ..................................  Baa1/BBB+      5.000   1/1/2012       481,985
 1,000,000   New York State Urban Development
             Corp. ..................................  Baa1/BBB+      5.900   1/1/2007     1,039,910
   750,000   New York State Urban Development
             Corp. ..................................  Baa1/BBB+      6.000   1/1/2007       793,560
                                                                                         -----------
                                                                                           7,847,184
                                                                                         -----------
             TRANSPORTATION--7.7%
   500,000   Port Authority New York & New Jersey....   A1/AA-        4.750  10/1/2008       495,170
   650,000   Port Authority New York & New Jersey....   A1/AA-        5.100   8/1/2001       663,501
 1,000,000   Port Authority New York & New Jersey....   A1/AA-        5.300   8/1/2003     1,034,420
   500,000   Port Authority New York & New Jersey....   A1/AA-        6.100  10/15/2002      528,130
   400,000   Triborough Bridge & Tunnel Authority
             General Purpose.........................   Aa3/A+        4.600   1/1/2005       400,500
                                                                                         -----------
                                                                                           3,121,721
                                                                                         -----------
             UTILITIES--7.3%
 1,500,000   Long Island Power Authority New York
             Electric System Revenue Series A........   Aaa/AAA       5.500  12/1/2010     1,548,765
   300,000   New York State Environmental Facilities
             Corp. PCR State Water...................   Aaa/AAA       6.000  5/15/2002       314,298

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                /S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS     RATE        DATE        VALUE
----------                                             ---------  ---------  ----------  -----------
             MUNICIPAL BONDS (CONTINUED)
$  100,000   New York State Environmental Facilities
             Corp. PCR State Water...................   Aaa/AAA       6.300% 9/15/2000   $   103,165
 1,000,000   New York State Power Authority Revenue &
             General Purpose Series A................   Aa3/AA-       4.250  2/15/2004       989,620
                                                                                         -----------
                                                                                           2,955,848
                                                                                         -----------
             OTHER--4.5%
   205,000   New York City, Trust for Cultural
             Resources Museum MOMA-AMBAC Insured+....   Aaa/AAA       4.900   1/1/2001       207,515
    75,000   New York City, Trust for Cultural
             Resources Museum MOMA-AMBAC Insured+....   Aaa/AAA       5.000   1/1/2002        76,429
   165,000   New York City, Trust for Cultural
             Resources Museum MOMA-AMBAC Insured+....   Aaa/AAA       5.000   1/1/2002       167,986
   350,000   New York City, Trust for Cultural
             Resources Museum MOMA-AMBAC Insured+....   Aaa/AAA       6.300   1/1/2003       373,684
 1,000,000   New York State Dormitory Authority,
             Lease Revenue, Court Facilities,
             Westchester County......................   Aa1/AA        5.125   8/1/2012       999,480
                                                                                         -----------
                                                                                           1,825,094
                                                                                         -----------
             TOTAL MUNICIPAL BONDS
             (Cost $38,892,485)......................                                     39,080,805
                                                                                         -----------

             TAX-EXEMPT MONEY MARKET FUND--3.1%
 1,245,379   Dreyfus New York Municipal Cash
             Management (Cost $1,245,379)............    NR/NR        3.320(a)             1,245,379
                                                                                         -----------
             TOTAL INVESTMENTS
             (Cost $40,137,864)(b)--99.7%............                                     40,326,184
             Other assets less liabilities--0.3%.....                                        107,253
                                                                                         -----------
             NET ASSETS--100.0%......................                                    $40,433,437
                                                                                         -----------
                                                                                         -----------

NR   NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
+    INSURED OR GUARANTEED BY THE INDICATED MUNICIPAL BOND INSURANCE
     CORPORATION.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1999.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1999, NET UNREALIZED APPRECIATION WAS $188,320 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $535,231 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $346,911.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
        STATEMENT OF ASSETS AND LIABILITIES

          JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at value
    (Cost $40,137,864)......................................  $ 40,326,184
  Cash......................................................         3,497
  Receivables:
    Interest................................................       668,376
    Capital stock sold......................................        25,000
  Other assets..............................................         2,387
                                                              ------------
      TOTAL ASSETS..........................................    41,025,444
                                                              ------------
LIABILITIES:
  Payables:
    Investments purchased...................................       514,375
    Dividends...............................................        43,450
    Services provided by The Bank of New York and
      Administrator.........................................        12,788
    Capital stock repurchased...............................         7,613
  Accrued expenses and other liabilities....................        13,781
                                                              ------------
      TOTAL LIABILITIES.....................................       592,007
                                                              ------------
NET ASSETS:.................................................  $ 40,433,437
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $      3,925
  Capital surplus...........................................    40,185,080
  Accumulated net realized gain on investments..............        56,112
  Net unrealized appreciation on investments................       188,320
                                                              ------------
                                                              $ 40,433,437
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $ 30,228,355
                                                              ------------
                                                              ------------
  Shares outstanding........................................     2,934,252
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      10.30
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $ 10,205,082
                                                              ------------
                                                              ------------
  Shares outstanding........................................       990,499
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      10.30
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................  $1,031,598
                                                              ----------
EXPENSES:
  Advisory..................................................     110,775
  Administration............................................      44,310
  12b-1 fee--Investor Shares................................      15,547
  Accounting services.......................................      29,784
  Transfer agent............................................      16,146
  Directors.................................................       7,812
  Custodian.................................................       5,255
  Registration and filings..................................       4,339
  Reports to shareholders...................................       1,803
  Cash management...........................................         818
  Audit.....................................................         810
  Legal.....................................................         192
  Other.....................................................         167
                                                              ----------
    TOTAL EXPENSES..........................................     237,758
  Fees waived by The Bank of New York (Note 3)..............     (34,809)
                                                              ----------
    NET EXPENSES............................................     202,949
                                                              ----------
    NET INVESTMENT INCOME...................................     828,649
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--
  Net realized gain on investments..........................      50,574
  Decrease in unrealized appreciation on investments during
    the period..............................................  (1,541,675)
                                                              ----------
  Net realized and unrealized loss on investments...........  (1,491,101)
                                                              ----------
  Net decrease in net assets resulting from operations......  $ (662,452)
                                                              ----------
                                                              ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              SIX MONTHS
                                                                                ENDED            YEAR ENDED
                                                                            JUNE 30, 1999       DECEMBER 31,
                                                                             (UNAUDITED)            1998
                                                                           ----------------   ----------------
OPERATIONS:
  Net investment income..................................................    $   828,649        $ 1,619,015
  Net realized gain on investments.......................................         50,574            256,154
  Increase (decrease) in unrealized appreciation on investments during
    the period...........................................................     (1,541,675)           325,257
                                                                           ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations......       (662,452)         2,200,426
                                                                           ----------------   ----------------
DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares.............       (607,651)        (1,239,196)
                                         Investor Shares.................       (220,998)          (379,819)
  Distribution from capital gains: Institutional Shares..................            -0-            (29,529)
                                   Investor Shares.......................            -0-             (9,845)
                                                                           ----------------   ----------------
                                                                                (828,649)        (1,658,389)
                                                                           ----------------   ----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares.................      9,399,076          8,283,928
                                    Investor Shares......................      5,190,766          4,382,746
  Proceeds from shares issued on reinvestment
    of dividends and distributions: Institutional Shares.................        142,883            209,663
                                    Investor Shares......................        186,262            299,692
  Cost of capital stock repurchased: Institutional Shares................     (9,748,192)        (8,303,000)
                                     Investor Shares.....................     (6,345,215)        (3,599,478)
                                                                           ----------------   ----------------
    Net increase (decrease) in net assets resulting from capital stock
      transactions.......................................................     (1,174,420)         1,273,551
                                                                           ----------------   ----------------
      INCREASE (DECREASE) IN NET ASSETS..................................     (2,665,521)         1,815,588
NET ASSETS:
  Beginning of period....................................................     43,098,958         41,283,370
                                                                           ----------------   ----------------
  End of period..........................................................    $40,433,437        $43,098,958
                                                                           ----------------   ----------------
                                                                           ----------------   ----------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares......................................        884,864            786,746
                Investor Shares..........................................        485,924            414,391
  Shares issued on reinvestment of dividends: Institutional Shares.......         13,521             19,810
                                             Investor Shares.............         17,603             28,363
  Shares repurchased: Institutional Shares...............................       (922,708)          (786,244)
                       Investor Shares...................................       (600,073)          (341,124)
                                                                           ----------------   ----------------
    Net increase (decrease)..............................................       (120,869)           121,942
  Shares outstanding, beginning of period................................      4,045,620          3,923,678
                                                                           ----------------   ----------------
  Shares outstanding, end of period......................................      3,924,751          4,045,620
                                                                           ----------------   ----------------
                                                                           ----------------   ----------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                           INSTITUTIONAL SHARES
                                          ------------------------------------------------------
                                             SIX MONTHS           YEAR          FOR THE PERIOD
                                                ENDED             ENDED         APRIL 1, 1997*
                                            JUNE 30, 1999     DECEMBER 31,         THROUGH
                                             (UNAUDITED)          1998        DECEMBER 31, 1997
                                          -----------------   -------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................       $ 10.65           $ 10.52            $ 10.16
                                               -------        -------------         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................          0.20              0.41               0.31
Net realized and unrealized gain (loss)
  on investments........................         (0.35)             0.14               0.36
                                               -------        -------------         -------
  Total from investment operations......         (0.15)             0.55               0.67
                                               -------        -------------         -------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment income....         (0.20)            (0.41)             (0.31)
Distribution from capital gains.........            --             (0.01)                --
                                               -------        -------------         -------
  Total dividends and distribution......         (0.20)            (0.42)             (0.31)
                                               -------        -------------         -------
Net asset value at end of period........       $ 10.30           $ 10.65            $ 10.52
                                               -------        -------------         -------
                                               -------        -------------         -------
TOTAL RETURN:...........................         (1.44)%**          5.30%              6.69%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................       $30,228           $31,519            $30,915
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................          0.85%***          0.90%              0.90%***
  Expenses, prior to waiver from The
    Bank of New York....................          1.00%***          1.07%              1.15%***
  Net investment income, net of waiver
    from The Bank of New York...........          3.81%***          3.85%              3.98%***
Portfolio turnover rate.................            14%               24%                21%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

--------------------------------------------------------------------------------

                                                                         INVESTOR SHARES
                                          ------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                           YEAR ENDED DECEMBER 31,
                                          JUNE 30, 1999     ------------------------------------------------------------
                                           (UNAUDITED)          1998          1997        1996        1995        1994
                                          --------------    ------------    --------    --------    --------    --------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $ 10.65           $  10.52    $  10.29    $  10.34    $   9.59    $  10.37
                                              -------       ------------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.19               0.38        0.39        0.40        0.39        0.39
Net realized and unrealized gain (loss)
  on investments........................        (0.35)              0.14        0.23       (0.05)       0.75       (0.78)
                                              -------       ------------    --------    --------    --------    --------
  Total from investment operations......        (0.16)              0.52        0.62        0.35        1.14       (0.39)
                                              -------       ------------    --------    --------    --------    --------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment income....        (0.19)             (0.38)      (0.39)      (0.40)      (0.39)      (0.39)
Distribution from capital gains.........           --              (0.01)         --          --          --          --
                                              -------       ------------    --------    --------    --------    --------
  Total dividends and distribution......        (0.19)             (0.39)      (0.39)      (0.40)      (0.39)      (0.39)
                                              -------       ------------    --------    --------    --------    --------
Net asset value at end of period........      $ 10.30           $  10.65    $  10.52    $  10.29    $  10.34    $   9.59
                                              -------       ------------    --------    --------    --------    --------
                                              -------       ------------    --------    --------    --------    --------
TOTAL RETURN:+..........................        (1.56)%*            5.04%       6.19%       3.47%      12.08%      (3.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................      $10,205           $ 11,580    $ 10,368    $ 36,737    $ 40,931    $ 43,213
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         1.09%**            1.15%       1.02%       0.90%       0.90%       0.85%
  Expenses, prior to waiver from The
    Bank of New York....................         1.25%**            1.32%       1.32%       1.18%       1.20%       1.20%
  Net investment income, net of waiver
    from The Bank of New York...........         3.55%**            3.61%       3.88%       3.91%       3.89%       3.92%
Portfolio turnover rate.................           14%                24%         21%         22%          4%         18%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.
*    NOT ANNUALIZED.
**   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS--97.6%
             EDUCATION--11.3%
$2,000,000   California Education Facilities
             Authority Revenue.......................    Aa1/NR      4.500%   11/1/2013    $  1,886,660
 1,190,000   California Education Facilities
             Authority Revenue.......................    A3/NR       4.700     4/1/2012       1,119,481
 1,000,000   District of Columbia Revenue
             (Association of American Medical
             Colleges), Series A, Callable 8/15/07
             @102....................................   Aaa/AAA      5.150    2/15/2010         988,670
 4,000,000   Illinois Educational Facility Authority
             Revenue.................................    Aa1/AA      4.400     7/1/2025       3,976,960
 1,000,000   Illinois Educational Facility Authority
             Revenue (University of Chicago), Series
             A.......................................    Aa1/AA      5.000     7/1/2008       1,002,150
 1,190,000   New England Educational Loans Revenue...    Aaa/NR      5.800     3/1/2002       1,228,425
 1,315,000   New York State Dormitory Authority
             Revenue.................................    Aaa/NR      4.400     7/1/2011       1,234,246
 1,000,000   New York State Dormitory Authority
             Revenue.................................   Aaa/AAA      4.625     7/1/2010         960,780
 2,450,000   New York State Dormitory Authority
             Revenue.................................  Baa1/BBB+     5.000     7/1/2008       2,425,524
    20,000   New York State Dormitory Authority
             Revenue, Unrefunded Balance, University
             of Rochester; Callable 9/3/99 @101......    A1/A+       6.200     7/1/2002          20,227
   500,000   New York State Dormitory Authority,
             Rochester Institute of Technology.......   Aaa/AAA      5.000     7/1/2013         491,605
 1,600,000   Pennsylania State Higher Education
             Facility Authority Carnegie-Mellon......    NR/AA-      5.000    11/1/2000       1,627,312
 2,020,000   Private Colleges & Universities Auth.
             (Emory University)......................    Aa1/AA      5.500    11/1/2006       2,117,889
 1,000,000   Swarthmore Borough Authority
             Pennsylvania Swarthmore College.........   Aaa/AA+      5.000    9/15/2007       1,016,080
 1,000,000   Swarthmore Borough Authority
             Pennsylvania Swarthmore College.........   Aaa/AA+      5.000    9/15/2008       1,010,220
 1,000,000   Swarthmore Borough Authority
             Pennsylvania Swarthmore College.........   Aaa/AA+      5.250    9/15/2009       1,026,160
 2,185,000   Texas A & M University Revenue, Callable
             5/15/07 @100............................    Aa2/AA      5.000    5/15/2008       2,196,165

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$5,255,000   Texas State Refunding Series C..........    Aa2/AA      5.000%    8/1/2009    $  5,277,649
                                                                                           ------------
                                                                                             29,606,203
                                                                                           ------------
             GENERAL OBLIGATIONS--35.6%
 1,000,000   Aldine Texas Independent School
             District, Callable, 2/15/07 @100........   Aaa/AAA      5.375    2/15/2009       1,024,750
 2,150,000   California State........................    Aa3/A+      5.000    12/1/2006       2,222,584
 4,000,000   California State........................    A1/A+       5.000    10/1/2002       4,114,480
 2,970,000   Charlotte North Carolina Water &
             Sewer...................................   Aaa/AAA      5.500     5/1/2003       3,090,344
 3,000,000   Chicago Illinois........................   Aaa/AAA      5.500     1/1/2012       3,093,120
 3,000,000   Connecticut State Series A..............    Aa/AA-      5.000    5/15/2004       3,084,690
 2,500,000   Delaware State..........................   Aa1/AA+      5.125     4/1/2005       2,576,975
 2,880,000   El Paso Texas...........................   Aaa/AAA      4.400    8/15/2010       2,730,470
 2,835,000   El Paso Texas...........................   Aaa/AAA      4.500    8/15/2011       2,692,286
 5,000,000   Georgia State...........................   Aaa/AA+      5.250     7/1/2008       5,174,000
 2,000,000   Illinois State..........................    Aa2/AA      5.000     6/1/2006       2,029,120
 2,000,000   Illinois State..........................    Aa2/AA      5.000     6/1/2007       2,020,760
 1,005,000   Kansas City Missouri....................    Aa3/AA      5.000     9/1/2006       1,023,110
 2,000,000   Magnolia Texas Independent School
             District................................    Aaa/NR      4.400    8/15/2009       1,888,120
 2,185,000   Maryland State & Local Facilities
             Loan....................................   Aaa/AAA      5.250    6/15/2005       2,275,568
 2,000,000   Maryland State & Local Facilities
             Loan--3rd Series, callable 10/15/06
             @100....................................   Aaa/AAA      5.000    10/15/2007      2,042,740
 1,485,000   Massachusetts State--Construction Loan
             Series A................................    A1/A+       5.100    11/1/2002       1,525,184
 2,000,000   Massachusetts State--Construction Loan
             Series D, FGIC Insured+.................   Aaa/AAA      5.125    11/1/2003       2,059,740
 1,300,000   Milwaukee Wisconsin.....................   Aa1/AA+      5.000    6/15/2008       1,309,308
 1,000,000   Milwaukee Wisconsin Area Technical
             College District........................    Aa2/NR      3.650     6/1/2002         981,670
 2,000,000   Milwaukee Wisconsin Metropolitan Sewer
             District................................    Aa/AA       6.250    10/1/2004       2,157,100
 2,070,000   Minnesota State, Callable 11/01/06
             @100....................................   Aaa/AA+      5.000    11/1/2008       2,099,042
 1,290,000   Montana State...........................   Aa3/AA-      5.000     8/1/2008       1,311,620

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$3,215,000   Nevada State Municipal Bond.............    Aa/AA       6.375%   5/15/2006    $  3,517,178
 2,760,000   Nevada State Municipal Bond Bank Project
             #66 & 67 Series A, Callable 5/15/08.....    Aa2/AA      5.250    5/15/2010       2,798,916
 4,470,000   Nevada State Series A...................    Aa/AA       4.375     8/1/2003       4,465,709
 2,000,000   New Jersey State Series E...............   Aa1/AA+      5.000    7/15/2004       2,056,420
 1,000,000   New York State..........................     A2/A       5.000    9/15/2006       1,016,260
 1,430,000   North Carolina State....................   Aaa/AAA      4.500     5/1/2007       1,412,268
 3,000,000   Pennsylvania State......................   Aaa/AAA      5.000     6/1/2008       3,025,650
 2,970,000   Pennsylvania State--1st Series..........    A1/AA-      5.000     5/1/2003       3,033,142
 2,000,000   Rhode Island, Callable 8/01/07 @101,
             MBIA Insured+...........................   Aaa/AAA      5.000     8/1/2009       2,001,480
 2,000,000   Round Rock Texas Independent School
             District................................   Aaa/AAA      4.400     8/1/2011       1,845,480
 1,000,000   Texas State Public Finance Authority
             Building Revenue........................   Aaa/AAA      6.100     8/1/2004       1,056,490
   500,000   Tulsa Oklahoma..........................    Aa/AA       5.150     6/1/2003         514,435
 3,000,000   Virginia State Public School
             Authority...............................   Aa1/AA+      4.500     8/1/2011       2,805,510
 4,330,000   Washington State........................   Aa1/AA+      6.250     9/1/2007       4,737,583
 1,000,000   Washington State Series A...............    Aa/AA       6.700     2/1/2005       1,099,270
 1,500,000   Washington State Series R...............    Aa/AA       5.375    10/1/2008       1,551,255
 3,000,000   Wisconsin State.........................    Aa2/AA      5.250     5/1/2007       3,087,090
 1,000,000   Woods Hole Martha's Vineyard Nantucket
             Massachusetts...........................    Aa3/NR      4.000     3/1/2007         957,170
                                                                                           ------------
                                                                                             93,508,087
                                                                                           ------------
             HEALTHCARE--5.2%
 5,270,000   Indiana Health Facility Financing
             Authority Hospital Revenue--(Charity
             Obligation Group).......................   Aa2/AA+      5.000    11/1/2026       5,266,100
 2,000,000   Jacksonville Florida Health Facilities
             Authority Hospital Revenue..............   Aa2/AA+      4.875    8/15/2007       1,986,000
   575,000   New York State Medical Care Facilities
             (St. Luke's Hospital), Series A,
             Callable 2/15/00 @102...................    Aa/AA       7.400    2/15/2009         599,300

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$  770,000   New York State Medical Care Facilities
             Financial Agency........................    Aa/AA+      5.100%   2/15/2005    $    780,849
 1,000,000   North Carolina Medical Care Facility
             (Duke University Health Systems Series
             A)......................................    Aa3/AA      4.600     6/1/2009         960,210
 2,000,000   Pennsylvania State Higher Educational
             Facilities Authority--(University of
             Pennsylvania Health Services)...........    Aa/AA       5.000     1/1/2009       2,000,000
 2,000,000   Tampa Florida Revenue Health System--
             Catholic Health East....................   Aaa/AAA      5.500    11/15/2006      2,087,240
                                                                                           ------------
                                                                                             13,679,699
                                                                                           ------------
             HOUSING--1.5%
 1,000,000   Alaska State Housing Finance Corporation
             Mortgage Series A-1, Callable 12/01/07
             @101.50, MBIA Insured+..................   Aaa/AAA      5.000    12/1/2008       1,012,700
   500,000   Connecticut State Housing Financial
             Authority--Housing Mortgage Finance
             Program.................................    Aa2/AA      5.300    11/15/2003        518,755
 2,250,000   Housing New York Corporation Revenue....    A1/AA       6.000    11/1/2003       2,375,100
                                                                                           ------------
                                                                                              3,906,555
                                                                                           ------------
             INDUSTRIAL DEVELOPMENT BONDS--0.4%
 1,000,000   Georgetown County South Carolina
             Pollution Control Facilities
             (International Paper Company Project),
             Callable 6/15/02 @102...................    A3/A-       6.250    6/15/2005       1,054,060
                                                                                           ------------
             OTHER--0.1%
   200,000   New York State Dormitory Authority
             Revenue Metropolitan Museum of Art
             Series B, Floating Rate Notes, payable
             monthly, interest rate resets weekly,
             next interest rate reset date 7/7/99....   Aa1/AA+      3.250 ++   7/1/2023        200,000

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$  100,000   New York State Local Government
             Assistance Corp. Series A, Floating Rate
             Notes, payable monthly, interest rate
             resets weekly, next interest rate rest
             date 7/7/99.............................   Aa2/AA+      3.250%++   4/1/2022   $    100,000
                                                                                           ------------
                                                                                                300,000
                                                                                           ------------
             PRE-REFUNDED SECURITIES--2.4%
 1,085,000   Illinois State Toll Highway Authority
             Callable 9/03/99 @100...................   Aaa/AAA      6.750     1/1/2010       1,159,084
   555,000   Manatee County Florida Water Revenue,
             Callable 9/03/99 @101...................   Aaa/AAA      4.200     3/1/2005         551,004
   155,000   Monroe County New York, Callable 6/01/04
             @102....................................   Aaa/AAA      6.000     6/1/2011         164,430
   845,000   New Jersey State Highway
             Authority--Garden State Parkway General
             Revenue, Callable 9/3/99 @100...........    NR/AAA      6.500     1/1/2011         915,591
 2,275,000   New Jersey State Turnpike Authority
             Revenue.................................    Aaa/NR      5.700     5/1/2013       2,375,737
   105,000   New Jersey State Turnpike Authority
             Revenue, Callable 9/03/99 @100..........   Aaa/AAA      5.875     1/1/2008         109,464
   870,000   Sacramento California Municipal Utility
             District Revenue, Callable 9/03/99
             @100....................................   Aaa/AAA      5.500     2/1/2011         900,537
                                                                                           ------------
                                                                                              6,175,847
                                                                                           ------------
             PRE-REFUNDED ESCROWED--1.8%
 1,255,000   King County Washington, ETM.............   Aa1/AA+      5.000     1/1/2004       1,281,857
 1,585,000   King County Washington, ETM.............   Aa1/AA+      5.000     1/1/2004       1,617,619
 1,200,000   New Jersey State Turnpike Authority
             Revenue, ETM............................   Aaa/AAA      6.500     1/1/2008       1,327,812
   483,243   New York State Dormitory Authority
             Revenue.................................    NR/NR       7.000    9/25/2006         549,735
                                                                                           ------------
                                                                                              4,777,023
                                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
             SPECIAL TAX--7.4%
$2,585,000   Chicago Illinois Sales Tax Revenue......   Aaa/AAA      6.000%    1/1/2007    $  2,756,722
 1,100,000   Chicago Illinois Sales Tax Revenue......   Aaa/AAA      5.000     1/1/2008       1,099,241
   510,000   Clark County Nevada--Las Vegas
             Convention and Visitors Authority.......   Aaa/AAA      5.400     7/1/2003         528,115
 1,000,000   Connecticut State Special Obligation
             Revenue.................................    A1/AA-      6.100     9/1/2008       1,087,400
 1,100,000   Indiana Bond Bank Revenue Series A......    NR/AAA      5.750     2/1/2006       1,159,631
 5,000,000   Indianapolis Industrial Local Public
             Improvement Bank........................   Aaa/AAA      5.500     2/1/2008       5,211,550
   155,000   Kentucky Infrastructure Authority.......     NR/A       7.625     8/1/2003         158,626
 2,000,000   Municipal Assistance Corp. for New York
             City Series E...........................    Aa2/AA      6.000     7/1/2005       2,141,100
 1,805,000   New York State Local Government
             Assistance Corp. .......................     A/A        6.000     4/1/2006       1,929,581
 1,980,000   New York State Local Government
             Assistance Corp. Series A...............     A3/A       6.000     4/1/2012       2,129,985
 1,250,000   New York State Local Government
             Assistance Corp. Series A, Callable
             4/01/07 @101............................   Aaa/AAA      5.000     4/1/2009       1,254,688
                                                                                           ------------
                                                                                             19,456,639
                                                                                           ------------
             STATE APPROPRIATION--14.2%
 1,980,000   Kentucky State Turnpike Authority
             Economic Development Road Revenue
             (Revitalization Projects)...............   Aaa/AAA      5.300     7/1/2004       2,052,052
 2,000,000   Kentucky State Turnpike Authority
             Economic Development Road Revenue,
             (Revitalization Projects)...............   Aaa/AAA      5.500     7/1/2008       2,089,480
 1,000,000   Massachusetts Bay Transportation
             Authority...............................    A1/A+       5.400     3/1/2008       1,033,330
 2,050,000   Metropolitan Transportation Authority
             Facility Revenue........................  Baa1/BBB+     5.500     7/1/2021       2,113,591
 2,000,000   New York State CTFS Partnership.........  Baa1/BBB+     4.000     9/1/2002       1,971,820
 2,000,000   New York State CTFS Partnership.........  Baa1/BBB+     4.300     8/1/2002       1,990,240

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$3,000,000   New York State Dormitory Authority State
             University..............................    A3/A-       6.000%   5/15/2007    $  3,193,110
 1,980,000   New York State Dormitory Authority State
             University Educational Facilities.......  Baa1/BBB+     5.250    5/15/2010       1,994,573
 5,000,000   New York State Thruway Authority Service
             Contract Revenue........................  Baa1/BBB+     5.100     4/1/2008       4,978,700
 2,005,000   New York State Thruway Authority Service
             Contract Revenue........................   Baa1/BBB     7.000     1/1/2002       2,113,350
 3,550,000   New York State Urban Development Corp.
             Revenue.................................  Baa1/BBB+     5.000     1/1/2014       3,377,612
 2,000,000   New York State Urban Development Corp.
             Revenue.................................  Baa1/BBB+     5.000     1/1/2007       1,993,820
 1,500,000   New York State Urban Development Corp.
             Revenue.................................   Baa1/BBB     5.450     1/1/2007       1,536,525
 4,705,000   New York State Urban Development Corp.
             Revenue Callable 1/01/08 @102...........  Baa1/BBB+     5.000     1/1/2014       4,476,525
 2,500,000   New York State Urban Development Corp.
             Revenue Callable 1/01/08 @102...........  Baa1/BBB+     5.000     1/1/2013       2,393,450
                                                                                           ------------
                                                                                             37,308,178
                                                                                           ------------
             TRANSPORTATION--8.8%
 1,000,000   Central Puget Sound, Washington Transit
             Authority...............................   Aaa/AAA      5.250     2/1/2009       1,016,520
 1,150,000   Delaware Transportation Authority System
             Revenue.................................    A1/AA       6.125     7/1/2003       1,212,353
 1,500,000   Kansas State Department of
             Transportation Highway Revenue..........    Aa/AA       5.375     3/1/2007       1,558,590
   350,000   Kentucky State Turnpike Authority Toll
             Road Revenue............................     A/A        8.500     7/1/2004         351,337
 1,750,000   Mississippi Highway Revenue.............    Aa1/NR      5.250     6/1/2008       1,793,750
 2,000,000   New Jersey State Highway Authority
             Garden State Parkway General Revenue....    A1/AA-      5.150     1/1/2007       2,050,000

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$2,500,000   New Jersey State Transportation
             Authority...............................   Aaa/AAA      6.250%   12/15/2003   $  2,695,825
 2,450,000   New Jersey State Transit Transportation
             Fund....................................   Aa2/AA-      5.250    6/15/2008       2,513,308
   480,000   New Jersey State Turnpike Authority
             Revenue.................................    NR/AAA     10.375     1/1/2003         538,099
 1,000,000   New York State Bridge Authority
             Revenue.................................    Aa/AA-      5.000     1/1/2007       1,015,620
   990,000   Pennsylvania State Turnpike Revenue.....   Aaa/AAA      5.350    12/1/2002       1,023,650
 3,630,000   Port Authority New York & New Jersey
             Callable 11/01/99 @100..................    A1/AA-      9.000    11/1/2014       3,692,255
 2,105,000   Port of Seattle Washington Revenue......   Aaa/AAA      6.000    10/1/2007       2,267,843
 1,130,000   Triborough Bridge & Tunnel Authority
             Series Q, Callable 1/01/06 @100.........    Aa3/A+      6.750     1/1/2009       1,272,425
                                                                                           ------------
                                                                                             23,001,575
                                                                                           ------------
             UTILITIES--8.9%
 5,000,000   Austin Texas Utility System Revenue
             Series A, Callable 11/15/06 @100........   Aaa/AAA      5.000    5/15/2007       5,039,600
    85,000   Austin Texas Utility System Revenue
             Series B, Unrefunded balance Callable
             11/15/99 @101...........................     A/A        7.250    11/15/2003         94,254
   735,000   Consumers Public Power District Nuclear
             Facility Revenue........................    A1/NR       5.100     1/1/2003         735,757
 3,150,000   Dade County Florida Water & Sewer System
             Revenue.................................   Aaa/AAA      6.250    10/1/2007       3,457,944
   990,000   Georgia Municipal Electrical Authority
             Power Revenue...........................     A/A        5.000     1/1/2004       1,000,722
 1,000,000   Grant County Washington Public Utility
             District No. 002........................    Aa/A+       5.600     1/1/2005       1,038,780
 1,000,000   Houston Texas Water Conveyance System
             Contract................................   Aaa/AAA      7.000    12/15/2004      1,107,550
     5,000   Jacksonville Florida Electrical
             Authority Revenue.......................    Aa1/AA      7.500    10/1/2002           5,016
 4,000,000   Long Island New York Power Authority
             Electric System Revenue.................   Aaa/AAA      5.500%    4/1/2008       4,147,560
 2,000,000   Long Island Power Authority New York
             Electric System Revenue.................   Aaa/AAA      5.000     4/1/2008       2,004,060

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P     INTEREST    MATURITY
  AMOUNT                                                RATINGS      RATE        DATE         VALUE
----------                                             ----------  --------  ------------  ------------
             MUNICIPAL BONDS (CONTINUED)
$1,000,000   Long Island Power Authority New York
             Electric System Revenue Series A........   Aaa/AAA      5.500%   12/1/2010    $  1,032,510
 1,000,000   New York State Environmental Facilities
             Corp. Pollution Control Revenue Loan....   Aaa/AAA      5.000    7/14/2004       1,024,570
 2,000,000   New York State Power Authority Revenue &
             General Purpose.........................   Aa3/AA-      4.375    2/15/2005       1,975,880
   750,000   South Carolina State Public Service
             Authority Electrical Revenue &
             Electrical System Expansion.............    Aa/A+       4.100     7/1/2006         723,848
                                                                                           ------------
                                                                                             23,388,051
                                                                                           ------------
             TOTAL MUNICIPAL BONDS
             (Cost $255,144,993).....................                                       256,161,917
                                                                                           ------------

             TAX-EXEMPT MONEY MARKET FUND--0.9%
 2,355,032   Dreyfus Municipal Money Market Fund
             (Cost $2,355,032).......................    NR/NR        2.97 (a)                2,355,032
                                                                                           ------------
             TOTAL INVESTMENTS
             (Cost $257,500,025)(b)--98.5%...........                                       258,516,949
             Other assets less liabilities--1.5%.....                                         3,817,340
                                                                                           ------------
             NET ASSETS--100.0%......................                                      $262,334,289
                                                                                           ------------
                                                                                           ------------

N/R  NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
+    INSURED OR GUARANTEED BY THE INDICATED MUNICIPAL BOND INSURANCE
     CORPORATION.
++   REPRESENTS INTEREST RATE IN EFFECT JUNE 30, 1999 FOR FLOATING RATES NOTES.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1999.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR THE FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1999, NET UNREALIZED APPRECIATION WAS $1,016,924 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $3,951,205 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $2,934,281.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DIVERSIFICATION BY STATE

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                             VALUE      NET ASSETS
                                          ------------  ----------
Alaska..................................  $  1,012,700       0.4%
California..............................    10,243,742       3.9
Connecticut.............................     4,690,845       1.8
Delaware................................     3,789,328       1.4
District of Columbia....................       988,670       0.4
Florida.................................     8,087,204       3.1
Georgia.................................     8,292,611       3.1
Illinois................................    17,137,156       6.5
Indiana.................................    11,637,281       4.4
Kansas..................................     1,558,590       0.6
Kentucky................................     4,651,495       1.8
Maryland................................     4,318,308       1.6
Massachusetts...........................     6,803,849       2.6
Minnesota...............................     2,099,042       0.8
Mississippi.............................     1,793,750       0.7
Missouri................................     1,023,110       0.4
Montana.................................     1,311,620       0.5
Nebraska................................       735,757       0.3
Nevada..................................    11,309,918       4.3
New Jersey..............................    14,582,256       5.5
New York................................    66,671,607      25.4
North Carolina..........................     5,462,822       2.1
Oklahoma................................       514,435       0.2
Pennsylvania............................    13,762,214       5.2
Rhode Island............................     2,001,480       0.8
South Carolina..........................     1,777,908       0.7
Texas...................................    24,952,814       9.5
Virginia................................     2,805,510       1.1
Washington..............................    14,610,727       5.6
Wisconsin...............................     7,535,168       2.9
Tax-exempt money market fund (various
  states)...............................     2,355,032       0.9
                                          ------------     -----
Total value of investments..............   258,516,949      98.5
Other assets less liabilities...........     3,817,340       1.5
                                          ------------     -----
Net Assets..............................  $262,334,289     100.0%
                                          ------------     -----
                                          ------------     -----

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
        STATEMENT OF ASSETS AND LIABILITIES

          JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at value (Cost $257,500,025)..................  $258,516,949
  Cash......................................................       303,439
  Receivables:
    Investments sold........................................     7,148,369
    Interest................................................     4,242,635
    Capital stock sold......................................       649,473
  Deferred organization costs and other assets..............         6,892
                                                              ------------
      TOTAL ASSETS..........................................   270,867,757
                                                              ------------
LIABILITIES:
  Payables:
    Investments purchased...................................     7,846,009
    Dividends...............................................       285,433
    Services provided by The Bank of New York and
      Administrator.........................................       172,916
    Capital stock repurchased...............................         6,601
  Accrued expenses and other liabilities....................       222,509
                                                              ------------
      TOTAL LIABILITIES.....................................     8,533,468
                                                              ------------
NET ASSETS:                                                   $262,334,289
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     26,820
  Capital surplus...........................................   259,767,147
  Undistributed net investment income.......................         5,355
  Accumulated net realized gain on investments..............     1,518,043
  Net unrealized appreciation on investments................     1,016,924
                                                              ------------
NET ASSETS..................................................  $262,334,289
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $261,922,474
                                                              ------------
                                                              ------------
  Shares outstanding........................................    26,777,529
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $       9.78
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $    411,815
                                                              ------------
                                                              ------------
  Shares outstanding........................................        42,068
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $       9.79
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................  $ 6,308,903
                                                              -----------
EXPENSES:
  Advisory..................................................      672,630
  Administration............................................      269,053
  12b-1 fee--Investor Shares................................          542
  Accounting services.......................................       29,744
  Transfer agent............................................       24,089
  Custodian.................................................       19,245
  Registration and filings..................................       15,994
  Organization..............................................        8,205
  Directors.................................................        7,812
  Reports to shareholders...................................        7,254
  Audit.....................................................        7,064
  Insurance.................................................        4,804
  Legal.....................................................        2,892
  Cash management...........................................          351
  Other.....................................................       17,362
                                                              -----------
    TOTAL EXPENSES..........................................    1,087,041
    Fees waived by the Bank of New York (Note 3)............       (4,890)
    Earnings credit adjustment (Note 3).....................         (163)
                                                              -----------
    NET EXPENSES............................................    1,081,988
                                                              -----------
    NET INVESTMENT INCOME...................................    5,226,915
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--
  Net realized gain on investments..........................      891,918
  Decrease in unrealized appreciation on investments during
    the period..............................................  (11,826,490)
                                                              -----------
  Net realized and unrealized loss on investments...........  (10,934,572)
                                                              -----------
  Net decrease in net assets resulting from operations......  $(5,707,657)
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         SIX MONTHS ENDED          YEAR
                                                                          JUNE 30, 1999            ENDED
                                                                           (UNAUDITED)       DECEMBER 31, 1998
                                                                        ------------------  -------------------
OPERATIONS:
  Net investment income...............................................    $    5,226,915       $  10,953,021
  Net realized gain on investments....................................           891,918           5,488,044
  Decrease in unrealized appreciation on investments during the
    period............................................................       (11,826,490)         (2,389,727)
                                                                        ------------------  -------------------
    Net increase (decrease) in net assets resulting from operations...        (5,707,657)         14,051,338
                                                                        ------------------  -------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........        (5,219,866)        (10,942,519)
                                        Investor Shares...............            (7,049)            (12,153)
  Distributions from capital gains: Institutional Shares..............               -0-          (5,340,052)
                                    Investor Shares...................               -0-              (9,348)
                                                                        ------------------  -------------------
                                                                              (5,226,915)        (16,304,072)
                                                                        ------------------  -------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares..............        33,149,367          33,561,190
                                    Investor Shares...................            51,094             627,121
  Proceeds from shares issued on reinvestment
    of dividends: Institutional Shares................................           124,719           5,446,616
                    Investor Shares...................................             6,931              16,709
  Cost of capital stock repurchased: Institutional Shares.............       (30,497,720)        (35,781,571)
                                     Investor Shares..................          (104,005)           (357,246)
                                                                        ------------------  -------------------
    Net increase in net assets resulting from capital stock
      transactions....................................................         2,730,386           3,512,819
                                                                        ------------------  -------------------
      INCREASE (DECREASE) IN NET ASSETS...............................        (8,204,186)          1,260,085
NET ASSETS:
  Beginning of period.................................................       270,538,475         269,278,390
                                                                        ------------------  -------------------
  End of period (includes undistributed net investment income of
    $5,355 at June 30, 1999 and $5,355 at December 31, 1998)..........    $  262,334,289       $ 270,538,475
                                                                        ------------------  -------------------
                                                                        ------------------  -------------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares...................................         3,282,153           3,265,028
                 Investor Shares......................................             5,192              60,849
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................            12,375             534,826
                       Investor Shares................................               686               1,631
  Shares repurchased: Institutional Shares............................           (10,259)         (3,478,108)
                      Investor Shares.................................        (3,028,074)            (34,862)
                                                                        ------------------  -------------------
    Net increase......................................................           262,073             349,364
  Shares outstanding, beginning of period.............................        26,557,524          26,208,160
                                                                        ------------------  -------------------
  Shares outstanding, end of period...................................        26,819,597          26,557,524
                                                                        ------------------  -------------------
                                                                        ------------------  -------------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                        INSTITUTIONAL SHARES
                                         ---------------------------------------------------
                                                                                 FOR THE
                                                                                 PERIOD
                                          SIX MONTHS           YEAR          APRIL 1, 1997*
                                          ENDED JUNE           ENDED             THROUGH
                                           30, 1999        DECEMBER 31,       DECEMBER 31,
                                         (UNAUDITED)           1998               1997
                                         ------------      -------------     ---------------
PER SHARE DATA:
Net asset value at beginning of period..    $  10.19           $  10.27            $  10.00
                                         ------------      -------------     ---------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.19               0.41                0.33
Net realized and unrealized gain on
  investments...........................       (0.41)              0.13                0.31
                                         ------------      -------------     ---------------
  Total from investment operations......       (0.22)              0.54                0.64
                                         ------------      -------------     ---------------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................       (0.19)             (0.41)              (0.33)
Distributions from capital gains........          --              (0.21)              (0.04)
                                         ------------      -------------     ---------------
  Total dividends and distributions.....       (0.19)             (0.62)              (0.37)
                                         ------------      -------------     ---------------
Net asset value at end of period........    $   9.78           $  10.19            $  10.27
                                         ------------      -------------     ---------------
                                         ------------      -------------     ---------------
TOTAL RETURN:...........................       (2.15)%**           5.37%               6.50%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................    $261,922           $270,065            $269,085
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        0.80%***           0.83%               0.81%***
  Expenses, prior to waiver from The
    Bank of New York....................        0.81%***           0.83%               0.81%***
  Net investment income, net of waiver
    from The Bank of New York...........        3.89%***           4.03%               4.36%***
Portfolio turnover rate.................          22%                37%                 30%

                                                                INVESTOR SHARES
                                             -----------------------------------------------------
                                                                                      FOR THE
                                                                                       PERIOD
                                              SIX MONTHS            YEAR            MAY 1, 1997*
                                              ENDED JUNE            ENDED             THROUGH
                                               30, 1999         DECEMBER 31,        DECEMBER 31,
                                              (UNAUDITED)           1998                1997
                                             -------------      -------------     ----------------
PER SHARE DATA:
Net asset value at beginning of period..           $10.19             $10.28            $ 9.99
                                             -------------      -------------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................             0.18               0.38              0.27
Net realized and unrealized gain on
  investments...........................            (0.40)              0.12              0.33
                                             -------------      -------------           ------
  Total from investment operations......            (0.22)              0.50              0.60
                                             -------------      -------------           ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................            (0.18)             (0.38)            (0.27)
Distributions from capital gains........               --              (0.21)            (0.04)
                                             -------------      -------------           ------
  Total dividends and distributions.....            (0.18)             (0.59)            (0.31)
                                             -------------      -------------           ------
Net asset value at end of period........           $ 9.79             $10.19            $10.28
                                             -------------      -------------           ------
                                             -------------      -------------           ------
TOTAL RETURN:...........................            (2.19)%**           4.95%             6.08%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................           $  412             $  473            $  194
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................             1.04%***           1.13%             1.15%***
  Expenses, prior to waiver from The
    Bank of New York....................             1.06%***           1.13%             1.15%***
  Net investment income, net of waiver
    from The Bank of New York...........             3.66%***           3.74%             3.98%***
Portfolio turnover rate.................               22%                37%               30%

*    COMMENCEMENT OF OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        SCHEDULE OF INVESTMENTS

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER+--45.9%
              ASSET BACKED SECURITIES--CREDIT CARDS--0.7%
$20,000,000   Riverwoods Funding Corp., 4.80%,
              08/02/99................................  $   19,914,667
                                                        --------------
              ASSET BACKED SECURITIES--TRADE & LEASE RECEIVABLES
              (PARTIAL SUPPORT)-- 4.3%
 30,000,000   Barton, 4.82%, 07/08/99.................      29,971,883
 20,000,000   Cafco, 4.85%, 07/21/99..................      19,946,111
 30,000,000   Ciesco,, 4.78%, 07/19/99................      29,928,300
 20,000,000   Ciesco,, 4.90%, 08/10/99................      19,891,111
 25,000,000   Sheffield Receivables Corp., 5.03%,
              07/16/99................................      24,947,604
                                                        --------------
                                                           124,685,009
                                                        --------------
              ASSET BACKED SECURITIES-TRADE & LEASE RECEIVABLES--2.1%
 25,000,000   MT BLANC, 4.87%, 07/08/99...............      24,976,326
  9,181,765   Premier Auto Trust, 4.995%, 12/08/99....       9,182,278
 28,000,000   Premier Auto Trust, 5.116%, 03/08/00....      27,995,428
                                                        --------------
                                                            62,154,032
                                                        --------------
              BANKS--MONEY CENTER--0.5%
 15,000,000   Bank of America Corp., 4.87%,
              08/23/99................................      14,892,454
                                                        --------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER+ (CONTINUED)
              CHEMICALS--BASIC--2.0%
$10,000,000   duPont (E.I) de Nemoures & Co., 4.998%,
              04/14/00................................  $    9,992,210
 23,000,000   duPont (E.I.) de Nemoures & Co., 4.86%,
              07/20/99................................      22,941,005
 25,000,000   duPont (E.I.) de Nemoures & Co., 4.88%,
              08/17/99................................      24,840,722
                                                        --------------
                                                            57,773,937
                                                        --------------
              COMMUNICATIONS & ENTERTAINMENT-- 1.0%
 30,000,000   Gannett Co., 5.10%, 07/19/99............      29,923,500
                                                        --------------
              ELECTRICAL EQUIPMENT--2.4%
 10,000,000   Emerson Electric Co., 5.25%, 01/18/00...       9,706,875
 30,000,000   Emerson Electric Co., 4.95%, 07/12/99...      29,954,625
 30,000,000   Siemens Corp., 4.92%, 09/30/99..........      29,626,900
                                                        --------------
                                                            69,288,400
                                                        --------------
              FINANCE COMPANIES--1.5%
 20,000,000   American Express Credit, 4.82%,
              07/19/99................................      19,951,800
 25,000,000   Ford Motor Credit Co., 4.95%,
              07/08/99................................      24,976,618
                                                        --------------
                                                            44,928,418
                                                        --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER+ (CONTINUED)
              FINANCIAL SERVICES--5.5%
$32,505,000   General Reinsurance, 5.20%, 07/16/99....  $   32,434,573
 20,000,000   General Electric Capital Corp., 4.84%,
              08/05/99................................      19,905,889
 15,000,000   General Electric Capital Corp., 4.80%,
              09/14/99................................      14,850,000
 15,000,000   General Electric Capital Corp., 4.81%,
              11/12/99................................      14,731,442
 25,000,000   International Lease Finance, 4.88%,
              08/09/99................................      24,867,833
 25,000,000   Merrill Lynch & Co., Inc., 4.87%,
              07/09/99................................      24,972,944
 20,000,000   Sigma Finance Co., 4.86%, 08/06/99......      19,902,800
 10,000,000   Sigma Finance Co., 4.93%, 08/25/99......       9,924,681
                                                        --------------
                                                           161,590,162
                                                        --------------
              FINANCIAL SERVICES--DIVERSIFIED--0.8%
 25,000,000   Association Capital Corp., 4.93%,
              09/01/99................................      24,787,736
                                                        --------------
              FOOD & BEVERAGES--3.5%
 18,000,000   Campbell, 5.14%, 08/06/99...............      17,907,480
 10,000,000   Campbell, 4.89%, 03/15/00...............       9,649,550
 25,000,000   Coca-Cola, 4.765%, 07/15/99.............      24,953,783
 25,000,000   Coca-Cola, 4.77%, 07/27/99..............      24,913,875
 25,000,000   Kellogg Co., 4.95%, 07/21/99............      24,931,250
                                                        --------------
                                                           102,355,938
                                                        --------------
 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER+ (CONTINUED)

              FOOD PROCESSING--0.9%
$28,000,000   Archer-Daniels-Midland Co., 4.87%,
              09/15/99................................  $   27,712,129
                                                        --------------
              FOREIGN GOV'T & RELATED ISSUES-- CANADA--0.7%
 20,000,000   Canadian Wheat Board, 4.76%, 10/02/99...      19,701,178
                                                        --------------
              INSURANCE--1.3%
 15,000,000   American General, 4.79%, 08/20/99.......      14,900,208
 25,000,000   American General, 0.00%, 08/26/99.......      24,808,667
                                                        --------------
                                                            39,708,875
                                                        --------------
              MEDICAL CARE & PRODUCTS--0.9%
 25,000,000   Glaxo-Wellcome Co., 4.80%, 07/22/99.....      24,930,000
                                                        --------------
              MEDICAL PRODUCTS & SUPPLIES--2.5%
 36,855,000   Abbott Laboratories, 4.90%, 07/14/99....      36,789,787
 15,000,000   Johnson & Johnson, 4.76%, 09/08/99......      14,863,150
 21,700,000   Schering Corp., 5.15%, 09/08/99.........      21,485,803
                                                        --------------
                                                            73,138,740
                                                        --------------
              NON-BANK HOLDING COMPANIES--1.8%
 26,915,000   USAA Capital Corp., 5.20%, 07/26/99.....      26,817,807
 25,000,000   USAA-Capital Corp., 4.83%, 08/17/99.....      24,842,354
                                                        --------------
                                                            51,660,161
                                                        --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER+ (CONTINUED)
              OIL--1.7%
$50,000,000   Chevron, 4.95%, 07/20/99................  $   49,869,375
                                                        --------------
              PHARMACEUTICALS--2.1%
 38,400,000   Pfizer, 4.95%, 07/14/99.................      38,331,360
 25,000,000   Warner Lambert, 4.83%, 08/13/99.........      24,855,771
                                                        --------------
                                                            63,187,131
                                                        --------------
              PHARMECEUTICALS, HEALTH CARE, COSMETIC--1.0%
 30,000,000   Procter & Gamble Co., 4.97%, 08/09/99...      29,838,475
                                                        --------------
              PIPELINE--NON-NATURAL GAS--0.6%
 17,200,000   Colonial Pipeline Co., 5.00%,
              08/06/99................................      17,114,000
                                                        --------------
              RETAIL--SPECIALTY STORES--0.8%
 13,446,000   St. Michael Finance Ltd., 4.85%,
              07/12/99................................      13,426,074
 11,000,000   St. Michael Finance Ltd., 4.81%,
              07/13/99................................      10,982,363
                                                        --------------
                                                            24,408,437
                                                        --------------
              TECHNOLOGY INDUSTRIES--1.7%
 10,000,000   Motorola Corp., 4.79%, 07/16/99.........       9,980,042
 40,000,000   Motorola Corp., 5.00%, 08/10/99.........      39,777,778
                                                        --------------
                                                            49,757,820
                                                        --------------
              TELECOMMUNICATIONS--3.0%
 48,000,000   Ameritech Corp., 4.83%, 07/19/99........      47,884,080
 40,150,000   AT&T Corp., 4.79%, 07/27/99.............      40,011,103
                                                        --------------
                                                            87,895,183
                                                        --------------
 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              COMMERCIAL PAPER+ (CONTINUED)
              UTILITIES--ELECTRIC--1.2%
$35,000,000   National Rural Utilities Cooperative
              Finance, 4.87%, 09/09/99................  $   34,668,569
                                                        --------------
              UTILITIES--TELECOMMUNICATIONS--1.4%
 40,000,000   BellSouth Telecommunications, Inc.,
              4.95%, 07/12/99.........................      39,939,500
                                                        --------------
              TOTAL COMMERCIAL PAPER
              (Cost $1,345,823,826)...................   1,345,823,826
                                                        --------------

               CERTIFICATES OF DEPOSIT-- 13.3%
               BANKS--DOMESTIC INSTITUTIONS--5.9%
  15,000,000   American Express Centurion Bank, 4.903%,
               04/03/00................................    15,000,000
  15,000,000   Chase Manhattan Bank, 5.00%, 09/08/99...    15,002,547
  10,000,000   Chase Manhattan Bank, 5.365%,
               05/22/00................................     9,996,996
  25,000,000   Harris Trust Bank of Chicago, 4.87%,
               07/08/99................................    25,000,000
   5,000,000   Michigan National Bank, 4.94%,
               09/15/99................................     5,000,204
  10,000,000   Michigan National Bank, 5.13%,
               04/10/00................................     9,997,377
  10,000,000   Morgan (J.P.) & Co., Inc., 5.546%,
               07/07/99................................     9,999,904
  10,000,000   Morgan Guaranty Trust, 5.00%,
               12/10/99................................    10,000,000
  10,000,000   NationsBank, 5.21%, 09/24/99............    10,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               CERTIFICATES OF DEPOSIT (CONTINUED)
$ 10,000,000   NationsBank, 4.99%, 01/11/00............  $  9,999,494
  40,000,000   Old Kent Bank & Trust Company, 4.90%,
               08/02/99................................    39,825,778
  15,000,000   Wilmington Trust Co., 5.05%, 01/14/00...    15,000,000
                                                         ------------
                                                          174,822,300
                                                         ------------
               BANKING--1.9%
  20,000,000   Fifth Third Bank, 4.84%, 07/19/99.......    20,000,000
  15,000,000   Fifth Third Bank, 4.83%, 08/04/99.......    15,000,000
  10,000,000   First Union National Bank, 5.56%,
               06/02/00................................    10,005,170
  10,000,000   Regions Bank, 5.15%, 02/18/00...........    10,000,000
                                                         ------------
                                                           55,005,170
                                                         ------------
               BANKS--FOREIGN INSTITUTIONS--5.5%
  10,000,000   ABN Amro Bank, 5.045%, 02/14/99.........     9,998,831
  15,000,000   Bank of Austria, 5.60%, 08/13/99........    14,999,048
  10,000,000   Bank of Montreal, 5.12%, 04/10/00.......     9,997,751
  25,000,000   Bayerische Landesbank, 5.04%,
               08/17/99................................    25,000,000
  10,000,000   Bayerische Landesbank, 5.19%,
               02/29/00................................     9,998,718
 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               CERTIFICATES OF DEPOSIT (CONTINUED)

$ 20,000,000   Bayerische Verinsbank, 4.907%,
               05/15/00................................  $ 19,991,378
  15,000,000   Commerzbank NY, 4.965%, 02/01/00........    14,998,721
  10,000,000   Rabobank Nederland NV NY, 5.65%,
               07/08/99................................     9,999,912
  10,000,000   Rabobank Nederland NV NY, 5.45%,
               06/05/00................................     9,996,423
  10,000,000   Toronto Dominion, 4.99%, 01/06/00.......     9,999,001
   7,000,000   Toronto Dominion Bank NY, 4.295%,
               03/06/00................................     6,997,934
   5,000,000   United Bank of Switzerland, 5.285%,
               03/01/00................................     4,999,839
  15,000,000   United Bank Switzerland AG Stamford,
               5.08%, 01/13/00.........................    15,006,229
                                                         ------------
                                                          161,983,785
                                                         ------------
               TOTAL CERTIFICATES OF DEPOSIT
               (Cost $391,811,255).....................   391,811,255
                                                         ------------

               TIME DEPOSITS--10.0%
               BANKS--DOMESTIC--2.0%
  60,000,000   First National Bank of Chicago, 5.813%,
               07/01/99................................    60,000,000
                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               TIME DEPOSITS (CONTINUED)
               BANKS--FOREIGN INSTITUTIONS--8.0%
$ 44,461,000   Bank of Canada, 4.75%, 07/01/99.........  $ 44,461,000
  60,000,000   CIBC/Oppenheimer,, 5.813%, 07/01/99.....    60,000,000
  10,000,000   CIBC/Oppenheimer,, 5.10%, 04/12/00......     9,996,225
  60,000,000   Dresdner Bank AG, 5.625%, 07/01/99......    60,000,000
  60,000,000   WEST LB-TD, 5.875%, 07/01/99............    60,000,000
                                                         ------------
                                                          234,457,225
                                                         ------------
               TOTAL TIME DEPOSITS
               (Cost $294,457,225).....................   294,457,225
                                                         ------------

               UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--9.4%
               FEDERAL FARM CREDIT BANK--1.2%
  27,000,000   4.91%, 08/06/99.........................    26,867,430
   7,350,000   4.76%, 01/18/00.........................     7,341,717
                                                         ------------
                                                           34,209,147
                                                         ------------
               FEDERAL HOME LOAN BANK--3.3%
  10,000,000   5.54%+, 07/15/99........................     9,999,762
  30,000,000   4.88%, 09/2/99..........................    29,743,800
   9,575,000   5.83%+, 11/19/99........................     9,622,885
  10,000,000   4.95%+, 02/17/00........................     9,996,614
  10,000,000   4.95%+, 02/24/00........................     9,992,175
   6,970,000   5.03%, 02/25/00.........................     6,938,549
  10,000,000   0.00%+, 04/28/00........................     9,994,362
  10,000,000   5.15%+, 05/19/00........................     9,991,028
                                                         ------------
                                                           96,279,175
                                                         ------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS
               (CONTINUED)

               FEDERAL HOME LOAN MORTGAGE CORP.--0.6%
$ 18,492,000   4.72%, 07/12/99.........................  $ 18,465,302
                                                         ------------
               FEDERAL NATIONAL MORTGAGE ASSOC.-- 3.4%
  25,000,000   4.70%, 07/22/99.........................    24,931,458
  30,000,000   4.74%, 08/11/99.........................    29,838,050
   4,000,000   5.81%, 10/01/99.........................     4,008,971
  10,000,000   4.81%, 10/05/99.........................     9,997,447
  10,000,000   5.10%, 12/10/99.........................     9,773,200
  10,000,000   5.07%, 01/19/00.........................     9,715,517
  10,000,000   5.05%, 05/12/00.........................     9,993,307
                                                         ------------
                                                           98,257,950
                                                         ------------
               UNITED STATES TREASURY NOTES--0.9%
   5,000,000   5.63%, 10/31/99.........................     5,015,931
   5,000,000   5.88%, 11/15/99.........................     5,019,174
   5,000,000   5.63%, 12/31/99.........................     5,022,594
   5,000,000   5.38%, 01/31/00.........................     5,019,512
   5,000,000   5.50%, 05/31/00.........................     5,024,097
                                                         ------------
                                                           25,101,308
                                                         ------------
               TOTAL UNITED STATES GOVERNMENT AGENCIES
               & OBLIGATIONS
               (Cost $272,312,882).....................   272,312,882
                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              CORPORATE BONDS--4.1%
              ASSET BACKED SECURITIES--TRADE & LEASE RECEIVABLES--0.9%
$15,000,000   Ford Credit Auto Owner, 5.11%,
              05/15/00................................  $   15,000,000
 10,178,510   Ford Credit Auto Owner TR 99-A A2,
              5.089%, 01/18/00........................      10,178,510
  2,315,023   Newcourt Equipment Trust Securities,
              5.077%, 11/20/99........................       2,315,015
                                                        --------------
                                                            27,493,525
                                                        --------------
              BANKS--DOMESTIC INSTITUTIONS--2.1%
  8,000,000   Chase Manhattan Bank, 5.875%,
              08/04/99................................       8,004,584
 10,000,000   First National Bank of Chicago, 5.09%,
              04/20/00................................       9,995,344
 10,000,000   Lasalle National Bank, 4.97%,
              08/12/99................................      10,000,000
 10,000,000   Morgan Guaranty Trust, 5.09%,
              09/27/99................................       9,998,830
  8,000,000   Norwest Financial Inc., 6.68%,
              09/15/99................................       8,022,421
 15,000,000   Wachovia Bank, 5.00%, 09/01/99..........      15,000,000
                                                        --------------
                                                            61,021,179
                                                        --------------
              FINANCE COMPANIES--NON-CAPTIVE AND INDEPENDENT--0.2%
  7,291,000   Associates Corp. of North America,
              7.25%, 09/01/99.........................       7,309,917
                                                        --------------
              FINANCIAL SERVICES--0.4%
 10,575,000   Wells Fargo Co., 5.55%, 08/31/99........      10,581,983
                                                        --------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              CORPORATE BONDS (CONTINUED)

              FOOD PROCESSING--0.5%
$ 5,000,000   Sara Lee Corp., 6.70%, 09/09/99.........  $    5,009,607
 10,000,000   Sara Lee Corp., 7.75%, 02/03/00.........      10,148,020
                                                        --------------
                                                            15,157,627
                                                        --------------
              TOTAL CORPORATE BONDS
              (Cost $121,564,231).....................     121,564,231
                                                        --------------
              FLOATING RATE NOTES+--4.4%
              BANK HOLDING COMPANIES--3.4%
 15,000,000   Associates Corp. of North America,
              4.90%, payable monthly, interest rate
              resets monthly, next rate reset date
              7/20/99, final maturity date 3/20/00....      14,992,536
 15,000,000   Morgan (J.P.) & Co., Inc., 4.93%,
              payable monthly, interest rate resets
              monthly, next rate reset date 7/6/99,
              final maturity date 7/6/00..............      14,997,405
 10,000,000   Morgan (J.P.) & Co., Inc., 4.97%,
              payable monthly, interest rate resets
              monthly, next interest rate reset date
              7/19/99, final maturity date 5/18/00....       9,998,479

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                    VALUE
-----------                                             --------------
              FLOATING RATE NOTES+ (CONTINUED)
$20,000,000   Northern Trust Co., 4.84%, payable
              monthly, interest rate resets monthly,
              next interest reset date 7/8/99, final
              maturity date 9/8/99....................  $   19,997,732
 20,000,000   US National Bank of Minnesota, 4.88%,
              payable monthly, interest rate resets
              monthly, next interest rate reset date
              7/21/99, final maturity date 4/19/00....      19,988,914
 20,000,000   Wachovia Bank NA, 5.03%, payable
              monthly, interest rate resets monthly,
              next interest rate reset date 7/23/99,
              final maturity date 10/25/99............      20,001,684
                                                        --------------
                                                            99,976,750
                                                        --------------
              BANK NOTE--0.3%
 10,000,000   First Union National Bank, 4.93%,
              payable monthly, interest rate resets
              monthly, next rate reset date 7/8/99,
              final maturity date 6/8/00..............      10,000,000
                                                        --------------
              BROKERAGE SERVICES--0.7%
 20,000,000   Merrill Lynch & Co., Inc., 4.90%,
              payable monthly, interest rate resets
              monthly, next interest rate reset date
              7/13/99, final maturity date 8/13/99....      19,999,764
                                                        --------------
              TOTAL FLOATING RATE NOTES
              (Cost $129,976,514)
 ...........                                                129,976,514
                                                        --------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS-- 13.0%
               REPURCHASE AGREEMENTS WITH BARCLAYS CAPITAL, INC.--4.8%
$140,000,000   4.95% due 7/1/99, repurchase price
               $140,019,250 (Collateral--Various United
               States Government Agency Discount Notes
               & Bonds,0.00%-9.30%, 7/2/99-6/15/09;
               aggregate market value plus accrued
               interest $142,800,384)..................  $  140,000,000
                                                         --------------
               REPURCHASE AGREEMENT WITH DEUTSCHE BANK SECURITIES
               INC.--3.4%
 100,000,000   5.02% due 7/1/99, repurchase price
               $100,013,944 (Collateral--FHLB Disct.
               Note, 6.243%, 6/7/06; IADB Bond, 6.95%,
               8/1/26; MCDB Bond, 5.9%, 4/1/02;
               aggregate market value plus accrued
               interest $102,000,716)..................     100,000,000
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH MORGAN STANLEY DEAN
               WITTER--4.8%
$140,000,000   4.95% due 7/1/99, repurchase price
               $140,019,250 (Collateral--Various United
               States Government Agency Discount Notes
               & Bonds, 0.00%-8.115%, 7/2/99-5/13/14;
               aggregate market value plus accrued
               interest $143,862,711)..................  $  140,000,000
                                                         --------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $380,000,000).....................     380,000,000
                                                         --------------
               TOTAL INVESTMENTS
               (Cost $2,935,945,933)(a)-- 100.1%.......   2,935,945,933
               Other assets less liabilities--(0.1)%...      (3,211,261)
                                                         --------------
               NET ASSETS--100.0%......................  $2,932,734,672
                                                         --------------
                                                         --------------

+ REPRESENTS YIELD AT TIME OF PURCHASE FOR COMMERCIAL PAPER, DISCOUNTED RATE AT TIME OF PURCHASE FOR UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS, AND INTEREST RATE IN EFFECT AT JUNE 30, 1999 FOR FLOATING RATE NOTES.
FHLB FEDERAL HOME LOAN BANK.
IADB INTERAMERICAN DEVELOPMENT BANK.
MCDB FEDERAL HOME LOAN MORTGAGE CORP. DEBENTURE BOND
UST  UNITED STATES TREASURY.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND
        STATEMENT OF ASSETS AND LIABILITIES

          JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at value, including repurchase agreements of
    $380,000,000 (Cost $2,935,945,933)......................  $2,935,945,933
  Cash......................................................           3,166
  Receivables:
    Investments sold........................................     784,081,000
    Capital stock sold......................................      99,479,875
    Interest................................................       9,098,831
  Other assets..............................................         358,482
                                                              --------------
      TOTAL ASSETS..........................................   3,828,967,287
                                                              --------------
LIABILITIES:
  Payables:
    Investments purchased...................................     743,216,903
    Capital stock redeemed..................................     140,467,667
    Dividends...............................................      11,266,021
    Services provided by The Bank of New York and
      Administrator.........................................         887,093
  Accrued expenses and other liabilities....................         394,931
                                                              --------------
      TOTAL LIABILITIES.....................................     896,232,615
                                                              --------------
NET ASSETS:.................................................  $2,932,734,672
                                                              --------------
                                                              --------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $    2,932,729
  Capital surplus...........................................   2,929,795,890
  Accumulated net realized gain on investments..............           6,053
                                                              --------------
NET ASSETS..................................................  $2,932,734,672
                                                              --------------
                                                              --------------
HAMILTON SHARES:
  Net assets................................................  $1,492,901,400
                                                              --------------
                                                              --------------
  Shares outstanding........................................   1,492,897,873
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
HAMILTON PREMIER SHARES:
  Net assets................................................  $  776,579,716
                                                              --------------
                                                              --------------
  Shares outstanding........................................     776,577,405
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
HAMILTON CLASSIC SHARES:
  Net assets................................................  $  663,253,556
                                                              --------------
                                                              --------------
  Shares outstanding........................................     663,253,341
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
Hamilton Shares authorized @ $.001 par value................   3,000,000,000
Hamilton Premier Shares authorized @ $.001 par value........   3,000,000,000
Hamilton Classic Shares authorized @ $.001 par value........   3,000,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................  $ 69,624,438
                                                              ------------
EXPENSES:
  Advisory..................................................     1,405,401
  Administration............................................     1,405,401
  12b-1 fee: Hamilton Classic Shares........................       635,630
  Servicing fee: Hamilton Premier Shares....................       916,350
                Hamilton Classic Shares.....................       635,630
  Custodian.................................................       130,882
  Registration and filings..................................       127,178
  Reports to shareholders...................................       112,263
  Transfer agent............................................        70,230
  Audit.....................................................        35,424
  Legal.....................................................        32,226
  Accounting services.......................................        29,739
  Cash management...........................................        26,428
  Insurance.................................................        13,749
  Directors.................................................         7,808
  Other.....................................................        47,278
                                                              ------------
    TOTAL EXPENSES..........................................     5,631,617
  Earnings credit adjustment (Note 3).......................       (15,750)
                                                              ------------
    NET EXPENSES............................................     5,615,867
                                                              ------------
    NET INVESTMENT INCOME...................................  $ 64,008,571
  Net realized gain on investments..........................         6,053
                                                              ------------
  Net increase in net assets resulting
    from operations.........................................  $ 64,014,624
                                                              ------------
                                                              ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                 SIX MONTHS ENDED       YEAR ENDED
                                                                                  JUNE 30, 1999        DECEMBER 31,
                                                                                   (UNAUDITED)             1998
                                                                                 ----------------    ----------------
OPERATIONS:
  Net investment income.......................................................   $    64,008,571     $    103,213,492
  Net realized gain on investments............................................             6,053            --
                                                                                 ----------------    ----------------
  Net increase in net assets resulting from operations........................        64,014,624          103,213,492
                                                                                 ----------------    ----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Hamilton Shares.......................       (36,969,657)         (58,674,160)
                                          Hamilton Premier Shares.............       (16,387,103)         (43,650,908)
                                          Hamilton Classic Shares.............       (10,650,243)            (903,654)
                                                                                 ----------------    ----------------
                                                                                     (64,007,003)        (103,228,722)
                                                                                 ----------------    ----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Hamilton Shares...........................     2,570,456,432        3,662,245,203
                                    Hamilton Premier Shares...................     3,669,462,945        9,474,354,796
                                    Hamilton Classic Shares...................     3,694,280,963           76,263,435
  Proceeds from shares issued on reinvestment
    of dividends: Hamilton Shares.............................................         4,799,198            6,615,671
                     Hamilton Premier Shares..................................         9,553,245           27,238,815
                     Hamilton Classic Shares..................................         8,427,525              775,787
  Cost of capital stock repurchased: Hamilton Shares..........................    (2,521,883,867)      (3,292,905,293)
                                     Hamilton Premier Shares..................    (3,967,084,477)      (9,125,281,782)
                                     Hamilton Classic Shares..................    (3,059,449,666)         (73,769,087)
                                                                                 ----------------    ----------------
    Increase in net assets resulting from capital stock transactions..........       408,562,298          755,537,545
                                                                                 ----------------    ----------------
      INCREASE IN NET ASSETS..................................................       408,569,919          755,522,315
NET ASSETS:
  Beginning of period.........................................................     2,524,164,753        1,768,642,438
                                                                                 ----------------    ----------------
  End of period...............................................................   $ 2,932,734,672     $  2,524,164,753
                                                                                 ----------------    ----------------
                                                                                 ----------------    ----------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Hamilton Shares................................................     2,570,456,432        3,662,245,203
                  Hamilton Premier Shares.....................................     3,669,462,945        9,474,354,796
                  Hamilton Classic Shares.....................................     3,694,280,963           76,263,435
  Shares issued on reinvestment of dividends: Hamilton Shares.................         4,799,198            6,615,671
                                             Hamilton Premier Shares..........         9,553,245           27,238,815
                                             Hamilton Classic Shares..........         8,427,525              775,787
  Shares repurchased: Hamilton Shares.........................................    (2,521,883,867)      (3,292,905,293)
                        Hamilton Premier Shares...............................    (3,967,084,477)      (9,125,281,782)
                        Hamilton Classic Shares...............................    (3,059,449,666)         (73,769,087)
                                                                                 ----------------    ----------------
    Net increase..............................................................       408,562,298          755,537,545
  Shares outstanding, beginning of period.....................................     2,524,166,321        1,768,628,776
                                                                                 ----------------    ----------------
  Shares outstanding, end of period...........................................     2,932,728,619        2,524,166,321
                                                                                 ----------------    ----------------
                                                                                 ----------------    ----------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                             HAMILTON SHARES
                           -----------------------------------------------------------------------------------
                           SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                             JUNE 30, 1999       -------------------------------------------------------------
                              (UNAUDITED)           1998          1997         1996        1995        1994
                           -----------------     -----------   -----------   ---------   ---------   ---------
PER SHARE DATA:
Net asset value at
  beginning of period....        $     1.00      $      1.00   $      1.00   $    1.00   $    1.00   $    1.00
                           -----------------     -----------   -----------   ---------   ---------   ---------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income....             0.024            0.053         0.053       0.052       0.057       0.040
                           -----------------     -----------   -----------   ---------   ---------   ---------
DIVIDENDS
Dividends from net
  investment income......            (0.024)          (0.053)       (0.053)     (0.052)     (0.057)     (0.040)
                           -----------------     -----------   -----------   ---------   ---------   ---------
Net asset value at end of
  period.................        $     1.00      $      1.00   $      1.00   $    1.00   $    1.00   $    1.00
                           -----------------     -----------   -----------   ---------   ---------   ---------
                           -----------------     -----------   -----------   ---------   ---------   ---------
TOTAL RETURN:............              2.36%*           5.41%         5.47%       5.30%       5.84%       4.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of
  period (000's
  omitted)...............        $1,492,901      $ 1,439,525   $ 1,063,579   $ 609,424   $ 604,053   $ 235,220
Ratio to average net
  assets of:
  Expenses net of waiver
    from The Bank of New
    York.................              0.24%**          0.26%         0.25%       0.27%       0.26%       0.30%
  Expenses, prior to
    waiver from The Bank
    of New York..........              0.24%**          0.26%         0.25%       0.27%       0.26%       0.32%
  Net investment income,
    net of waiver from
    The Bank of New
    York.................              4.71%**          5.25%         5.34%       5.17%       5.67%       3.92%

*    NOT ANNUALIZED.
**   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                                 HAMILTON PREMIER SHARES
                           ----------------------------------------------------------------------------------------------------
                                                                                                               FOR THE PERIOD
                           SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,                      AUGUST 15, 1994*
                             JUNE 30, 1999     -----------------------------------------------------------        THROUGH
                              (UNAUDITED)           1998            1997           1996           1995       DECEMBER 31, 1994
                           -----------------   --------------   ------------   ------------   ------------   ------------------
PER SHARE DATA:
Net asset value at
  beginning of period....       $   1.00       $         1.00   $       1.00   $       1.00   $       1.00        $   1.00
                                --------       --------------   ------------   ------------   ------------        --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income....          0.023                0.050          0.051          0.049          0.054           0.017
                                --------       --------------   ------------   ------------   ------------        --------
DIVIDENDS
Dividends from net
  investment income......         (0.023)              (0.050)        (0.051)        (0.049)        (0.054)         (0.017)
                                --------       --------------   ------------   ------------   ------------        --------
Net asset value at end of
  period.................       $   1.00       $         1.00   $       1.00   $       1.00   $       1.00        $   1.00
                                --------       --------------   ------------   ------------   ------------        --------
                                --------       --------------   ------------   ------------   ------------        --------
TOTAL RETURN:............           2.23%**              5.14%          5.19%          5.03%          5.54%           1.69%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of
  period (000's
  omitted)...............       $776,580       $    1,064,645   $    688,339   $    463,759   $    340,163        $107,799
Ratio to average net
  assets of:
  Expenses...............           0.49%***             0.51%          0.51%          0.53%          0.54%           0.61%***
  Net investment
    income...............           4.47%***             5.01%          5.09%          4.91%          5.40%           4.40%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                                      HAMILTON CLASSIC SHARES
                                          --------------------------------------------------------------------------------
                                                                                                          FOR THE PERIOD
                                          SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,           DECEMBER 4, 1995*
                                            JUNE 30, 1999     ---------------------------------------        THROUGH
                                             (UNAUDITED)         1998          1997          1996       DECEMBER 31, 1995
                                          -----------------   -----------   -----------   -----------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................       $   1.00       $      1.00   $      1.00   $      1.00         $ 1.00
                                               --------       -----------   -----------   -----------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................          0.021             0.047         0.047         0.046          0.004
                                               --------       -----------   -----------   -----------         ------
DIVIDENDS
Dividends from net investment income....         (0.021)           (0.047)       (0.047)       (0.046)        (0.004)
                                               --------       -----------   -----------   -----------         ------
Net asset value at end of period........       $   1.00       $      1.00   $      1.00   $      1.00         $ 1.00
                                               --------       -----------   -----------   -----------         ------
                                               --------       -----------   -----------   -----------         ------
TOTAL RETURN:...........................           2.10%**           4.81%         4.80%         4.73%          0.40%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................       $663,254       $    19,995   $    16,725   $    13,478         $3,098
Ratio to average net assets of:
  Expenses..............................           0.75%***          0.83%         0.88%         0.82%          0.76%***
  Net investment income.................           4.19%***          4.70%         4.71%         4.67%          5.18%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               UNITED STATES GOVERNMENT OBLIGATIONS--19.6%
               UNITED STATES TREASURY BILLS+--3.1%
$  5,000,000   4.48%, 11/12/99.........................  $  4,915,785
  10,000,000   4.53%, 12/09/99.........................     9,799,868
  10,000,000   4.62%, 01/06/00.........................     9,756,400
                                                         ------------
                                                           24,472,053
                                                         ------------
               UNITED STATES TREASURY NOTES--16.5%
  10,000,000   5.88%, 07/31/99.........................    10,002,984
   5,000,000   6.00%, 08/15/99.........................     5,005,981
   5,000,000   5.88%, 08/31/99.........................     5,008,525
   5,000,000   5.75%, 09/30/99.........................     5,013,537
  10,000,000   5.63%, 10/31/99.........................    10,037,176
  10,000,000   5.88%, 11/15/99.........................    10,038,348
  10,000,000   5.63%, 12/31/99.........................    10,045,189
  15,000,000   5.38%, 01/31/00.........................    15,044,013
  10,000,000   5.88%, 02/05/00.........................    10,069,285
   5,000,000   5.50%, 02/29/00.........................     5,018,264
  10,000,000   5.50%, 03/31/00.........................    10,028,180
  10,000,000   5.50%, 04/15/00.........................    10,048,249
  10,000,000   5.63%, 04/30/00.........................    10,030,045
  15,000,000   5.50%, 05/31/00.........................    15,066,590
                                                         ------------
                                                          130,456,366
                                                         ------------
               TOTAL UNITED STATES GOVERNMENT
               OBLIGATIONS
               (Cost $154,928,419).....................   154,928,419
                                                         ------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------   REPURCHASE AGREEMENTS-- 80.5%             ------------
               REPURCHASE AGREEMENT WITH BARCLAYS CAPITAL,
               INC.--16.4%
$130,000,000   4.80%, due 7/1/99, repurchase price
               $130,017,333 (Collateral-- UST Note
               7.00%, 7/15/06; UST Bond 8.125%,
               8/15/19; aggregate market value plus
               accrued interest $132,600,352)..........  $130,000,000
                                                         ------------
               REPURCHASE AGREEMENT WITH DEUTSCHE BANK SECURITIES
               INC.--6.3%
  50,000,000   4.90%, due 7/1/99, repurchase price
               50,006,806 (Collateral-- UST Note,
               6.125%, 8/15/07; UST Bond, 7.50%,
               11/15/16; aggregate market value plus
               accrued interest $51,000,077)...........    50,000,000
                                                         ------------
               REPURCHASE AGREEMENT WITH GOLDMAN, SACHS & CO.--20.5%
 162,048,000   4.20%, due 7/1/99, repurchase price
               $162,066,906 (Collateral-- UST Bond,
               6.375%, 8/15/27; market value plus
               accrued interest $165,289,868)..........   162,048,000
                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

       JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH J.P. MORGAN SECURITIES,
               INC.--20.9%
$165,000,000   4.80%, due 7/1/99 repurchase price
               $165,022,000 (Collateral-- UST Notes,
               5.625%-6.00%, 8/15/00-5/15/01; UST
               Bonds, 5.25%-9.375%, 2/15/06-2/15/29;
               aggregate market value plus accrued
               interest $168,300,518)..................  $165,000,000
                                                         ------------
               REPURCHASE AGREEMENT WITH MORGAN STANLEY DEAN
               WITTER--16.4%
 130,000,000   4.80%, due 7/1/99 repurchase price
               $130,017,333 (Collateral-- UST Notes,
               5.375%-7.750%, 12/31/99-1/31/00;
               aggregate market value plus accrued
               interest $133,253,312)..................   130,000,000
                                                         ------------
 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               REPURCHASE AGREEMENTS (CONTINUED)
               TOTAL REPURCHASE AGREEMENTS
               (Cost $637,048,000).....................  $637,048,000
                                                         ------------

                 TOTAL INVESTMENTS--
                 (Cost $791,976,419)(a)-- 100.1%.........   791,976,419
                 Other assets less
                 liabilities--(0.1)%.....................      (817,634)
                                                           ------------
                 NET ASSETS--100.0%......................  $791,158,785
                                                           ------------
                                                           ------------

+ COUPON RATE REPRESENTS DISCOUNTED RATE AT TIME OF PURCHASE FOR UNITED STATES TREASURY BILLS.
UST  UNITED STATES TREASURY.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at value, including repurchase agreements of
    $637,048,000 (Cost $791,976,419)........................  $  791,976,419
  Cash......................................................             704
  Receivables:
    Investments sold........................................     550,208,000
    Capital stock sold......................................      96,950,074
    Interest receivable.....................................       1,849,480
  Deferred organization costs and other assets..............         567,412
                                                              --------------
      TOTAL ASSETS..........................................   1,441,552,089
                                                              --------------
LIABILITIES:
  Payables:
    Investments purchased...................................     637,048,000
    Capital stock redeemed..................................      10,614,433
    Dividends...............................................       2,422,254
  Services provided by The Bank of New York and
    Administrator...........................................         246,866
  Accrued expenses and other liabilities....................          61,751
                                                              --------------
      TOTAL LIABILITIES.....................................     650,393,304
                                                              --------------
NET ASSETS:.................................................  $  791,158,785
                                                              --------------
                                                              --------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $      791,158
  Capital surplus...........................................     790,367,266
  Accumulated net realized gain on investments..............             361
                                                              --------------
NET ASSETS..................................................  $  791,158,785
                                                              --------------
                                                              --------------
HAMILTON SHARES:
  Net assets................................................  $  223,803,002
                                                              --------------
                                                              --------------
  Shares outstanding........................................     223,802,503
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
HAMILTON PREMIER SHARES:
  Net assets................................................  $  362,153,334
                                                              --------------
                                                              --------------
  Shares outstanding........................................     362,153,188
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
HAMILTON CLASSIC SHARES:
  Net assets................................................  $  205,202,449
                                                              --------------
                                                              --------------
  Shares outstanding........................................     205,202,449
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
Hamilton Shares authorized @ $.001 par value................   2,000,000,000
Hamilton Premier Shares authorized @ $.001 par value........   2,000,000,000
Hamilton Classic Shares authorized @ $.001 par value........   2,000,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................  $16,866,008
                                                              -----------
EXPENSES:
  Advisory..................................................      351,507
  Administration............................................      351,507
  12b-1 fee: Hamilton Classic Shares........................       39,602
  Servicing fee--Hamilton Premier Shares....................      583,125
               Hamilton Classic Shares......................       39,602
  Registration and filings..................................       77,720
  Custodian.................................................       57,385
  Accounting services.......................................       29,743
  Reports to shareholders...................................       22,284
  Transfer agent............................................       20,917
  Cash management...........................................        8,963
  Audit.....................................................        8,467
  Directors.................................................        7,885
  Legal.....................................................        6,649
  Organization..............................................        3,205
  Insurance.................................................        2,384
  Other.....................................................        9,583
                                                              -----------
    TOTAL EXPENSES..........................................    1,620,528
  Earnings credit adjustment (Note 3).......................       (2,007)
                                                              -----------
    NET EXPENSES............................................    1,618,521
                                                              -----------
    NET INVESTMENT INCOME...................................   15,247,487
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                YEAR
                                                                        SIX MONTHS ENDED       ENDED
                                                                         JUNE 30, 1999      DECEMBER 31,
                                                                          (UNAUDITED)           1998
                                                                        ----------------   --------------
OPERATIONS:
  Net investment income...............................................  $    15,247,487    $  24,992,057
  Net realized gain on investments....................................                0            1,044
                                                                        ----------------   --------------
    Net increase in net assets resulting from operations..............       15,247,487       24,993,101
                                                                        ----------------   --------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Hamilton Shares...............       (4,632,394)      (8,862,413)
                                           Hamilton Premier Shares....       (9,985,007)     (16,129,644)
                                           Hamilton Classic Shares....         (629,777)
                                                                        ----------------   --------------
                                                                            (15,247,178)     (24,992,057)
                                                                        ----------------   --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Hamilton Shares...................      582,483,900      758,097,192
                                     Hamilton Premier Shares..........    1,678,767,594    2,984,119,812
                                     Hamilton Classic Shares..........      397,454,237
  Proceeds from shares issued on reinvestment
    of dividends: Hamilton Shares.....................................        2,480,644        3,882,860
                      Hamilton Premier Shares.........................        5,624,423        7,344,494
                      Hamilton Classic Shares.........................                0
  Cost of capital stock repurchased: Hamilton Shares..................     (562,524,804)    (671,336,485)
                                      Hamilton Premier Shares.........   (1,842,731,104)   (2,654,867,480)
                                      Hamilton Classic Shares.........     (192,251,788)
                                                                        ----------------   --------------
    Increase in net assets resulting from capital stock
      transactions....................................................       69,303,102      427,240,393
                                                                        ----------------   --------------
      INCREASE IN NET ASSETS..........................................       69,303,411      427,241,437
NET ASSETS:
  Beginning of period.................................................      721,855,374      294,613,937
                                                                        ----------------   --------------
  End of period.......................................................  $   791,158,785    $ 721,855,374
                                                                        ----------------   --------------
                                                                        ----------------   --------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Hamilton Shares........................................      582,483,615      758,097,192
                  Hamilton Premier Shares.............................    1,678,767,594    2,984,119,812
                  Hamilton Classic Shares.............................      397,454,237
  Shares issued on reinvestment of dividends: Hamilton Shares.........        2,480,644        3,882,860
                                              Hamilton Premier
                                        Shares........................        5,624,423        7,344,494
                                              Hamilton Classic
                                        Shares........................                0
  Shares repurchased: Hamilton Shares.................................     (562,524,804)    (671,336,485)
                         Hamilton Premier Shares......................   (1,842,730,794)   (2,654,867,480)
                         Hamilton Classic Shares......................     (192,251,788)
                                                                        ----------------   --------------
    Net increase......................................................       69,303,127      427,240,393
  Shares outstanding, beginning of period.............................      721,855,013      294,614,620
                                                                        ----------------   --------------
  Shares outstanding, end of period...................................      791,158,140      721,855,013
                                                                        ----------------   --------------
                                                                        ----------------   --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                         HAMILTON SHARES
                                                                        -------------------------------------------------
                                                                         SIX MONTHS                         FOR THE
                                                                           ENDED           YEAR              PERIOD
                                                                          JUNE 30,         ENDED         APRIL 1, 1997*
                                                                            1999       DECEMBER 31,         THROUGH
                                                                        (UNAUDITED)        1998        DECEMBER 31, 1997
                                                                        ------------   -------------   ------------------
PER SHARE DATA:
Net asset value at beginning of period................................    $   1.00        $   1.00          $   1.00
                                                                        ------------   -------------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................................       0.024           0.051             0.040
                                                                        ------------   -------------        --------
DIVIDENDS
Dividends from net investment income..................................      (0.024)         (0.051)           (0.040)
                                                                        ------------   -------------        --------
Net asset value at end of period......................................    $   1.00        $   1.00          $   1.00
                                                                        ------------   -------------        --------
                                                                        ------------   -------------        --------
TOTAL RETURN:.........................................................        2.26%**         5.25%             4.02%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period (000's omitted)...........................    $223,803        $201,363          $110,719
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New York...................        0.27%***        0.27%             0.25%***
  Expenses, prior to waiver from The Bank of New York.................        0.27%***        0.28%             0.33%***
  Net investment income, net of waiver from The Bank of New York......        4.52%***        5.09%             5.29%***


                                                                                     HAMILTON PREMIER SHARES
                                                                        -------------------------------------------------
                                                                         SIX MONTHS                         FOR THE
                                                                           ENDED           YEAR              PERIOD
                                                                          JUNE 30,         ENDED         APRIL 1, 1997*
                                                                            1999       DECEMBER 31,         THROUGH
                                                                        (UNAUDITED)        1998        DECEMBER 31, 1997
                                                                        ------------   -------------   ------------------
PER SHARE DATA:
Net asset value at beginning of period................................    $   1.00        $   1.00          $   1.00
                                                                        ------------   -------------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................................       0.023           0.049             0.038
                                                                        ------------   -------------        --------
DIVIDENDS
Dividends from net investment income..................................      (0.023)         (0.049)           (0.038)
                                                                        ------------   -------------        --------
Net asset value at end of period......................................    $   1.00        $   1.00          $   1.00
                                                                        ------------   -------------        --------
                                                                        ------------   -------------        --------
TOTAL RETURN:.........................................................        2.15%**         4.99%             3.83%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period (000's omitted)...........................    $362,153        $520,492          $183,895
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New York...................        0.52%***        0.52%             0.50%***
  Expenses, prior to waiver from The Bank of New York.................        0.52%***        0.53%             0.56%***
  Net investment income, net of waiver from The Bank of New York......        4.28%***        4.82%             5.06%***

                                                                          HAMILTON CLASSIC
                                                                               SHARES
                                                                        --------------------
                                                                           FOR THE PERIOD
                                                                          APRIL 30, 1999*
                                                                              THROUGH
                                                                           JUNE 30, 1999
                                                                            (UNAUDITED)
                                                                        --------------------
PER SHARE DATA:
Net asset value at beginning of period................................        $   1.00
                                                                              --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................................           0.007
                                                                              --------
DIVIDENDS
Dividends from net investment income..................................          (0.007)
                                                                              --------
Net asset value at end of period......................................        $   1.00
                                                                              --------
                                                                              --------
TOTAL RETURN:.........................................................            0.67%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period (000's omitted)...........................        $205,203
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New York...................            0.77%***
  Expenses, prior to waiver from The Bank of New York.................            0.77%***
  Net investment income, net of waiver from The Bank of New York......            3.98%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of ten series: BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Money Fund (the "Money Fund"), and BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") (individually, a "Fund" and collectively, the "Funds"). All the Funds (except the Money Fund and Treasury Money Fund) consist of two classes of shares: Institutional Shares and Investor Shares. The Money Fund and Treasury Money Fund consist of three classes of shares: Hamilton Shares, Hamilton Premier Shares, and Hamilton Classic Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITY VALUATIONS

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund and Treasury Money Fund, and short-term securities with a remaining maturity of 60 days or less in all other Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) CURRENCY TRANSLATION

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities other than investments currently shown on the respective Fund's statement of assets and liabilities are shown as unrealized appreciation (depreciation) on foreign currency transactions.
(C) REPURCHASE AGREEMENTS

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) WRITTEN OPTIONS AND PURCHASED OPTIONS

  All Funds (except the Money Fund and the Treasury Money Fund) may enter into an option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. The nature and risks associated with these securities are explained further in the Prospectus and Statement of Additional Information.

  When a Fund writes a call option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When a put option is purchased, the Fund will pay a premium. Premiums paid for put options are included as investments and are also adjusted to their current market value daily.

  If a written call expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) FEDERAL INCOME TAXES

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.
(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  The Intermediate Government Fund, the Intermediate Investment Grade Fund, the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, the Money Fund and the Treasury Money Fund declare dividends daily and pay dividends monthly. The Equity Income Fund and the Large Cap Growth Fund declare and pay dividends monthly. The Small Cap Growth Fund and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for all Funds, except for the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund are accreted, and premiums on securities purchased for the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, the Money Fund, and the Treasury Money Fund are amortized.

(H) FINANCIAL STATEMENTS PREPARATION

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

(I) ORGANIZATION COSTS

  Costs incurred in connection with the organization and initial registration of the Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund and Treasury Money Fund are being amortized evenly over the period of benefit not to exceed 60 months from the date upon which those Funds commenced investment operations.

3. ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

  The Bank of New York acts as the Funds' investment adviser (the "Adviser"). The Adviser manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Adviser's fee accrues daily and is payable monthly at the following annual rates:

                                                                              % OF AVERAGE
                                                                                DAILY NET
                                                                                 ASSETS
                                                                              -------------
Equity Income Fund..........................................................           .60%
Large Cap Growth Fund.......................................................           .60%
Small Cap Growth Fund.......................................................           .75%
International Equity Fund...................................................          .425%
Intermediate Government Fund................................................           .50%
Intermediate Investment Grade Fund..........................................           .50%
Intermediate New York Tax-
  Exempt Fund...............................................................           .50%
Intermediate Tax-Exempt Fund................................................           .50%
Money Fund..................................................................           .10%
Treasury Money Fund.........................................................           .10%

  The International Equity Fund is also sub-advised by Indocam, formerly Indosuez International Investment Services (the "Sub-Adviser"), a subsidiary of Banque Indosuez. The Fund accrues daily an additional fee to the Sub-Adviser, payable monthly at the rate of .425% of average daily net assets of the International Equity Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain of responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                                                              % OF AVERAGE
                                                                                DAILY NET
                                                                                 ASSETS
                                                                              -------------
Equity Income Fund..........................................................           .20%
Large Cap Growth Fund.......................................................           .20%
Small Cap Growth Fund.......................................................           .20%
International Equity Fund...................................................           .20%
Intermediate Government Fund................................................           .20%
Intermediate Investment Grade Fund..........................................           .20%
Intermediate New York Tax-
  Exempt Fund...............................................................           .20%
Intermediate Tax-Exempt Fund................................................           .20%
Money Fund..................................................................           .10%
Treasury Money Fund.........................................................           .10%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 1999 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 1999, the Intermediate New York Tax-Exempt Fund did not earn any such monies.

  For the period January 1, 1999 - March 31, 1999, the Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                                                    INSTITUTIONAL     INVESTOR
                                                       SHARES          SHARES
                                                    -------------   -------------
Large Cap Growth Fund.............................           .82%           1.07%
Small Cap Growth Fund.............................           .97%           1.22%
International Equity Fund.........................          1.27%           1.52%
Intermediate Government Fund......................           .90%           1.15%
Intermediate Investment Grade Fund................           .90%           1.15%
Intermediate New York Tax-Exempt Fund.............           .90%           1.15%
Intermediate Tax-Exempt Fund......................           .90%           1.15%

  Commencing April 1, 1999, the waivers for both classes of the Large Cap Growth Fund and International Equity Fund were discontinued. The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below.

                                                    INSTITUTIONAL     INVESTOR
                                                       SHARES          SHARES
                                                    -------------   -------------
Small Cap Growth Fund.............................          1.11%           1.36%
Intermediate Government Fund......................           .79%           1.04%
Intermediate Investment Grade Fund................           .79%           1.04%
Intermediate New York Tax-Exempt Fund.............           .79%           1.04%
Intermediate Tax-Exempt Fund......................           .79%           1.04%

  The Equity Income Fund, Money Fund, and Treasury Money Fund did not have any expense waivers for the six months ended June 30, 1999.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each

Fund. Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                                                             DATE OF
                                                                        IMPLEMENTATION OF
NAME OF FUND                                              CLASS            12B-1 PLAN
--------------------------------------------------  -----------------   -----------------
Equity Income Fund................................      Investor          April 1, 1997
Large Cap Growth Fund.............................      Investor           May 1, 1997
Small Cap Growth Fund.............................      Investor           May 1, 1997
International Equity Fund.........................      Investor           May 1, 1997
Intermediate Government Fund......................      Investor          April 1, 1997
Intermediate Investment Grade Fund................      Investor           May 1, 1997
Intermediate New York Tax-Exempt Fund.............      Investor          April 1, 1997
Intermediate
  Tax-Exempt Fund.................................      Investor           May 1, 1997
Money Fund........................................  Hamilton Classic    December 4, 1995
Treasury Money Fund...............................  Hamilton Classic     April 30, 1999

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.
  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund and the Treasury Money Fund, pursuant to which, Hamilton Premier Shares and Hamilton Classic Shares of both of those Funds are sold to certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and of the Treasury Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund and the Treasury Money Fund.

  The brokerage firm of ESI Securities ("ESI") became a wholly-owned subsidiary of the Bank of New York in 1998. During the six months ended June 30, 1999, the Large Cap Growth Fund paid brokerage commissions of $1,050, to ESI.

4. PORTFOLIO SECURITIES

  For the six months ended June 30, 1999, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                                        EQUITY INCOME FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $         --  $         --
All Others........................................   184,725,246   175,649,149


                                                      LARGE CAP GROWTH FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $         --  $         --
All Others........................................    52,081,407    68,806,612

                                                      SMALL CAP GROWTH FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $         --  $         --
All Others........................................   111,068,938   112,685,904

                                                    INTERNATIONAL EQUITY FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $         --  $         --
All Others........................................    90,149,125    91,274,098

                                                           INTERMEDIATE
                                                         GOVERNMENT FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $ 17,200,518  $  8,484,559
All Others........................................       154,357     1,738,084

                                                     INTERMEDIATE INVESTMENT
                                                            GRADE FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $ 97,200,750  $ 71,553,103
All Others........................................    53,416,509    55,150,308

                                                      INTERMEDIATE NEW YORK
                                                         TAX-EXEMPT FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $         --  $         --
All Others........................................     5,835,342     8,191,314

                                                     INTERMEDIATE TAX-EXEMPT
                                                               FUND
                                                    --------------------------
                                                     PURCHASES       SALES
                                                    ------------  ------------
US Gov't Securities...............................  $         --  $         --
All Others........................................    61,335,247    58,749,447

5. FEDERAL INCOME TAXES

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 1998 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                                        CAPITAL LOSS
                                                        CARRYFORWARD   EXPIRATION
                                                        ------------   ----------
International Equity Fund.............................   $  114,800       2005
                                                          9,953,400       2006
Intermediate Government Fund..........................      881,300       2002
                                                            681,600       2003
                                                            447,700       2004
                                                            390,800       2005

6. WRITTEN OPTION ACTIVITY

  Transactions in written options for the six months ended June 30, 1999 were as follows:

EQUITY INCOME FUND

                                                             NUMBER OF   PREMIUMS
                                                             CONTRACTS   RECEIVED
                                                             ---------   ---------
Options outstanding at December 31, 1998...................     600      $ 163,194
Options written during the period..........................     750        188,993
Options expired............................................    (600)      (163,194)
                                                                ---      ---------
Options outstanding at June 30, 1999.......................     750      $ 188,993
                                                                ---      ---------
                                                                ---      ---------

LARGE CAP GROWTH FUND

                                                         NUMBER OF    PREMIUMS
                                                         CONTRACTS    RECEIVED
                                                         ---------   -----------
Options outstanding at December 31, 1998...............    1,800     $   590,832
Options written during the period......................    9,759       3,244,203
Options terminated in closing purchase transactions....   (1,300)       (396,861)
Options exercised......................................   (2,356)       (689,938)
Options expired........................................   (5,456)     (2,036,950)
                                                         ---------   -----------
Options outstanding at June 30, 1999...................    2,447     $   711,286
                                                         ---------   -----------
                                                         ---------   -----------

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  At December 31, 1998, reclassifications were made to the capital accounts of all Funds except the Intermediate New York Tax-Exempt Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

8. GEOGRAPHIC CONCENTRATION

  The International Equity Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan. The International Equity Fund may be more susceptible to political, social and economic events adversely affecting Japanese companies than funds not so concentrated.

9. CONCENTRATION OF RISK

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in a portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 25% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

10.  YEAR 2000

  The Funds could be adversely affected if the computer systems used by the Adviser and the Company's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Adviser is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which each Fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of each Fund's investments and their share prices.

11.  CHANGE OF INDEPENDENT ACCOUNTANTS

  During the fiscal year the Board of Trustees of the Funds approved a change of the Company's Independent Accountants to Ernst & Young LLP.

      DIRECTORS AND OFFICERS
      Edward L. Gardner, Director and Chairman of the Board
      Peter Herrick, Director
      Stephen Stamas, Director
      James E. Quinn, Director
      Karen Osar, Director
      Kim Kelly, Director
      J. David Huber, Chief Executive Officer
      William J. Tomko, President
      Richard Baxt, Vice President
      Michael A. Grunewald, Vice President
      Nimish Bhatt, Treasurer
      Ellen Stoutamire, Secretary
      Alaina Metz, Assistant Secretary

      INVESTMENT ADVISER
      The Bank of New York

      ADMINISTRATOR AND DISTRIBUTOR
      BNY Hamilton Distributors, Inc.

      TRANSFER AGENT
      BISYS Fund Services, Ohio, Inc.

      CUSTODIAN
      The Bank of New York

      INDEPENDENT AUDITORS
      Ernst & Young LLP

      LEGAL COUNSEL
      Sullivan & Cromwell